UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2023

Item 1. Report to Shareholders

ANNUAL REPORT September 30, 2023

Biotech ETF	BBH
Digital Transformation ETF	DAPP
Energy Income ETF	EINC
Environmental Services ETF	EVX
Gaming ETF	BJK
Green Infrastructure ETF	RNEW
Pharmaceutical ETF	PPH
Retail ETF	RTH
Robotics ETF	IBOT
Semiconductor ETF	SMH
Video Gaming and eSports ETF	ESPO

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2023.

VANECK ETFs

PRESIDENT’S LETTER

September 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—were negative or muted. This remains my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors continue to face, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but it started shrinking in late 2022. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.1 trillion toward the end of September 2023.1

As we’ve been saying since the summer of 2022, when wage inflation was confirmed, what should drive the Fed is fighting wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. And this is the battle that is at full pitch—the labor market has remained strong.

While headline inflation is falling, we are still in the “higher for longer” camp. The Fed seems likely to continue holding, or even raising, interest rates and will probably continue to shrink its balance sheet. This is not supportive of stock or bond markets.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation. The debt ceiling compromise and the Supreme Court rejection of student debt relief continue this trend. But it is worth noting that environmental subsidies from the IRA bill are larger than expected.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, the U.S. and China have been the two main pillars of global growth. In China, the post-COVID-19 growth has been more domestic and consumer-led and still not enough to overcome the property sector malaise. In coming years, we will likely have to look to India, Indonesia and Africa to drive global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in what is left of 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

Outlook

My basic outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities given the headwinds discussed above. This has obviously not been true for long-term bonds, which have lost money as their interest rates increased almost to short-term rates.

This waning period of “yield curve inversion”—long-term interest rates lower than short-term rates—is unusual and, I think, about to end. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return.

Further, yield curve inversion is present only about 10% of the time. It’s unusual. This is a good time to think about what investments might benefit from the end of this era. Perhaps some bank stocks? This outlook is discussed in a recent podcast, The Compound and Friends, Episode 113, released on October 13, 2023.

My final thought is that, while I think the Fed won’t lower short-term interest rates for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing with VanEck. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended September 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

October 16, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, September 28, 2023, https://www.federalreserve.gov/releases/h41/20230928/
2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/
3 https://www.vaneck.com/us/en/subscribe/

2

VANECK ETFs

MANAGEMENT DISCUSSION

September 30, 2023 (unaudited)

Biotech

Biotech stocks performed positively overall in the 12 months period, with the VanEck Biotech ETF gaining 11.24%. Having hit a high in early-December 2022, biotech stocks essentially oscillated and moved sideways for the rest of the period, but ended the year up on its start. Larger companies were able to maintain the financial impetus they had achieved during COVID-19 and continued to grow. However, such growth proved more difficult for medium-size and small biotech companies.

By end-September 2022, the FDA had approved 26 “novel drugs”, 1 over the next three months a further 11 were added and the total tally for the year was 37. 2 By end-September 2023, up on the previous year at the same time, some 40 novel drugs had already been approved. 3

The three top positive contributions to the Fund’s performance came from: Amgen, Inc. (14.4% of Fund net assets†), Gilead Sciences, Inc. (8.5% of Fund net assets†) and Seagen, Inc. (4.9% of Fund net assets†). The companies that detracted most from performance were: Illumina, Inc. (4.1% of Fund net assets†), BioNTech SE (2.8% of Fund net assets†) and Alnylam Pharmaceuticals, Inc. (2.7% of Fund net assets†).

Digital Transformation

The VanEck Digital Transformation ETF registered a gain of 10.29% over the 12 month period. The somewhat lack luster, albeit positive, performance of broadly-based digital transformation stocks can be ascribed to both a lack of enthusiasm—crypto “fatigue”—and continuing negative sentiment in the underlying digital asset space. In addition, neither was helped by continuing scandals in the space, for example, starting in November 2022, that around FTX.

Rising interest rates also squeezed stocks, not least by raising the cost of capital and reducing the value of future earnings: a challenge for companies that might be both “early stage” and still unprofitable.

The three companies that contributed most to the Fund’s performance were: Applied Digital Corp. (5.6% of Fund net assets†), Bit Digital, Inc. (4.9% of Fund net assets†) and Riot Platforms, Inc. (5.6% of Fund net assets†). The three companies that detracted most from performance were: Silvergate Capital Corp. (sold during the period), Argo Blockchain Plc (sold during the period) and Canaan, Inc. (4.9% of Fund net assets†).

Energy Income

Robust energy commodity prices during the period under review benefited midstream energy companies, including MLPs (master limited partnerships). Despite volatility during the period, both crude oil and natural gas prices remained firm, as did demand. For example, having started the 12 month period at $75.88 a barrel, after a few hiccups on the way, West Texas Intermediate (WTI) ended the period just 19.65% higher at $90.79 a barrel.

For the 12 months ended September 30, 2023, the VanEck Energy Income ETF gained 18.70%. The three greatest contributors to performance were: Magellan Midstream Partners LP (acquired by another compay during the period), Targa Resources Corp. (4.6% of Fund net assets†) and Energy Transfer LP (4.7% of Fund net assets†). TC Energy Corp. (6.3% of Fund net assets†), Enbridge, Inc. (8.1% of Fund net assets†) and NextDecade Corp. (0.6% of Fund net assets†) detracted the most from overall performance.

Environmental Services

The VanEck Environmental Services ETF had a roller coaster of a financial year, but ended the 12 month period under review with a gain of 10.24%. Having slowly, if erratically, made their way to a high toward the end of July, environmental stocks then fell through the end of September 2023, but remained in positive territory.

Themes in the sector during the 12 month period included the plastic debate and legislation, the demand for skilled labor (and the dearth of such workers) and the beneficial reuse of waste. In addition to corporations’ continuing commitment to ESG and sustainability, consolidation and M&A activity, together with funding

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

from infrastructure investment legislation passed in 2021 and 2022’s Inflation Reduction Act were beneficial for environmental services companies.

The three top positive contributions to the Fund’s performance came from: Ecolab, Inc. (10.3% of Fund net assets†), Evoqua Water Technologies Corp. (acquired by another company during the period) and Clean Harbors, Inc. (3.5% of Fund net assets†). The three companies that detracted most from performance were: Li-Cycle Holdings Corp. (1.7% of Fund net assets†), Ambipar Emergency Response (sold during the period) and Darling Ingredients Inc. (3.3% of Fund net assets†).

Gaming

The VanEck Gaming ETF posted a gain of 22.55% for the 12 month period. Having risen through to highs in the middle of July 2023, gaming stocks declined through the end of September 2023, but remained in positive territory.

In Macau, China, the world’s biggest gaming hub, in 2023, gross gaming revenue (“GGR”) recovery was “so sturdy that the metric could approach 90% of pre-coronavirus levels.” 4 In Nevada, during the 11 month period through the end of July 2023, the “gaming win” 5 for the majority of months were up year-on-year—ranging from 17.99% in January 2023 and 0.07% in August 2023. The most it was down was 7.62% in November 2022.6

The three top positive contributions to the Fund’s performance came from: Flutter Entertainment Plc (8.1% of Fund net assets†), DraftKings, Inc. (5.7% of Fund net assets†) and Evolution AB (6.6% of Fund net assets†). The three companies that detracted most from performance were: Star Entertainment Group Ltd. (0.6% of Fund net assets†), Kangwon Land, Inc. (0.8% of Fund net assets†) and Galaxy Entertainment Group Ltd. (5.0% of Fund net assets†).

Green Infrastructure

Over the period from inception (October 18, 2022) to September 30, 2023, the VanEck Green Infrastructure ETF lost 5.62%. While, as with environmental services stocks, green infrastructure stocks were helped both by funding from infrastructure investment legislation passed in 2021 and 2022’s Inflation Reduction Act, they faced a number of headwinds, not least high interest rates and, in particular, a tight labor market.

The three top positive contributions to the Fund’s performance came from: Tesla, Inc. (5.6% of Fund net assets†), Quanta Services, Inc. (5.4% of Fund net assets†) and First Solar, Inc. (4.5% of Fund net assets†). The three companies that detracted most from performance were: Plug Power, Inc. (2.1% of Fund net assets†), Enphase Energy, Inc. (3.5% of Fund net assets†) and Lucid Group, Inc. (4.6% of Fund net assets†).

Pharmaceutical

Despite a “tough year in the stock market” 7 in 2023, pharmaceutical stocks in the VanEck Pharmaceutical ETF had a positive 12 month period gaining 21.14% by September 30, 2023. Also as noted by The Wall Street Journal, while, on the one hand, “[s]urging demand for medications that treat Type 2 diabetes and help patients lose weight has driven a major rally on Wall Street,” 8 on the other “[d]rugmakers who sell Covid-19 vaccines and treatments have fared especially poorly.” 9

In addition, toward the end of the financial year, the prospect of forthcoming negotiations around drug pricing had started to cast a pall over the space.

The three top positive contributions to the Fund’s performance came from: Novo Nordisk A/S (5.8% of Fund net assets†), Eli Lilly & Co. (7.5% of Fund net assets†) and Sanofi (5.1% of Fund net assets†). The three companies that detracted most from performance were: Catalent, Inc. (1.8% of Fund net assets†), Pfizer, Inc. (4.8% of Fund net assets†) and Bristol-Myers Squibb Co. (4.4% of Fund net assets†).

4

Retail

After a slow first six months, and despite rising inflation, higher interest rates (which reduce the value of future earnings), retail losses worldwide and the fears of recession, in the second six months of the 12 month period retail stocks in the VanEck Retail ETF rose steadily and had gained 9.58% by September 30, 2023.

The three top positive contributions to the Fund’s performance came from: Amazon.com, Inc. (19.5% of Fund net assets†), Walmart, Inc. (8.7% of Fund net assets†) and The TJX Companies, Inc. (4.6% of Fund net assets†). The three companies that detracted most from performance were: JD.com, Inc. (3.7% of Fund net assets†), Dollar General Corp. (1.5% of Fund net assets†) and CVS Health Corp. (5.0% of Fund net assets†).

Robotics

Over the period from inception (April 5, 2023) to September 30, 2023, the VanEck Robotics ETF gained 2.18%. In general, in the robotics space, technology continued to be the main driver of advancements, making robots both more capable and more efficient.

Offering safe, versatile automation in manufacturing and with unique features and minimal programming, cobots (collaborative robots) showed themselves to be an area of particular interest and research. And, indeed, one championed by industry leaders. As costs continued to come down and labor became both more expensive and less available, adoption (and replacement with robots) continued to become more widespread.

The three top positive contributions to the Fund’s performance came from: NVIDIA Corp. (6.2% of Fund net assets†), Denso Corp. (4.4% of Fund net assets†) and Emerson Electric Co. (6.1% of Fund net assets†). The three companies that detracted most from performance were: Keyence Corp. (4.2% of Fund net assets†), Hexagon AB (2.3% of Fund net assets†) and Fanuc Corp. (2.6% of Fund net assets†)

Semiconductor

In stark contrast to its performance over the previous financial year, by September 30, 2023, the VanEck Semiconductor ETF had gained 58.49%.

Despite the semiconductor market continuing to suffer from the fallout resulting from the trade restrictions between the U.S. and China, the excitement and optimism around artificial intelligence (“AI”) was a significant tailwind and driver of performance.

The three top positive contributions to the Fund’s performance came from: NVIDIA Corp. (19.7% of Fund net assets†), Broadcom, Inc. (6.5% of Fund net assets†) and Taiwan Semiconductor Manufacturing Co., Ltd. (12.6% of Fund net assets†). The only company that detracted from performance was: Qualcomm, Inc. (4.7% of Fund net assets†). Qorvo, Inc. (0.4% of Fund net assets†) and Universal Display Corp. (0.3% of Fund net assets†) contributed the least.

Video Games and eSports

Video gaming and esports stocks performed positively over the 12 months period, with the VanEck Video Gaming and eSports ETF up 28.11%. In addition to a more encouraging macro-economic environment, the specifically semiconductor-related Fund companies faced fewer difficulties than they had been, for example, declining demand following a period of chip shortages. The market’s more benign attitude to tech stocks also helped. Two further drivers were the growth in AI and an increase in gaming revenues.

The three top positive contributions to the Fund’s performance came from: NVIDIA Corp. (7.8% of Fund net assets†), Advanced Micro Devices, Inc. (6.9% of Fund net assets†) and Tencent Holdings Ltd. (7.8% of Fund net assets†). The three companies that detracted most from performance were: Embracer Group AB (sold during the period), Krafton, Inc. (1.9% of Fund net assets†) and Sea Ltd. (5.3% of Fund net assets†).

5

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

† All Fund assets referenced are Total Net Assets as of September 30, 2023.

Returns based on NAV.

1 Food & Drug Administration: New Drug Therapy Approvals 2022, October 2, 2023, https://www.fda.gov/drugs/new-drugs-fda-cders-new-molecular-entities-and-new-therapeutic-biological-products/novel-drug-approvals-2022 (Accessed October 2, 2023)

2 Ibid.

3 Food & Drug Administration: New Drug Therapy Approvals 2023, https://www.fda.gov/drugs/new-drugs-fda-cders-new-molecular-entities-and-new-therapeutic-biological-products/novel-drug-approvals-2023 (Accessed October 2, 2023)

4 Casino.org: Macau GGR Could Hit 90% of Pre-COVID Levels in 2023, Fully Recover Next Year, August 8, 2023, https://www.casino.org/news/macau-ggr-could-reach-90-of-pre-covid-levels-this-year/

5 Or “gross revenue,” defined (in short) as: the total of all:

(a) Cash received as winnings;

(b) Cash received in payment for credit extended by a licensee to a patron for purposes of gaming; and

(c) Compensation received for conducting any game, or any contest or tournament in conjunction with interactive gaming, in which the licensee is not party to a wager, less the total of all cash paid out as losses to patrons, those amounts paid to fund periodic payments and any other items made deductible as losses by NRS 463.3715. For the purposes of this section, cash or the value of noncash prizes awarded to patrons in a contest or tournament are not losses, except that losses in a contest or tournament conducted in conjunction with an inter-casino linked system may be deducted to the extent of the compensation received for the right to participate in that contest or tournament. For a full definition see Nevada Gaming Control Act, https://www.leg.state.nv.us/NRS/NRS-463.html#NRS463Sec0161

6 Nevada Gaming Control Board/Gaming Commission: Abbreviated Revenue Release, https://gaming.nv.gov/index.aspx?page=172

7 The Wall Street Journal: The Big Pharma Stock Trade: Weight Loss Is In, Covid-19 Is Out, September 26, 2023, https://www.wsj.com/finance/stocks/the-big-pharma-stock-trade-weight-loss-is-in-covid-19-is-out-88ef314f

8 Ibid.

9 Ibid.

6

VANECK BIOTECH ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBBHTR[1]	SPTR[2]
One Year	11.13%	11.24%	11.37%	21.62%
Five Year	3.13%	3.11%	3.25%	9.92%
Ten Year	6.85%	6.84%	7.01%	11.91%

[1]	MVIS® US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the biotech industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

7

VANECK DIGITAL TRANSFORMATION ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVDAPPTR[1]	SPTR[2]
One Year	10.93%	10.29%	5.25%	21.62%
Life*	(51.27)%	(51.35)%	(52.87)%	3.16%

*	Inception of Fund: 4/12/21; First Day of Secondary Market Trading: 4/13/21.

[1]	MVIS® Global Digital Assets Equity Index (MVDAPPTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the global digital asset segment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 17 for more information.

8

VANECK ENERGY INCOME ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVEINCTG[1]	SPTR[2]
One Year	19.15%	18.70%	19.61%	21.62%
Five Year	6.01%	5.90%	6.06%	9.92%
Ten Year	(5.99)%	(6.01)%	(6.22)%	11.91%

[1]	MVIS® North America Energy Infrastructure Index (MVEINCTG) is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means to track the overall performance of North American companies involved in the midstream energy segment, which includes MLPs and corporations involved in oil and gas storage and transportation.

Index data prior to December 2, 2019 reflects that of the Solactive High Income MLP Index (the “MLP Index” or “YMLPTR”), a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. All Index history reflects a blend of the performance of the aforementioned Indexes.

VanEck Energy Income ETF (the “Fund”) is the successor to the Yorkville High Income MLP ETF pursuant to a reorganization that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income MLP ETF.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

9

VANECK ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	AXENVTR[1]	SPTR[2]
One Year	10.08%	10.24%	9.92%	21.62%
Five Year	8.60%	8.60%	8.86%	9.92%
Ten Year	9.47%	9.46%	9.85%	11.91%

[1]	NYSE Arca Environmental Services Index (AXENVTR) is a rules based, modified equal dollar weighted index intended to give investors a means of tracking the overall performance of the common stocks and depositary receipts of U.S. exchange-listed companies involved in environmental services.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

10

VANECK GAMING ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBJKTR[1]	SPTR[2]
One Year	22.52%	22.55%	23.03%	21.62%
Five Year	1.63%	1.70%	2.13%	9.92%
Ten Year	0.56%	0.59%	1.03%	11.91%

[1]	MVIS® Global Gaming Index (MVBJKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the casino and gaming industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

11

VANECK GREEN INFRASTRUCTURE ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	IUGIMWT[1]	SPTR[2]
Life*	(5.59)%	(5.62)%	(5.48)%	17.14%

*	Inception of Fund: 10/18/22; First Day of Secondary Market Trading: 10/19/22.

[1]	The Indxx US Green Infrastructure - MCAP Weighted Index (IUGIMWT) is a rules based, modified market capitalization weighted index intended to give investors a means of tracking the overall performance of companies engaged in business activities that seek to establish a sustainable infrastructure to facilitate the holistic use of green energy and positively impact the environment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

12

VANECK PHARMACEUTICAL ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVPPHTR[1]	SPTR[2]
One Year	21.22%	21.14%	20.49%	21.62%
Five Year	6.33%	6.31%	6.00%	9.92%
Ten Year	7.26%	7.24%	7.09%	11.91%

[1]	MVIS® US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the pharmaceutical industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

13

VANECK RETAIL ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVRTHTR[1]	SPTR[2]
One Year	9.47%	9.58%	9.57%	21.62%
Five Year	9.52%	9.51%	9.47%	9.92%
Ten Year	13.02%	13.02%	12.93%	11.91%

[1]	MVIS® US Listed Retail 25 Index (MVRTHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the retail industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

14

VANECK SEMICONDUCTOR ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVSMHTR[1]	SPTR[2]
One Year	58.48%	58.49%	58.56%	21.62%
Five Year	23.60%	23.61%	23.67%	9.92%
Ten Year	23.50%	23.50%	23.52%	11.91%

[1]	MVIS® US Listed Semiconductor 25 Index (MVSMHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the semiconductor industry.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

15

VANECK VIDEO GAMING AND ESPORTS ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVESPOTR[1]	SPTR[2]
One Year	28.17%	28.11%	28.83%	21.62%
Life*	11.92%	11.95%	12.89%	10.80%

*	Inception of Fund: 10/16/18; First Day of Secondary Market Trading: 10/17/18.

[1]	MVIS® Global Video Gaming and eSports Index (MVESPOTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in video gaming and eSports.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

16

VANECK ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects, if applicable, temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

MVBBHTR, MCDAPPTR, MVEINCTG, MVBJKTR, MVPPHTR, MVRTHTR, MVSMHTR and MVESPOTR are published by MarketVector Indexes GmbH (MarketVector), a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. AXENVTR is published by ICE Data Indices, LLC (ICE Data). IUGIMWT is published by Indxx.

MarketVector, ICE Data, Indxx and Solactive are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

17

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2023 to September 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period
	Value	Value	Ratio	April 1, 2023 -
	April 1, 2023	September 30, 2023	During Period	September 30, 2023(a)
Biotech ETF
Actual	$1,000.00	$961.30	0.35%	$1.72
Hypothetical (b)	$1,000.00	$1,023.31	0.35%	$1.78
Digital Transformation ETF
Actual	$1,000.00	$1,174.10	0.51%	$2.78
Hypothetical (b)	$1,000.00	$1,022.51	0.51%	$2.59
Energy Income ETF
Actual	$1,000.00	$1,086.70	0.46%	$2.41
Hypothetical (b)	$1,000.00	$1,022.76	0.46%	$2.33
Environmental Services ETF
Actual	$1,000.00	$985.60	0.55%	$2.74
Hypothetical (b)	$1,000.00	$1,022.31	0.55%	$2.79
Gaming ETF
Actual	$1,000.00	$897.80	0.77%	$3.66
Hypothetical (b)	$1,000.00	$1,021.21	0.77%	$3.90
Green Infrastructure ETF
Actual	$1,000.00	$930.40	0.46%	$2.23
Hypothetical (b)	$1,000.00	$1,022.76	0.46%	$2.33
Pharmaceutical ETF
Actual	$1,000.00	$1,041.90	0.36%	$1.84
Hypothetical (b)	$1,000.00	$1,023.26	0.36%	$1.83
18

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period
	Value	Value	Ratio	April 1, 2023 -
	April 1, 2023	September 30, 2023	During Period	September 30, 2023(a)
Retail ETF
Actual	$1,000.00	$1,026.80	0.35%	$1.78
Hypothetical (b)	$1,000.00	$1,023.31	0.35%	$1.78
Robotics ETF
Actual (c)	$1,000.00	$1,021.80	0.47%	$2.32
Hypothetical (b)	$1,000.00	$1,022.71	0.47%	$2.38
Semiconductor ETF
Actual	$1,000.00	$1,101.20	0.35%	$1.84
Hypothetical (b)	$1,000.00	$1,023.31	0.35%	$1.78
Video Gaming and eSports ETF
Actual	$1,000.00	$976.10	0.57%	$2.82
Hypothetical (b)	$1,000.00	$1,022.21	0.57%	$2.89

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from April 6, 2023 (commencement of operations) to September 30, 2023) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
19

VANECK BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
China: 3.9%
BeiGene Ltd. (ADR) *	98,066	$17,639,131
Germany: 2.8%
BioNTech SE (ADR) *	116,759	12,684,698
Ireland: 4.5%
ICON Plc (USD) *	81,772	20,136,355
Switzerland: 0.7%
CRISPR Therapeutics AG (USD) * †	71,392	3,240,483
United States: 88.0%
Alnylam Pharmaceuticals, Inc. *	69,704	12,344,578
Amgen, Inc.	240,831	64,725,740
Argenx SE (ADR) *	41,173	20,241,882
Biogen, Inc. *	89,764	23,070,246
BioMarin Pharmaceutical, Inc. *	155,071	13,720,682
Bio-Techne Corp.	154,049	10,486,115
	Number of Shares	Value
United States (continued)
Charles River Laboratories International, Inc. *	50,573	$9,911,297
Exact Sciences Corp. *	146,538	9,996,822
Gilead Sciences, Inc.	509,072	38,149,856
Illumina, Inc. *	133,164	18,280,754
Incyte Corp. *	153,888	8,890,110
IQVIA Holdings, Inc. *	108,181	21,284,612
Moderna, Inc. *	218,701	22,589,626
Natera, Inc. *	111,612	4,938,831
QIAGEN NV *	219,044	8,871,282
Regeneron Pharmaceuticals, Inc. *	37,940	31,223,102
Repligen Corp. * †	49,428	7,859,546
Sarepta Therapeutics, Inc. *	94,574	11,464,260
Seagen, Inc. *	103,373	21,930,582
Vertex Pharmaceuticals, Inc. *	105,501	36,686,918
		396,666,841
Total Common Stocks (Cost: $469,325,734)		450,367,508
Total Investments: 99.9% (Cost: $469,325,734)		450,367,508
Other assets less liabilities: 0.1%		611,872
NET ASSETS: 100.0%		$450,979,380

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,078,655.

Summary of Investments by Sector	% of Investments	Value
Biotechnology	78.5%	$353,537,547
Life Sciences Tools & Services	21.5	96,829,961
	100.0%	$450,367,508

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$450,367,508	$—	$—	$450,367,508

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

20

VANECK DIGITAL TRANSFORMATION ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.2%
Australia: 4.6%
Iris Energy Ltd. (USD) *	537,173	$1,992,912
Canada: 13.7%
Bitfarms Ltd. (USD) *	1,740,050	1,861,854
Hive Digital Technologies Ltd. (USD) *	641,077	1,974,517
Hut 8 Mining Corp. (USD) *	1,068,451	2,083,479
		5,919,850
China: 4.9%
Canaan, Inc. (ADR) * †	1,153,932	2,100,156

Germany: 8.8%
Bitcoin Group SE	53,643	1,140,566
Northern Data AG * †	110,076	2,686,860
		3,827,426
Singapore: 4.0%
Bitdeer Technologies Group (USD) * †	179,896	1,734,197
United States: 64.2%
Applied Digital Corp. *	388,727	2,425,657
Bakkt Holdings, Inc. * †	953,948	1,116,119
Bit Digital, Inc. * †	992,064	2,123,017
Block, Inc. *	67,616	2,992,684
Cipher Mining, Inc. * †	682,120	1,589,340
Cleanspark, Inc. *	581,379	2,215,054
	Number of Shares	Value
United States (continued)
Coinbase Global, Inc. *	49,635	$3,726,596
Galaxy Digital Holdings Ltd. (CAD) * †	612,678	2,261,289
Marathon Digital Holdings, Inc. * †	262,587	2,231,990
MicroStrategy, Inc. *	9,668	3,173,811
Riot Platforms, Inc. *	260,085	2,426,593
Terawulf, Inc. * †	1,177,611	1,483,790
		27,765,940
Total Common Stocks (Cost: $47,361,507)		43,340,481

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 21.6%
Money Market Fund: 21.6% (Cost: $9,346,580)
State Street Navigator Securities Lending Government Money Market Portfolio	9,346,580	9,346,580
Total Investments: 121.8% (Cost: $56,708,087)		52,687,061
Liabilities in excess of other assets: (21.8)%		(9,437,063)
NET ASSETS: 100.0%		$43,249,998

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $9,129,530.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	74.1%	$32,103,227
Financials	25.9	11,237,254
	100.0%	$43,340,481

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,992,912	$—	$—	$1,992,912
Canada	5,919,850	—	—	5,919,850
China	2,100,156	—	—	2,100,156
Germany	—	3,827,426	—	3,827,426
Singapore	1,734,197	—	—	1,734,197
United States	27,765,940	—	—	27,765,940
Money Market Fund	9,346,580	—	—	9,346,580
Total Investments	$48,859,635	$3,827,426	$—	$52,687,061

See Notes to Financial Statements

21

VANECK ENERGY INCOME ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 79.5%
Energy: 79.5%
Antero Midstream Corp.	94,722	$1,134,770
Archrock, Inc.	26,489	333,761
Cheniere Energy, Inc.	18,286	3,034,744
DT Midstream, Inc.	30,460	1,611,943
Enbridge, Inc.	89,067	2,956,134
EnLink Midstream LLC	70,674	863,636
Equitrans Midstream Corp.	104,763	981,629
Gibson Energy, Inc.	53,420	764,183
Hess Midstream LP	15,352	447,204
Keyera Corp.	69,466	1,630,974
Kinder Morgan, Inc.	133,399	2,211,755
Kinetik Holdings, Inc.	7,121	240,334
NextDecade Corp. *	43,783	224,169
ONEOK, Inc.	48,842	3,098,048
Pembina Pipeline Corp.	60,633	1,822,628
Plains GP Holdings LP	59,230	954,788
Shawcor Ltd. *	20,426	238,961
Targa Resources Corp.	19,567	1,677,283
TC Energy Corp.	67,603	2,326,219
	Number of Shares	Value
Energy (continued)
The Williams Companies, Inc.	76,482	$2,576,679
Total Common Stocks (Cost: $29,221,539)		29,129,842

MASTER LIMITED PARTNERSHIPS: 20.3%
Energy: 20.3%
Crestwood Equity Partners LP	12,119	354,481
Energy Transfer LP	123,246	1,729,141
Enterprise Products Partners LP	62,762	1,717,796
Genesis Energy LP	12,491	128,907
Holly Energy Partners LP	5,292	116,212
MPLX LP	45,026	1,601,575
NuStar Energy LP	11,702	204,083
Plains All American Pipeline LP	59,674	914,206
Western Midstream Partners LP	24,792	675,086
Total Master Limited Partnerships (Cost: $6,009,629)		7,441,487
Total Investments: 99.8% (Cost: $35,231,168)		36,571,329
Other assets less liabilities: 0.2%		63,175
NET ASSETS: 100.0%		$36,634,504

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Energy	100.0%	$36,571,329

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$29,129,842	$—	$—	$29,129,842
Master Limited Partnerships *	7,441,487	—	—	7,441,487
Total Investments	$36,571,329	$—	$—	$36,571,329

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

22

VANECK ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Canada: 5.0%
GFL Environmental, Inc. (USD)	80,557	$2,558,490
Li-Cycle Holdings Corp. (USD) * †	378,834	1,344,861
		3,903,351
United States: 94.9%
ABM Industries, Inc.	67,585	2,704,076
Aris Water Solutions, Inc. †	151,604	1,513,008
Casella Waste Systems, Inc. *	33,074	2,523,546
CECO Environmental Corp. *	101,599	1,622,536
Clean Harbors, Inc. *	16,326	2,732,319
Darling Ingredients, Inc. *	48,467	2,529,977
Donaldson Co., Inc.	44,576	2,658,513
Ecolab, Inc.	46,875	7,940,625
Energy Recovery, Inc. *	120,237	2,550,227
Heritage-Crystal Clean, Inc. *	60,670	2,751,385
LanzaTech Global, Inc. *	334,967	1,564,296
Montrose Environmental Group, Inc. *	85,803	2,510,596
PureCycle Technologies, Inc. * †	465,106	2,609,245
Republic Services, Inc.	55,314	7,882,798
Schnitzer Steel Industries, Inc.	57,439	1,599,676
	Number of Shares	Value
United States (continued)
Stericycle, Inc. *	61,133	$2,733,256
STERIS Plc	12,042	2,642,256
Tennant Co.	35,889	2,661,169
Tetra Tech, Inc.	17,137	2,605,338
Vertex Energy, Inc. * †	323,299	1,438,681
Waste Connections, Inc.	58,239	7,821,498
Waste Management, Inc.	51,553	7,858,739
		73,453,760
Total Common Stocks (Cost: $79,727,163)		77,357,111

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5%
Money Market Fund: 2.5% (Cost: $1,973,216)
State Street Navigator Securities Lending Government Money Market Portfolio	1,973,216	1,973,216
Total Investments: 102.4% (Cost: $81,700,379)		79,330,327
Liabilities in excess of other assets: (2.4)%		(1,891,231)
NET ASSETS: 100.0%		$77,439,096

Definitions:

USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $2,842,105.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Industrials	75.8%	$58,596,651
Materials	15.7	12,149,546
Health Care	3.4	2,642,256
Consumer Staples	3.3	2,529,977
Energy	1.8	1,438,681
	100.0%	$77,357,111

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$77,357,111	$—	$—	$77,357,111
Money Market Fund	1,973,216	—	—	1,973,216
Total Investments	$79,330,327	$—	$—	$79,330,327

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

23

VANECK GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 10.8%
Aristocrat Leisure Ltd.	122,567	$3,214,440
Lottery Corp. Ltd.	509,098	1,544,361
Star Entertainment Group Ltd. *	267,420	104,500
Star Entertainment Group Ltd. * †	441,243	172,426
Tabcorp Holdings Ltd. †	607,647	367,549
		5,403,276
China: 6.7%
Galaxy Entertainment Group Ltd. (HKD)	418,240	2,502,302
Melco Resorts & Entertainment Ltd. (ADR) *	50,674	501,166
SJM Holdings Ltd. (HKD) * †	825,500	323,505
		3,326,973
France: 2.3%
La Francaise des Jeux SAEM 144A	35,308	1,148,418
Greece: 1.9%
OPAP SA	58,150	974,910
Ireland: 8.1%
Flutter Entertainment Plc *	24,683	4,032,258
Japan: 1.6%
Heiwa Corp. †	18,000	258,704
Sankyo Co. Ltd.	12,179	558,955
		817,659
Malaysia: 4.4%
Genting Bhd	689,700	611,893
Genting Malaysia Bhd	908,598	483,096
Genting Singapore Ltd. (SGD)	1,777,700	1,099,130
		2,194,119
Malta: 0.9%
Kindred Group Plc (SEK) (SDR)	47,588	436,551

South Korea: 0.8%
Kangwon Land, Inc.	34,963	391,224
	Number of Shares	Value
Sweden: 6.6%
Evolution AB 144A	32,495	$3,297,562
United Kingdom: 4.0%
Entain Plc	130,096	1,476,069
Playtech Plc *	92,065	507,912
		1,983,981
United States: 52.0%
Boyd Gaming Corp.	18,489	1,124,686
Caesars Entertainment, Inc. *	35,750	1,657,013
Churchill Downs, Inc.	12,199	1,415,572
DraftKings, Inc. *	97,195	2,861,421
Gaming and Leisure Properties, Inc.	49,973	2,276,270
International Game Technology Plc †	31,379	951,411
Las Vegas Sands Corp. *	71,657	3,284,757
Light & Wonder, Inc. *	16,889	1,204,692
MGM Resorts International	55,560	2,042,386
Penn Entertainment, Inc. *	25,459	584,284
Sands China Ltd. (HKD) *	716,000	2,177,091
VICI Properties, Inc.	138,457	4,029,099
Wynn Macau Ltd. (HKD) * †	246,800	234,683
Wynn Resorts Ltd.	23,203	2,144,189
		25,987,554
Total Common Stocks (Cost: $64,453,731)		49,994,485

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0%
Money Market Fund: 0.0% (Cost: $193)
State Street Navigator Securities Lending Government Money Market Portfolio	193	193
Total Investments: 100.1% (Cost: $64,453,924)		49,994,678
Liabilities in excess of other assets: (0.1)%		(65,475)
NET ASSETS: 100.0%		$49,929,203

Definitions:

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
SDR	Swedish Depositary Receipt
SEK	Swedish Krona
SGD	Singapore Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,644,613.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $4,445,980, or 8.9% of net assets.

See Notes to Financial Statements

24

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	87.4%	$43,689,116
Real Estate	12.6	6,305,369
	100.0%	$49,994,485

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$5,403,276	$—	$5,403,276
China	501,166	2,825,807	—	3,326,973
France	—	1,148,418	—	1,148,418
Greece	—	974,910	—	974,910
Ireland	—	4,032,258	—	4,032,258
Japan	—	817,659	—	817,659
Malaysia	—	2,194,119	—	2,194,119
Malta	—	436,551	—	436,551
South Korea	—	391,224	—	391,224
Sweden	—	3,297,562	—	3,297,562
United Kingdom	507,912	1,476,069	—	1,983,981
United States	23,575,780	2,411,774	—	25,987,554
Money Market Fund	193	—	—	193
Total Investments	$24,585,051	$25,409,627	$—	$49,994,678

See Notes to Financial Statements

25

VANECK GREEN INFRASTRUCTURE ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.4%
Automobiles & Components: 24.2%
BorgWarner, Inc.	1,902	$76,784
Lucid Group, Inc. * †	14,884	83,202
Phinia, Inc.	380	10,180
Rivian Automotive, Inc. * †	6,790	164,860
Tesla, Inc. *	406	101,589
		436,615
Capital Goods: 18.4%
Ameresco, Inc. *	277	10,681
Array Technologies, Inc. *	1,224	27,161
Bloom Energy Corp. * †	1,565	20,752
Donaldson Co., Inc.	984	58,686
Energy Recovery, Inc. *	457	9,693
FuelCell Energy, Inc. * †	3,292	4,214
Hyzon Motors, Inc. *	1,985	2,481
Plug Power, Inc. * †	4,873	37,035
Quanta Services, Inc.	520	97,276
SES AI Corp. *	2,484	5,639
Shoals Technologies Group, Inc. *	1,378	25,149
SunPower Corp. * †	1,420	8,761
Sunrun, Inc. *	1,750	21,980
TPI Composites, Inc. * †	345	914
		330,422
Commercial & Professional Services: 18.9%
Casella Waste Systems, Inc. *	413	31,512
Clean Harbors, Inc. *	439	73,471
Heritage-Crystal Clean, Inc. *	198	8,979
Montrose Environmental Group, Inc. *	244	7,139
Republic Services, Inc.	665	94,769
Stericycle, Inc. *	750	33,533
Waste Management, Inc.	587	89,482
		338,885
Energy: 11.0%
Cheniere Energy, Inc.	648	107,541
Clean Energy Fuels Corp. *	1,809	6,928
Enviva, Inc.	550	4,109
Gevo, Inc. * †	1,925	2,291
Green Plains, Inc. *	483	14,538
New Fortress Energy, Inc. †	1,664	54,546
REX American Resources Corp. *	141	5,742
Tellurian, Inc. * †	4,567	5,298
		200,993
	Number of Shares	Value
Materials: 5.1%
Ecolab, Inc.	539	$91,307
Semiconductors & Semiconductor Equipment: 8.0%
Enphase Energy, Inc. *	526	63,199
First Solar, Inc. *	496	80,149
		143,348
Technology Hardware & Equipment: 1.2%
Itron, Inc. *	369	22,354
Utilities: 12.6%
Altus Power, Inc. *	1,290	6,773
Brookfield Renewable Corp.	1,398	33,468
Clearway Energy, Inc.	669	14,156
IDACORP, Inc.	411	38,490
Montauk Renewables, Inc. *	1,166	10,622
NextEra Energy Partners LP	721	21,414
Northwestern Energy Group, Inc.	485	23,309
Ormat Technologies, Inc.	484	33,841
Southwest Gas Holdings, Inc.	579	34,977
Sunnova Energy International, Inc. * †	944	9,884
		226,934
Total Common Stocks (Cost: $1,919,472)		1,790,858

MASTER LIMITED PARTNERSHIP: 0.5% (Cost: $7,927)
Utilities: 0.5%
Suburban Propane Partners LP	515	8,266

Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $1,927,399)		1,799,124

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.6%
Money Market Fund: 7.6% (Cost: $136,137)
State Street Navigator Securities Lending Government Money Market Portfolio	136,137	136,137
Total Investments: 107.5% (Cost: $2,063,536)		1,935,261
Liabilities in excess of other assets: (7.5)%		(134,258)
NET ASSETS: 100.0%		$1,801,003

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $371,984.
*	Non-income producing

See Notes to Financial Statements

26

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Industrials	37.1%	$669,307
Consumer Discretionary	24.3	436,616
Utilities	13.1	235,200
Energy	11.2	200,993
Information Technology	9.2	165,701
Materials	5.1	91,307
	100.0%	$1,799,124

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$1,790,858	$—	$—	$1,790,858
Master Limited Partnership *	8,266	—	—	8,266
Money Market Fund	136,137	—	—	136,137
Total Investments	$1,935,261	$—	$—	$1,935,261

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

27

VANECK PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.8%
Denmark: 5.8%
Novo Nordisk A/S (ADR)	273,286	$24,852,629
France: 5.1%
Sanofi (ADR)	409,007	21,939,135
Israel: 4.5%
Teva Pharmaceutical Industries Ltd. (ADR) *	1,872,015	19,094,553
Japan: 4.6%
Takeda Pharmaceutical Co. Ltd. (ADR) †	1,278,300	19,775,301
Switzerland: 5.2%
Novartis AG (ADR) †	220,109	22,420,303
United Kingdom: 14.6%
AstraZeneca Plc (ADR)	321,589	21,778,007
GSK Plc (ADR)	563,552	20,428,760
Haleon Plc (ADR) †	2,470,295	20,577,557
		62,784,324
United States: 60.0%
AbbVie, Inc.	147,973	22,056,855
Bausch Health Cos, Inc. *	505,257	4,153,213
Bristol-Myers Squibb Co.	324,985	18,862,129
Catalent, Inc. *	174,699	7,954,046
Cencora, Inc.	111,020	19,980,269
Elanco Animal Health, Inc. *	526,836	5,921,637
Eli Lilly & Co.	60,074	32,267,548
	Number of Shares	Value
United States (continued)
Jazz Pharmaceuticals Plc *	84,390	$10,923,442
Johnson & Johnson	167,169	26,036,572
McKesson Corp.	47,153	20,504,482
Merck & Co., Inc.	202,334	20,830,285
Organon & Co.	303,179	5,263,187
Patterson Companies, Inc.	112,105	3,322,792
Perrigo Co. Plc	165,145	5,276,383
Pfizer, Inc.	626,898	20,794,207
Viatris, Inc.	1,603,379	15,809,317
Zoetis, Inc.	103,778	18,055,296
		258,011,660
Total Common Stocks (Cost: $461,858,668)		428,877,905

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.2%
Money Market Fund: 4.2% (Cost: $18,206,223)
State Street Navigator Securities Lending Government Money Market Portfolio	18,206,223	18,206,223
Total Investments: 104.0% (Cost: $480,064,891)		447,084,128
Liabilities in excess of other assets: (4.0)%		(17,037,832)
NET ASSETS: 100.0%		$430,046,296

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $44,033,459.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Pharmaceuticals	79.9%	$342,435,949
Health Care Distributors	10.2	43,807,544
Biotechnology	5.1	22,056,855
Personal Care Products	4.8	20,577,557
	100.0%	$428,877,905

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$428,877,905	$—	$—	$428,877,905
Money Market Fund	18,206,223	—	—	18,206,223
Total Investments	$447,084,128	$—	$—	$447,084,128

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

28

VANECK RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.2%
China: 3.7%
JD.com, Inc. (ADR)	197,662	$5,757,894
United States: 96.5%
Amazon.com, Inc. *	237,624	30,206,763
AutoZone, Inc. *	1,834	4,658,342
Bath & Body Works, Inc.	20,011	676,372
Best Buy Co., Inc.	21,779	1,512,987
Cardinal Health, Inc.	24,955	2,166,593
Cencora, Inc.	18,959	3,412,051
Costco Wholesale Corp.	21,613	12,210,480
CVS Health Corp.	110,473	7,713,225
Dollar General Corp.	22,281	2,357,330
Dollar Tree, Inc. *	19,997	2,128,681
Lowe’s Companies, Inc.	35,021	7,278,765
Lululemon Athletica, Inc. *	11,212	4,323,459
McKesson Corp.	15,959	6,939,771
	Number of Shares	Value
United States (continued)
O’Reilly Automotive, Inc. *	7,303	$6,637,405
Ross Stores, Inc.	35,077	3,961,947
Sysco Corp.	56,820	3,752,961
Target Corp.	45,286	5,007,273
The Home Depot, Inc.	45,290	13,684,826
The Kroger Co.	75,989	3,400,508
The TJX Companies, Inc.	79,738	7,087,113
Tractor Supply Co. †	12,401	2,518,023
Ulta Beauty, Inc. *	5,682	2,269,675
Walgreens Boots Alliance, Inc.	77,218	1,717,328
Walmart, Inc.	84,388	13,496,173
		149,118,051
Total Common Stocks (Cost: $167,279,707)		154,875,945
Total Investments: 100.2% (Cost: $167,279,707)		154,875,945
Liabilities in excess of other assets: (0.2)%		(306,633)
NET ASSETS: 100.0%		$154,569,312

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,404,518.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	58.5%	$90,573,571
Consumer Staples	28.4	44,070,734
Health Care	13.1	20,231,640
	100.0%	$154,875,945

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$154,875,945	$—	$—	$154,875,945

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

29

VANECK ROBOTICS ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Austria: 1.3%
ams-OSRAM AG (CHF) *	2,767	$12,954
Andritz AG	435	21,952
		34,906
Canada: 0.8%
ATS Corp. *	493	21,113
China: 0.6%
Hollysys Automation Technologies Ltd. (USD) *	781	15,495
Finland: 0.6%
Konecranes Oyj	507	16,831
France: 4.3%
Dassault Systemes SE	3,033	112,813
Germany: 6.1%
Duerr AG	532	14,416
Jenoptik AG *	566	14,324
Krones AG	149	15,356
Siemens AG	832	119,069
		163,165
Israel: 1.1%
Nano Dimension Ltd. (ADR) *†	5,453	14,832
Nova Ltd. (USD) *	108	12,144
		26,976
Japan: 20.6%
Amada Co. Ltd.	1,900	19,129
Argo Graphics, Inc.	400	8,889
Azbil Corp.	600	18,356
Daifuku Co. Ltd.	1,500	28,356
Daihen Corp.	400	13,554
Denso Corp.	7,200	115,697
FANUC Corp.	2,600	67,717
Fuji Corp.	900	13,982
Keyence Corp.	300	111,108
Lasertec Corp.	100	15,574
OKUMA Corp. †	300	13,194
Omron Corp.	700	31,196
Optex Group Co. Ltd.	1,100	11,915
Renesas Electronics Corp. *	1,400	21,416
Tokyo Electron Ltd.	200	27,358
Yaskawa Electric Corp.	700	25,244
		542,685
Sweden: 2.3%
Hexagon AB	7,235	61,923
Switzerland: 7.1%
ABB Ltd.	3,760	134,286
Interroll Holding AG	6	16,396
Kardex Holding AG	69	15,053
STMicroelectronics N.V. (USD) †	518	22,357
		188,092
	Number of Shares	Value
United Kingdom: 1.8%
Renishaw Plc	332	$14,272
TechnipFMC Plc (USD)	1,731	35,209
		49,481
United States: 53.4%
3D Systems Corp. *	1,449	7,115
Altair Engineering, Inc. *	282	17,642
Ambarella, Inc. *	295	15,644
Analog Devices, Inc.	267	46,749
ANSYS, Inc. *	265	78,851
Applied Materials, Inc.	398	55,103
Aspen Technology, Inc. *	182	37,175
Autodesk, Inc. *	656	135,732
Cognex Corp.	731	31,024
Emerson Electric Co.	1,677	161,947
Globus Medical, Inc. *	315	15,640
Intuitive Surgical, Inc. *	171	49,982
KLA Corp.	76	34,858
Lam Research Corp.	73	45,754
Lattice Semiconductor Corp. *	183	15,725
Lincoln Electric Holdings, Inc.	213	38,721
Microchip Technology, Inc.	355	27,708
Novanta, Inc. *	185	26,536
NVIDIA Corp.	377	163,990
ON Semiconductor Corp. *	270	25,097
Onto Innovation, Inc. *	120	15,302
Ouster, Inc. * †	2,281	11,496
PTC, Inc. *	415	58,797
Rockwell Automation, Inc.	345	98,625
Silicon Laboratories, Inc. *	82	9,503
Stratasys Ltd. *	831	11,310
TE Connectivity Ltd.	186	22,977
Teledyne Technologies, Inc. *	147	60,061
Teradyne, Inc.	161	16,174
Texas Instruments, Inc.	431	68,533
		1,403,771
Total Common Stocks (Cost: $2,720,418)		2,637,251

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.0%
Money Market Fund: 1.0% (Cost: $25,689)
State Street Navigator Securities Lending Government Money Market Portfolio	25,689	25,689
Total Investments: 101.0% (Cost: $2,746,107)		2,662,940
Liabilities in excess of other assets: (1.0)%		(27,647)
NET ASSETS: 100.0%		$2,635,293

See Notes to Financial Statements

30

Definitions:

ADR	American Depositary Receipt
CHF	Switzerland Franc
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $55,037.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	59.1%	$1,558,667
Industrials	32.7	862,057
Consumer Discretionary	4.4	115,697
Health Care	2.5	65,621
Energy	1.3	35,209
	100.0%	$2,637,251

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$34,906	$—	$34,906
Canada	21,113	—	—	21,113
China	15,495	—	—	15,495
Finland	—	16,831	—	16,831
France	—	112,813	—	112,813
Germany	—	163,165	—	163,165
Israel	26,976	—	—	26,976
Japan	—	542,685	—	542,685
Sweden	—	61,923	—	61,923
Switzerland	22,357	165,735	—	188,092
United Kingdom	49,481	—	—	49,481
United States	1,403,771	—	—	1,403,771
Money Market Fund	25,689	—	—	25,689
Total Investments	$1,564,882	$1,098,058	$—	$2,662,940

See Notes to Financial Statements

31

VANECK SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Netherlands: 7.9%
ASML Holding N.V. (USD)	912,632	$537,229,953
NXP Semiconductors N.V. (USD)	1,026,811	205,280,055
		742,510,008
Switzerland: 1.4%
STMicroelectronics N.V. (USD) †	2,980,880	128,654,781
Taiwan: 12.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	13,625,200	1,184,029,880
United States: 78.1%
Advanced Micro Devices, Inc. *	4,591,474	472,095,357
Analog Devices, Inc.	2,256,659	395,118,424
Applied Materials, Inc.	2,948,052	408,157,799
Broadcom, Inc.	738,148	613,090,966
Cadence Design Systems, Inc. *	1,156,648	271,002,626
Intel Corp.	12,211,428	434,116,265
KLA Corp.	619,145	283,977,046
Lam Research Corp.	600,097	376,122,797
Marvell Technology, Inc.	2,965,741	160,535,560
Microchip Technology, Inc.	2,375,944	185,442,429
Micron Technology, Inc.	4,422,314	300,850,021
	Number of Shares	Value
United States (continued)
Monolithic Power Systems, Inc.	185,080	$85,506,960
NVIDIA Corp.	4,264,724	1,855,112,293
ON Semiconductor Corp. *	1,530,420	142,252,539
Qorvo, Inc. *	395,321	37,741,296
Qualcomm, Inc.	3,937,734	437,324,738
Skyworks Solutions, Inc.	695,733	68,592,317
Synopsys, Inc. *	647,228	297,058,235
Teradyne, Inc.	546,173	54,868,540
Texas Instruments, Inc.	2,687,158	427,284,994
Universal Display Corp.	198,876	31,221,543
		7,337,472,745
Total Common Stocks (Cost: $10,532,247,320)		9,392,667,414

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2%
Money Market Fund: 0.2% (Cost: $18,281,891)
State Street Navigator Securities Lending Government Money Market Portfolio	18,281,891	18,281,891
Total Investments: 100.2% (Cost: $10,550,529,211)		9,410,949,305
Liabilities in excess of other assets: (0.2)%		(16,950,828)
NET ASSETS: 100.0%		$9,393,998,477

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $18,294,661.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Semiconductors	76.3%	$7,164,250,417
Semiconductor Materials & Equipment	17.7	1,660,356,135
Application Software	6.0	568,060,862
	100.0%	$9,392,667,414

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$9,392,667,414	$—	$—	$9,392,667,414
Money Market Fund	18,281,891	—	—	18,281,891
Total Investments	$9,410,949,305	$—	$—	$9,410,949,305

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

32

VANECK VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 4.7%
Aristocrat Leisure Ltd.	436,341	$11,443,473
China: 15.7%
Kingsoft Corp. Ltd. (HKD)	1,101,000	3,966,807
NetEase, Inc. (ADR)	152,519	15,276,303
Tencent Holdings Ltd. (HKD)	487,900	18,910,749
		38,153,859
France: 2.1%
Ubisoft Entertainment SA * †	153,547	4,983,031
Japan: 19.8%
Bandai Namco Holdings, Inc.	500,400	10,193,043
Capcom Co. Ltd.	245,500	8,848,689
Konami Group Corp. †	119,600	6,314,925
Nexon Co. Ltd.	356,600	6,381,137
Nintendo Co. Ltd.	327,000	13,607,389
Square Enix Holdings Co. Ltd.	79,600	2,731,451
		48,076,634
Poland: 1.2%
CD Projekt SA †	100,650	2,878,163
South Korea: 3.2%
Krafton, Inc. *	40,369	4,505,970
NCSoft Corp.	19,272	3,168,521
		7,674,491
Taiwan: 7.7%
Micro-Star International Co. Ltd.	1,144,000	5,819,888
	Number of Shares	Value
Taiwan (continued)
Sea Ltd. (ADR) *	292,306	$12,846,849
		18,666,737
United States: 45.7%
Activision Blizzard, Inc.	179,858	16,840,104
Advanced Micro Devices, Inc. *	163,189	16,779,093
AppLovin Corp. *	211,004	8,431,720
Electronic Arts, Inc.	105,359	12,685,224
GameStop Corp. *	315,781	5,197,755
NVIDIA Corp.	43,308	18,838,547
Roblox Corp. * †	394,094	11,412,962
Take-Two Interactive Software, Inc. *	81,325	11,417,217
Unity Software, Inc. * †	291,783	9,159,068
		110,761,690
Total Common Stocks (Cost: $270,337,698)		242,638,078

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0%
Money Market Fund: 0.0% (Cost: $86,333)
State Street Navigator Securities Lending Government Money Market Portfolio	86,333	86,333
Total Investments: 100.1% (Cost: $270,424,031)		242,724,411
Liabilities in excess of other assets: (0.1)%		(130,342)
NET ASSETS: 100.0%		$242,594,069

Definitions:

ADR	American Depositary Receipt
HKD	Hong Kong Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $27,484,980.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	64.6%	$156,775,490
Information Technology	24.4	59,028,317
Consumer Discretionary	11.0	26,834,271
	100.0%	$242,638,078

See Notes to Financial Statements

33

VANECK VIDEO GAMING AND ESPORTS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$11,443,473	$—	$11,443,473
China	15,276,303	22,877,556	—	38,153,859
France	—	4,983,031	—	4,983,031
Japan	—	48,076,634	—	48,076,634
Poland	—	2,878,163	—	2,878,163
South Korea	—	7,674,491	—	7,674,491
Taiwan	12,846,849	5,819,888	—	18,666,737
United States	110,761,690	—	—	110,761,690
Money Market Fund	86,333	—	—	86,333
Total Investments	$138,971,175	$103,753,236	$—	$242,724,411

See Notes to Financial Statements

34

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	Biotech ETF	Digital Transformation ETF	Energy Income ETF	Environmental Services ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$450,367,508	$43,340,481	$36,571,329	$77,357,111
Short-term investments held as collateral for securities loaned (3)	—	9,346,580	—	1,973,216
Cash	804,510	—	—	948,340
Cash denominated in foreign currency, at value (4)	—	93	21,560	—
Receivables:
Investment securities sold	—	—	—	6,949,165
Shares of beneficial interest sold	—	2,067,480	—	2,900,666
Dividends and interest	8,577	125,903	75,865	183,277
Federal and State income taxes	—	—	18,570	—
Prepaid expenses	—	—	—	2,496
Total assets	451,180,595	54,880,537	36,687,324	90,314,271
Liabilities:
Payables:
Investment securities purchased	—	2,262,052	—	7,917,079
Shares of beneficial interest redeemed	—	—	—	2,897,192
Collateral for securities loaned	—	9,346,580	—	1,973,216
Due to Adviser	135,138	18,072	13,696	27,848
Due to custodian	—	3,835	38,720	—
Deferred Trustee fees	64,926	—	—	3,895
Accrued expenses	1,151	—	404	55,945
Total liabilities	201,215	11,630,539	52,820	12,875,175
NET ASSETS	$450,979,380	$43,249,998	$36,634,504	$77,439,096
Shares outstanding	2,896,503	7,925,000	564,720	540,000
Net asset value, redemption and offering price per share	$155.70	$5.46	$64.87	$143.41
Net Assets consist of:
Aggregate paid in capital	$679,177,136	$122,590,765	$36,272,600	$99,639,332
Total distributable earnings (loss)	(228,197,756)	(79,340,767)	361,904	(22,200,236)
NET ASSETS	$450,979,380	$43,249,998	$36,634,504	$77,439,096
(1) Value of securities on loan	$7,078,655	$9,129,530	$—	$2,842,105
(2) Cost of investments - Unaffiliated issuers	$469,325,734	$47,361,507	$35,231,168	$79,727,163
(3) Cost of short-term investments held as collateral for securities loaned	$—	$9,346,580	$—	$1,973,216
(4) Cost of cash denominated in foreign currency	$—	$94	$21,629	$—

See Notes to Financial Statements

35

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	Gaming ETF	Green Infrastructure ETF	Pharmaceutical ETF	Retail ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$49,994,485	$1,799,124	$428,877,905	$154,875,945
Short-term investments held as collateral for securities loaned (3)	193	136,137	18,206,223	—
Cash	—	1,254	268,391	—
Cash denominated in foreign currency, at value (4)	983,932	—	—	—
Receivables:
Investment securities sold	—	—	—	240,644
Dividends and interest	123,252	1,316	1,062,967	29,057
Prepaid expenses	2,491	—	—	—
Other assets	—	—	799	—
Total assets	51,104,353	1,937,831	448,416,285	155,145,646
Liabilities:
Payables:
Investment securities purchased	103,176	—	—	447,837
Collateral for securities loaned	193	136,137	18,206,223	—
Line of credit	975,249	—	—	—
Due to Adviser	17,560	691	125,571	44,987
Due to custodian	—	—	—	73,251
Deferred Trustee fees	9,250	—	36,037	10,259
Accrued expenses	69,722	—	2,158	—
Total liabilities	1,175,150	136,828	18,369,989	576,334
NET ASSETS	$49,929,203	$1,801,003	$430,046,296	$154,569,312
Shares outstanding	1,250,000	75,000	5,388,138	921,531
Net asset value, redemption and offering price per share	$39.94	$24.01	$79.81	$167.73
Net Assets consist of:
Aggregate paid in capital	$90,456,850	$1,967,072	$608,162,970	$195,128,877
Total distributable earnings (loss)	(40,527,647)	(166,069)	(178,116,674)	(40,559,565)
NET ASSETS	$49,929,203	$1,801,003	$430,046,296	$154,569,312
(1) Value of securities on loan	$1,644,613	$371,984	$44,033,459	$2,404,518
(2) Cost of investments - Unaffiliated issuers	$64,453,731	$1,927,399	$461,858,668	$167,279,707
(3) Cost of short-term investments held as collateral for securities loaned	$193	$136,137	$18,206,223	$—
(4) Cost of cash denominated in foreign currency	$1,019,661	$—	$—	$—

See Notes to Financial Statements

36

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	Robotics ETF	Semiconductor ETF (a)	Video Gaming and eSports ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,637,251	$9,392,667,414	$242,638,078
Short-term investments held as collateral for securities loaned (3)	25,689	18,281,891	86,333
Cash	—	15,816	—
Cash denominated in foreign currency, at value (4)	1,352	—	—
Receivables:
Investment securities sold	—	115,547,968	144,738
Shares of beneficial interest sold	—	259,725,330	—
Dividends and interest	4,039	6,902,542	311,099
Prepaid expenses	—	—	3,995
Total assets	2,668,331	9,793,140,961	243,184,243
Liabilities:
Payables:
Investment securities purchased	—	259,747,319	—
Shares of beneficial interest redeemed	—	115,537,763	—
Collateral for securities loaned	25,689	18,281,891	86,333
Line of credit	—	2,681,978	285,897
Due to Adviser	1,048	2,781,652	100,189
Due to custodian	6,301	—	10
Deferred Trustee fees	—	97,455	11,570
Accrued expenses	—	14,426	106,175
Total liabilities	33,038	399,142,484	590,174
NET ASSETS	$2,635,293	$9,393,998,477	$242,594,069
Shares outstanding	75,000	64,791,874	4,700,000
Net asset value, redemption and offering price per share	$35.14	$144.99	$51.62
Net Assets consist of:
Aggregate paid in capital	$2,663,384	$11,411,235,252	$334,178,314
Total distributable earnings (loss)	(28,091)	(2,017,236,775)	(91,584,245)
NET ASSETS	$2,635,293	$9,393,998,477	$242,594,069
(1) Value of securities on loan	$55,037	$18,294,661	$27,484,980
(2) Cost of investments - Unaffiliated issuers	$2,720,418	$10,532,247,320	$270,337,698
(3) Cost of short-term investments held as collateral for securities loaned	$25,689	$18,281,891	$86,333
(4) Cost of cash denominated in foreign currency	$1,387	$—	$—

(a)	Shares outstanding and the Net asset value, redemption and offering price per share have been adjusted to reflect the 2 for 1 share split that occurred on May 5, 2023.

See Notes to Financial Statements

37

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Biotech ETF	Digital Transformation ETF	Energy Income ETF	Environmental Services ETF
Income:
Dividends	$3,854,084	$5,049	$983,575	$629,342
Interest	12,061	8,161	488	11,622
Securities lending income	15,463	1,125,198	—	395,896
Foreign taxes withheld	—	(757)	(83,604)	(8,263)
Total income	3,881,608	1,137,651	900,459	1,028,597
Expenses:
Management fees	1,720,048	171,468	141,251	367,860
Professional fees	—	—	—	46,129
Custody and accounting fees	—	—	—	26,123
Reports to shareholders	—	—	—	19,116
Trustees’ fees and expenses	—	—	—	2,020
Registration fees	—	—	—	6,236
Insurance	—	—	—	3,961
Interest	12,555	1,927	3,777	696
Other	—	—	—	731
Total expenses	1,732,603	173,395	145,028	472,872
Waiver of management fees	—	—	—	(67,530)
Net expenses	1,732,603	173,395	145,028	405,342
Net investment income	2,149,005	964,256	755,431	623,255

Net realized gain (loss) on:
Investments	(29,863,524)	(30,735,200)	1,546,628	(2,795,898)
In-kind redemptions	43,634,399	2,117,658	1,515,851	5,522,474
Foreign currency transactions and foreign denominated assets and liabilities	—	1,059	(1,163)	(30)
Net realized gain (loss)	13,770,875	(28,616,483)	3,061,316	2,726,546

Net change in unrealized appreciation (depreciation) on:
Investments	29,952,104	28,753,879	1,699,802	2,443,348
Foreign currency translations and foreign denominated assets and liabilities	—	10	336	—
Net change in unrealized appreciation (depreciation)	29,952,104	28,753,889	1,700,138	2,443,348
Net Increase in Net Assets Resulting from Operations	$45,871,984	$1,101,662	$5,516,885	$5,793,149

See Notes to Financial Statements

38

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Gaming ETF	Green Infrastructure ETF (a)	Pharmaceutical ETF	Retail ETF
Income:
Dividends	$1,406,549	$15,960	$10,563,459	$1,960,645
Interest	962	44	4,974	2,272
Securities lending income	23,046	4,329	192,550	1,790
Foreign taxes withheld	(42,483)	(209)	(370,319)	—
Total income	1,388,074	20,124	10,390,664	1,964,707
Expenses:
Management fees	405,066	6,275	1,598,103	533,025
Professional fees	47,053	—	—	—
Custody and accounting fees	50,378	—	—	—
Reports to shareholders	25,240	—	—	—
Trustees’ fees and expenses	3,364	—	—	—
Registration fees	4,116	—	—	—
Insurance	4,065	—	—	—
Interest	60,358	98	51,746	2,253
Other	1,586	—	—	—
Total expenses	601,226	6,373	1,649,849	535,278
Waiver of management fees	(14,282)	—	—	—
Net expenses	586,944	6,373	1,649,849	535,278
Net investment income	801,130	13,751	8,740,815	1,429,429

Net realized gain (loss) on:
Investments	(4,235,560)	(48,550)	(25,289,886)	(11,866,279)
In-kind redemptions	7,274,812	78,046	54,604,739	6,316,345
Foreign currency transactions and foreign denominated assets and liabilities	(34,610)	—	—	—
Net realized gain (loss)	3,004,642	29,496	29,314,853	(5,549,934)

Net change in unrealized appreciation (depreciation) on:
Investments	14,201,701	(128,274)	54,260,353	17,476,048
Foreign currency translations and foreign denominated assets and liabilities	33,275	—	—	—
Net change in unrealized appreciation (depreciation)	14,234,976	(128,274)	54,260,353	17,476,048
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,040,748	$(85,027)	$92,316,021	$13,355,543

(a)	For the period October 19, 2022 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

39

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Robotics ETF (a)	Semiconductor ETF	Video Gaming and eSports ETF
Income:
Dividends	$11,040	$102,705,831	$3,808,667
Interest	7	82,427	1,955
Securities lending income	81	81,160	370,373
Foreign taxes withheld	(870)	(5,284,183)	(199,081)
Total income	10,258	97,585,235	3,981,914
Expenses:
Management fees	5,375	27,780,972	1,364,139
Professional fees	—	—	56,662
Custody and accounting fees	—	—	55,009
Reports to shareholders	—	—	78,624
Trustees’ fees and expenses	—	—	8,394
Registration fees	—	—	4,124
Insurance	—	—	10,979
Interest	—	139,018	40,293
Other	—	—	2,726
Total expenses	5,375	27,919,990	1,620,950
Waiver of management fees	—	—	(80,104)
Net expenses	5,375	27,919,990	1,540,846
Net investment income	4,883	69,665,245	2,441,068

Net realized gain (loss) on:
Investments	50,475	(449,434,421)	(37,558,543)
In-kind redemptions	—	1,395,219,575	9,877,330
Foreign currency transactions and foreign denominated assets and liabilities	(244)	—	(3,622)
Net realized gain (loss)	50,231	945,785,154	(27,684,835)

Net change in unrealized appreciation (depreciation) on:
Investments	(83,167)	2,291,380,472	92,967,698
Foreign currency translations and foreign denominated assets and liabilities	(38)	—	1,149
Net change in unrealized appreciation (depreciation)	(83,205)	2,291,380,472	92,968,847
Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,091)	$3,306,830,871	$67,725,080

(a)	For the period April 6, 2023 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

40

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Biotech ETF		Digital Transformation ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$2,149,005	$2,058,616	$964,256	$1,057,916
Net realized gain (loss)	13,770,875	(52,444,228)	(28,616,483)	(43,624,089)
Net change in unrealized appreciation (depreciation)	29,952,104	(130,892,741)	28,753,889	(23,668,522)
Net increase (decrease) in net assets resulting from operations	45,871,984	(181,278,353)	1,101,662	(66,234,695)
Distributions to shareholders from:
Distributable earnings	(2,299,941)	(1,180,281)	—	(4,600,120)

Share transactions*:
Proceeds from sale of shares	146,025,652	91,504,466	16,892,224	61,030,371
Cost of shares redeemed	(152,922,723)	(84,861,837)	(4,679,909)	(5,876,037)
Increase (decrease) in net assets resulting from share transactions	(6,897,071)	6,642,629	12,212,315	55,154,334
Total increase (decrease) in net assets	36,674,972	(175,816,005)	13,313,977	(15,680,481)
Net Assets, beginning of year	414,304,408	590,120,413	29,936,021	45,616,502
Net Assets, end of year	$450,979,380	$414,304,408	$43,249,998	$29,936,021
*Shares of Common Stock Issued (no par value)
Shares sold	900,000	575,000	2,650,000	4,675,000
Shares redeemed	(950,000)	(550,000)	(775,000)	(625,000)
Net increase (decrease)	(50,000)	25,000	1,875,000	4,050,000

See Notes to Financial Statements

41

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Energy Income ETF		Environmental Services ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$755,431	$568,885	$623,255	$279,256
Net realized gain	3,061,316	2,265,596	2,726,546	6,351,893
Net change in unrealized appreciation (depreciation)	1,700,138	(1,867,199)	2,443,348	(13,919,150)
Net increase (decrease) in net assets resulting from operations	5,516,885	967,282	5,793,149	(7,288,001)
Distributions to shareholders from:
Distributable earnings	(674,492)	(502,535)	(284,988)	(200,016)
Return of capital	(596,281)	(607,866)	—	—
Total distributions	(1,270,773)	(1,110,401)	(284,988)	(200,016)

Share transactions*:
Proceeds from sale of shares	7,944,408	12,633,846	24,471,616	39,446,432
Cost of shares redeemed	(6,231,606)	(5,671,728)	(20,455,468)	(31,337,177)
Increase in net assets resulting from share transactions	1,712,802	6,962,118	4,016,148	8,109,255
Total increase in net assets	5,958,914	6,818,999	9,524,309	621,238
Net Assets, beginning of year	30,675,590	23,856,591	67,914,787	67,293,549
Net Assets, end of year	$36,634,504	$30,675,590	$77,439,096	$67,914,787
*Shares of Common Stock Issued (no par value)
Shares sold	125,000	200,000	160,000	270,000
Shares redeemed	(100,000)	(100,000)	(140,000)	(220,000)
Net increase	25,000	100,000	20,000	50,000

See Notes to Financial Statements

42

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Gaming ETF		Green Infrastructure ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Period Ended September 30, 2023 (a)
Operations:
Net investment income	$801,130	$528,065	$13,751
Net realized gain (loss)	3,004,642	(3,103,779)	29,496
Net change in unrealized appreciation (depreciation)	14,234,976	(29,429,928)	(128,274)
Net increase (decrease) in net assets resulting from operations	18,040,748	(32,005,642)	(85,027)
Distributions to shareholders from:
Distributable earnings	(424,958)	(725,005)	(3,000)

Share transactions*:
Proceeds from sale of shares	33,573,611	6,562,409	2,535,936
Cost of shares redeemed	(61,822,546)	(31,658,817)	(646,906)
Increase (decrease) in net assets resulting from share transactions	(28,248,935)	(25,096,408)	1,889,030
Total increase (decrease) in net assets	(10,633,145)	(57,827,055)	1,801,003
Net Assets, beginning of period	60,562,348	118,389,403	—
Net Assets, end of period	$49,929,203	$60,562,348	$1,801,003
*Shares of Common Stock Issued (no par value)
Shares sold	825,000	150,000	100,000
Shares redeemed	(1,425,000)	(750,000)	(25,000)
Net increase (decrease)	(600,000)	(600,000)	75,000

(a)	For the period October 19, 2022 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

43

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Pharmaceutical ETF		Retail ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$8,740,815	$7,412,381	$1,429,429	$1,698,794
Net realized gain (loss)	29,314,853	14,321,637	(5,549,934)	4,533,155
Net change in unrealized appreciation (depreciation)	54,260,353	(79,556,497)	17,476,048	(26,338,540)
Net increase (decrease) in net assets resulting from operations	92,316,021	(57,822,479)	13,355,543	(20,106,591)
Distributions to shareholders from:
Distributable earnings	(8,998,067)	(6,817,403)	(1,700,040)	(1,850,009)

Share transactions*:
Proceeds from sale of shares	673,169,628	723,658,357	33,356,739	67,184,294
Cost of shares redeemed	(850,179,679)	(454,218,449)	(40,875,022)	(134,470,494)
Increase (decrease) in net assets resulting from share transactions	(177,010,051)	269,439,908	(7,518,283)	(67,286,200)
Total increase (decrease) in net assets	(93,692,097)	204,800,026	4,137,220	(89,242,800)
Net Assets, beginning of year	523,738,393	318,938,367	150,432,092	239,674,892
Net Assets, end of year	$430,046,296	$523,738,393	$154,569,312	$150,432,092
*Shares of Common Stock Issued (no par value)
Shares sold	8,700,000	9,450,000	200,000	350,000
Shares redeemed	(11,100,000)	(6,050,000)	(250,000)	(750,000)
Net increase (decrease)	(2,400,000)	3,400,000	(50,000)	(400,000)

See Notes to Financial Statements

44

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Robotics ETF	Semiconductor ETF (a)
	Period Ended September 30, 2023 (b)	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$4,883	$69,665,245	$62,808,505
Net realized gain	50,231	945,785,154	657,047,620
Net change in unrealized appreciation (depreciation)	(83,205)	2,291,380,472	(3,277,654,394)
Net increase (decrease) in net assets resulting from operations	(28,091)	3,306,830,871	(2,557,798,269)
Distributions to shareholders from:
Distributable earnings	—	(70,999,820)	(38,500,125)

Share transactions*:
Proceeds from sale of shares	2,663,384	22,043,690,438	29,465,480,838
Cost of shares redeemed	—	(21,517,123,914)	(27,175,192,549)
Increase in net assets resulting from share transactions	2,663,384	526,566,524	2,290,288,289
Total increase (decrease) in net assets	2,635,293	3,762,397,575	(306,010,105)
Net Assets, beginning of period	—	5,631,600,902	5,937,611,007
Net Assets, end of period	$2,635,293	$9,393,998,477	$5,631,600,902
*Shares of Common Stock Issued (no par value)
Shares sold	75,000	179,150,000	232,100,000
Shares redeemed	—	(175,200,000)	(217,600,000)
Net increase	75,000	3,950,000	14,500,000

(a)	Share activity has been adjusted to reflect the 2 for 1 share split which took place on May 5, 2023.
(b)	For the period April 6, 2023 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

45

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Video Gaming and eSports ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$2,441,068	$2,378,852
Net realized gain (loss)	(27,684,835)	11,309,332
Net change in unrealized appreciation (depreciation)	92,968,847	(172,516,427)
Net increase (decrease) in net assets resulting from operations	67,725,080	(158,828,243)
Distributions to shareholders from:
Distributable earnings	(2,252,275)	(20,504,040)

Share transactions*:
Proceeds from sale of shares	2,456,645	24,147,755
Cost of shares redeemed	(87,599,100)	(213,552,026)
Decrease in net assets resulting from share transactions	(85,142,455)	(189,404,271)
Total decrease in net assets	(19,669,650)	(368,736,554)
Net Assets, beginning of year	262,263,719	631,000,273
Net Assets, end of year	$242,594,069	$262,263,719
*Shares of Common Stock Issued (no par value)
Shares sold	50,000	400,000
Shares redeemed	(1,800,000)	(3,650,000)
Net decrease	(1,750,000)	(3,250,000)

See Notes to Financial Statements

46

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Biotech ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$140.61	$201.99	$162.01	$118.04	$136.11
Net investment income (a)	0.70	0.69	0.42	0.59	0.39
Net realized and unrealized gain (loss) on investments	15.14	(61.67)	40.17	43.85	(17.91)
Total from investment operations	15.84	(60.98)	40.59	44.44	(17.52)
Distributions from:
Net investment income	(0.75)	(0.40)	(0.61)	(0.47)	(0.55)
Net asset value, end of year	$155.70	$140.61	$201.99	$162.01	$118.04
Total return (b)	11.24%	(30.24)%	25.13%	37.71%	(12.84)%

Ratios to average net assets
Gross expenses (c)	0.35%	0.35%	0.38%	0.39%	0.40%
Net expenses (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.44%	0.42%	0.23%	0.40%	0.31%
Supplemental data
Net assets, end of year (in millions)	$451	$414	$590	$485	$318
Portfolio turnover rate (d)	18%	24%	41%	40%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after September 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

47

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Digital Transformation ETF
	Year Ended September 30,
	2023	2022	Period Ended September 30, 2021(a)

Net asset value, beginning of period	$4.95	$22.81	$35.25
Net investment income (b)	0.15	0.26	—	(c)
Net realized and unrealized gain (loss) on investments	0.36	(16.24)	(12.44)
Total from investment operations	0.51	(15.98)	(12.44)
Distributions from:
Net investment income	—	(1.88)	—
Net asset value, end of period	$5.46	$4.95	$22.81
Total return (d)	10.29%	(76.33)%	(35.30	)%(e)

Ratios to average net assets
Expenses	0.51%	0.50%	0.58	%(f)
Expenses excluding interest and taxes	0.50%	0.50%	N/A
Net investment income	2.81%	2.28%	0.02	%(f)
Supplemental data
Net assets, end of period (in millions)	$43	$30	$46
Portfolio turnover rate (g)	57%	74%	49	%(e)

(a)	For the period April 13, 2021 (commencement of operations) through September 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

48

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Energy Income ETF(a)
	Year Ended September 30,			Period		Year Ended November 30,
	2023	2022	2021	Ended September 30, 2020(b)		2019		2018

Net asset value, beginning of year	$56.84	$54.25	$34.29	$51.20		$58.32		$68.49
Net investment income (loss) (c)	1.51	1.17	1.15	0.76		(0.39)		0.09
Net realized and unrealized gain (loss) on investments	9.04	3.67	21.90	(15.58)		(1.42)		(4.44)
Total from investment operations	10.55	4.84	23.05	(14.82)		(1.81)		(4.35)
Distributions from:
Net investment income	(1.34)	(1.02)	(1.37)	—		(1.77)		—
Return of capital	(1.18)	(1.23)	(1.72)	(2.09)		(3.54)		(5.82)
Total distributions	(2.52)	(2.25)	(3.09)	(2.09)		(5.31)		(5.82)
Net asset value, end of year	$64.87	$56.84	$54.25	$34.29		$51.20		$58.32
Total return (d)	18.70%	8.79%	68.88%	(29.74	)%(e)	(3.66)%		(7.16)%

Ratios to average net assets
Expenses	0.46%	0.48%	0.46%	0.45	%(f)(g)	1.41	%(h)	0.73	%(i)
Expenses excluding interest and taxes	0.45%	0.45%	0.45%	0.45	%(f)(g)	1.41	%(h)	0.73	%(i)
Net investment income (loss)	2.41%	1.95%	2.43%	2.17	%(f)(j)	(0.68	)%(h)	0.13	%(i)
Supplemental data
Net assets, end of year (in millions)	$37	$31	$24	$20		$52		$45
Portfolio turnover rate (k)	23%	21%	24%	24	%(e)	106%		34%

(a)	On April 15, 2020, the Fund effected a 1 for 3 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	The Fund changed its fiscal year-end from November 30 to September 30.
(c)	Calculated based upon average shares outstanding
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Includes income tax expense of 1.56% and Adviser reimbursement of (1.56%). If the Adviser had not reimbursed the Fund, the ratio would have been higher.
(h)	Includes income tax expense of 0.59% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(i)	Includes income tax benefit of 0.11% related to the Fund’s tax status as a C-Corporation prior to its reorganization as a regulated investment company.
(j)	Includes income tax expense of 1.56% and Adviser reimbursement of (1.56%). If the Adviser had not reimbursed the Fund, the ratio would have been lower.
(k)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

49

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Environmental Services ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$130.61	$143.18	$99.41	$104.25	$96.64
Net investment income (a)	1.24	0.56	0.36	0.46	0.46
Net realized and unrealized gain (loss) on investments	12.12	(12.76)	43.80	(4.83)	7.47
Total from investment operations	13.36	(12.20)	44.16	(4.37)	7.93
Distributions from:
Net investment income	(0.56)	(0.37)	(0.39)	(0.47)	(0.32)
Net asset value, end of year	$143.41	$130.61	$143.18	$99.41	$104.25
Total return (b)	10.25%	(8.56)%	44.50%	(4.23)%	8.30%

Ratios to average net assets
Gross expenses	0.64%	0.62%	0.71%	0.85%	0.81%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	0.85%	0.39%	0.27%	0.47%	0.47%
Supplemental data
Net assets, end of year (in millions)	$77	$68	$67	$31	$36
Portfolio turnover rate (c)	22%	35%	21%	38%	20%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

50

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gaming ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$32.74	$48.32	$39.14	$36.61	$39.76
Net investment income (a)	0.42	0.25	0.16	0.51	1.07
Net realized and unrealized gain (loss) on investments	6.95	(15.48)	9.24	3.25	(3.09)
Total from investment operations	7.37	(15.23)	9.40	3.76	(2.02)
Distributions from:
Net investment income	(0.17)	(0.35)	(0.22)	(1.23)	(1.13)
Net asset value, end of year	$39.94	$32.74	$48.32	$39.14	$36.61
Total return (b)	22.55%	(31.72)%	24.06%	10.03%	(4.73)%

Ratios to average net assets
Gross expenses	0.74%	0.65%	0.62%	0.92%	0.94%
Net expenses	0.72%	0.65%	0.62%	0.65%	0.66%
Net expenses excluding interest and taxes	0.65%	0.63%	0.62%	0.65%	0.65%
Net investment income	0.99%	0.63%	0.32%	1.41%	2.92%
Supplemental data
Net assets, end of year (in millions)	$50	$61	$118	$55	$24
Portfolio turnover rate (c)	15%	16%	20%	29%	20%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

51

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Green Infrastructure ETF

	Period Ended September 30, 2023(a)

Net asset value, beginning of period	$25.50
Net investment income (b)	0.24
Net realized and unrealized loss on investments	(1.67)
Total from investment operations	(1.43)
Distributions from:
Net investment income	(0.06)
Net asset value, end of period	$24.01
Total return (c)	(5.62	)%(d)

Ratios to average net assets
Expenses	0.46	%(e)
Expenses excluding interest and taxes	0.45	%(e)
Net investment income	0.99	%(e)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate (f)	12	%(d)

(a)	For the period October 19, 2022 (commencement of operations) through September 30, 2023.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

52

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Pharmaceutical ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$67.25	$72.68	$62.08	$56.93	$64.37
Net investment income (a)	1.47	1.32	1.29	1.06	1.04
Net realized and unrealized gain (loss) on Investments	12.65	(5.44)	10.46	5.14	(7.37)
Total from investment operations	14.12	(4.12)	11.75	6.20	(6.33)
Distributions from:
Net investment income	(1.56)	(1.31)	(1.15)	(1.05)	(1.11)
Net asset value, end of year	$79.81	$67.25	$72.68	$62.08	$56.93
Total return (b)	21.14%	(5.91)%	19.10%	11.02%	(9.88)%

Ratios to average net assets
Gross expenses (c)	0.36%	0.36%	0.40%	0.42%	0.43%
Net expenses (c)	0.36%	0.36%	0.35%	0.35%	0.36%
Net expenses excluding interest and taxes (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.91%	1.74%	1.85%	1.74%	1.77%
Supplemental data
Net assets, end of year (in millions)	$430	$524	$319	$235	$142
Portfolio turnover rate (d)	22%	23%	20%	18%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after September 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

53

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Retail ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$154.84	$174.75	$148.87	$114.49	$111.44
Net investment income (a)	1.56	1.52	1.54	1.22	1.31
Net realized and unrealized gain (loss) on investments	13.17	(19.92)	25.34	34.25	2.72
Total from investment operations	14.73	(18.40)	26.88	35.47	4.03
Distributions from:
Net investment income	(1.84)	(1.51)	(1.00)	(1.09)	(0.98)
Net asset value, end of year	$167.73	$154.84	$174.75	$148.87	$114.49
Total return (b)	9.58%	(10.69)%	18.13%	31.22%	3.82%

Ratios to average net assets
Gross expenses (c)	0.35%	0.35%	0.42%	0.47%	0.48%
Net expenses (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.94%	0.86%	0.92%	0.96%	1.25%
Supplemental data
Net assets, end of year (in millions)	$155	$150	$240	$182	$71
Portfolio turnover rate (d)	20%	14%	12%	12%	9%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after September 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

54

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Robotics ETF

	Period Ended September 30, 2023(a)

Net asset value, beginning of period	$34.39
Net investment income (b)	0.08
Net realized and unrealized gain on investments	0.67
Total from investment operations	0.75
Net asset value, end of period	$35.14
Total return (c)	2.18	%(d)

Ratios to average net assets
Expenses	0.47	%(e)
Net investment income	0.43	%(e)
Supplemental data
Net assets, end of period (in millions)	$3
Portfolio turnover rate (f)	13	%(d)

(a)	For the period April 6, 2023 (commencement of operations) through September 30, 2023.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

55

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Semiconductor ETF(a)
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$92.56	$128.13	$87.22	$59.57	$53.21
Net investment income (b)	1.11	1.07	0.86	0.94	0.88
Net realized and unrealized gain (loss) on investments	52.52	(35.85)	40.80	27.77	6.30
Total from investment operations	53.63	(34.78)	41.66	28.71	7.18
Distributions from:
Net investment income	(1.20)	(0.79)	(0.75)	(1.06)	(0.82)
Net asset value, end of year	$144.99	$92.56	$128.13	$87.22	$59.57
Total return (c)	58.49%	(27.40)%	47.94%	48.60%	14.09%

Ratios to average net assets
Gross expenses (d)	0.35%	0.35%	0.36%	0.37%	0.39%
Net expenses (d)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.88%	0.85%	0.72%	1.31%	1.68%
Supplemental data
Net assets, end of year (in millions)	$9,394	$5,632	$5,938	$2,646	$1,361
Portfolio turnover rate (e)	18%	22%	20%	14%	19%

(a)	On May 5, 2023, the Fund effected a 2 for 1 share split. Per share data has been adjusted to reflect the share split.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after September 30, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

56

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Video Gaming and eSports ETF
	Year Ended September 30,				Period
	2023	2022	2021	2020	Ended September 30, 2019(a)

Net asset value, beginning of period	$40.66	$65.05	$61.36	$33.74	$30.88
Net investment income (b)	0.44	0.31	0.04	0.03	0.12
Net realized and unrealized gain (loss) on investments	10.91	(22.47)	3.73	27.67	2.75
Total from investment operations	11.35	(22.16)	3.77	27.70	2.87
Distributions from:
Net investment income	(0.39)	(0.05)	(0.08)	(0.08)	(0.01)
Net realized capital gains	—	(2.18)	—	—	—
Total distributions	(0.39)	(2.23)	(0.08)	(0.08)	(0.01)
Net asset value, end of period	$51.62	$40.66	$65.05	$61.36	$33.74
Total return (c)	28.11%	(35.42)%	6.15%	82.25%	9.31	%(d)

Ratios to average net assets
Gross expenses	0.59%	0.56%	0.55%	0.58%	0.99	%(e)
Net expenses	0.56%	0.56%	0.55%	0.55%	0.55	%(e)
Net expenses excluding interest and taxes	0.55%	0.55%	N/A	N/A	N/A
Net investment income	0.89%	0.52%	0.06%	0.06%	0.38	%(e)
Supplemental data
Net assets, end of period (in millions)	$243	$262	$631	$522	$39
Portfolio turnover rate (f)	30%	35%	33%	25%	27	%(d)

(a)	For the period October 16, 2018 (commencement of operations) through September 30, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

57

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

 September 30, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Biotech ETF	Non-Diversified
Digital Transformation ETF	Non-Diversified
Energy Income ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Green Infrastructure ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Robotics ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified

Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below.

Fund	Index

Biotech ETF	MVIS® US Listed Biotech 25 Index
Digital Transformation ETF	MVIS Global Digital Assets Equity Index
Energy Income ETF	MVIS® North America Energy Infrastructure Index
Environmental Services ETF	NYSE Arca Environmental Services Index
Gaming ETF	MVIS® Global Gaming Index
Green Infrastructure ETF	Indxx US Green Infrastructure-MCAP Weighted Index
Pharmaceutical ETF	MVIS® US Listed Pharmaceutical 25 Index
Retail ETF	MVIS® US Listed Retail 25 Index
Robotics ETF	BlueStar Robotics Index
Semiconductor ETF	MVIS® US Listed Semiconductor 25 Index
Video Gaming and eSports ETF	MVIS® Global Video Gaming & eSports Index

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index.

Effective December 2, 2019, the Energy Income ETF federal tax status changed from a taxable C-Corporation into a regulated investment company (“RIC”) and the unitary management fee rate changed from 0.82% to 0.45%. In September 2020, the Board of Trustees (“Trustees”) approved changing the Energy Income ETF’s fiscal year-end from November 30 to September 30.

Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Funds.

Note 2—Significant Accounting Policies— The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in
58

an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADR’s”) and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Trustees has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.
59

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

B.	Federal Income Taxes— It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income on Energy Income ETF and Pharmaceutical ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Master Limited Partnerships— The Energy Income ETF invests a portion of its total assets in Master Limited Partnerships (“MLPs”) receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The Fund invests the remainder of its assets in MLPs that are treated as C corporations for tax purposes.

G.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at September 30, 2023, is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).
60

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2024, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The management fee rates and expense limitations for the year ended September 30, 2023, are as follows:

Fund	Management Fees	Expense Limitations
Environmental Services ETF	0.50%	0.55%
Gaming ETF	0.50	0.65
Video Gaming and eSports ETF	0.50	0.55

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Funds listed in the table below utilize a unitary management fee structure where the Adviser will pay all Fund expenses, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Management Fee Rate
Biotech ETF	0.35%
Digital Transformation ETF	0.50
Energy Income ETF	0.45
Green Infrastructure ETF	0.45
Pharmaceutical ETF	0.35
Retail ETF	0.35
Robotics ETF	0.47
Semiconductor ETF	0.35

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At September 30, 2023, the Adviser owned approximately 5% of Digital Transformation ETF.

61

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4—Capital Share Transactions— As of September 30, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments— For the year ended September 30, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Biotech ETF	$95,513,704	$89,125,673	$145,977,091	$159,815,647
Digital Transformation ETF	20,944,329	19,798,737	16,883,210	4,680,830
Energy Income ETF	7,780,928	7,336,604	7,944,721	6,227,907
Environmental Services ETF	17,955,291	15,818,380	24,477,057	22,357,353
Gaming ETF	11,950,119	12,482,620	31,549,212	58,880,655
Green Infrastructure ETF	175,164	495,286	2,535,559	315,484
Pharmaceutical ETF	102,631,445	102,986,044	673,116,561	849,049,786
Retail ETF	30,635,932	31,775,544	33,362,274	39,635,085
Robotics ETF	338,738	329,330	2,660,385	—
Semiconductor ETF	1,465,754,117	1,447,080,564	22,051,581,514	21,543,202,466
Video Gaming and eSports ETF	81,753,585	86,374,714	2,346,630	82,865,571

Note 6—Income Taxes— As of September 30, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Biotech ETF	$473,065,193	$40,652,524	$(63,350,209)	$(22,697,685)
Digital Transformation ETF	61,975,522	6,570,330	(15,858,791)	(9,288,461)
Energy Income ETF	33,873,531	5,047,078	(2,349,280)	2,697,798
Environmental Services ETF	81,832,736	4,326,796	(6,829,205)	(2,502,409)
Gaming ETF	65,343,413	1,066,542	(16,415,277)	(15,348,735)
Green Infrastructure ETF	2,063,081	135,398	(263,218)	(127,820)
Pharmaceutical ETF	480,087,970	9,644,252	(42,648,094)	(33,003,842)
Retail ETF	167,300,269	13,652,181	(26,076,505)	(12,424,324)
Robotics ETF	2,748,883	146,966	(232,909)	(85,943)
Semiconductor ETF	10,551,283,052	165,065,229	(1,305,398,976)	(1,140,333,747)
Video Gaming and eSports ETF	279,470,609	34,881,932	(71,628,130)	(36,746,198)
62

At September 30, 2023, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Biotech ETF	$1,406,112	$(206,841,257)	$–	$(64,926)	$(22,697,685)	$(228,197,756)
Digital Transformation ETF	–	(69,912,777)	(139,516)	–	(9,288,474)	(79,340,767)
Energy Income ETF	–	(1,612,600)	–	(722,924)	2,697,428	361,904
Environmental Services ETF	527,982	(20,221,914)	–	(3,894)	(2,502,410)	(22,200,236)
Gaming ETF	684,807	(25,817,212)	–	(9,250)	(15,385,992)	(40,527,647)
Green Infrastructure ETF	10,306	(48,220)	–	(336)	(127,819)	(166,069)
Pharmaceutical ETF	1,888,610	(146,965,406)	–	(36,037)	(33,003,841)	(178,116,674)
Retail ETF	908,618	(29,033,600)	–	(10,259)	(12,424,324)	(40,559,565)
Robotics ETF	57,890	–	–	–	(85,981)	(28,091)
Semiconductor ETF	48,294,682	(925,100,255)	–	(97,455)	(1,140,333,747)	(2,017,236,775)
Video Gaming and eSports ETF	2,439,877	(57,256,150)	–	(11,570)	(36,756,402)	(91,584,245)

*	Post-October losses represent certain ordinary, specified and/or capital losses incurred after October 31, 2022. These losses are deemed to arise on the first day of the fund’s next taxable year.

The tax character of dividends paid to shareholders was as follows:

	September 30, 2023		September 30, 2022
Fund	Ordinary Income*	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Biotech ETF	$2,299,941	$–	$1,180,281	$–	$–
Digital Transformation ETF	–	–	4,600,120	–	–
Energy Income ETF	674,492	596,281	502,535	–	607,866
Environmental Services ETF	284,988	–	200,016	–	–
Gaming ETF	424,958	–	725,005	–	–
Green Infrastructure ETF	3,000	–	–	–	–
Pharmaceutical ETF	8,998,067	–	6,817,403	–	–
Retail ETF	1,700,040	–	1,850,009	–	–
Semiconductor ETF	70,999,820	–	38,500,125	–	–
Video Gaming and eSports ETF	2,252,275	–	18,473,600	2,030,440	–

*	Includes short-term capital gains (if any).

At September 30, 2023, the following Funds had capital loss carryforwards available to offset future capital gains:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Biotech ETF	$(46,630,272)	$(160,210,985)	$(206,841,257)
Digital Transformation ETF	(46,165,170)	(23,747,607)	(69,912,777)
Environmental Services ETF	(7,536,970)	(12,684,944)	(20,221,914)
Gaming ETF	(5,730,419)	(20,086,793)	(25,817,212)
Green Infrastructure ETF	(48,215)	(5)	(48,220)
Pharmaceutical ETF	(15,983,233)	(130,982,173)	(146,965,406)
Retail ETF	(7,773,465)	(21,260,135)	(29,033,600)
63

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Semiconductor ETF	(509,346,536)	(415,753,719)	(925,100,255)
Video Gaming and eSports ETF	(1,305,248)	(55,950,902)	(57,256,150)

At September 30, 2023, Energy Income ETF had the following capital loss carryforwards available to offset future capital gains:

Year of Expiration	Short-Term Capital Losses	Long-Term Capital Losses	Total Capital Losses
9/30/2024	$(1,612,600)	$–	$(1,612,600)

During the year ended September 30, 2023, $5,834,244 of Energy Income ETF capital loss carryover available from prior years expired un-utilized. Additionally, Energy Income ETF utilized $1,327,963 of its capital loss carryovers available from prior years.

During the year ended September 30, 2023, as a result of permanent book to tax differences primarily due to the tax treatment of in-kind redemptions, and the accumulated earnings applicable to the redemption of shares, the Funds incurred differences that affected distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Biotech ETF	$(43,402,524)	$43,402,524
Digital Transformation ETF	294,334	(294,334)
Energy Income ETF	4,200,645	(4,200,645)
Environmental Services ETF	(5,499,457)	5,499,457
Gaming ETF	(7,047,757)	7,047,757
Green Infrastructure ETF	(78,042)	78,042
Pharmaceutical ETF	(54,601,569)	54,601,569
Retail ETF	(6,286,920)	6,286,920
Semiconductor ETF	(1,394,967,747)	1,394,967,747
Video Gaming and eSports ETF	(9,485,196)	9,485,196

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. In addition, to the extent that

64

a Fund is concentrated in a particular sector or industry, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

Certain of the Funds’ investments, including investments in companies that hold material amounts of digital assets, may be subject to the risks associated with investing in digital assets, including cryptocurrencies and crypto tokens. Such companies may be subject to the risk that: the technology that facilitates the transfer of a digital asset could fail; the decentralized, open source protocol of the applicable blockchain network could be affected by internet connectivity disruptions, fraud, consensus failures or cybersecurity attacks; such network may not be adequately maintained by its participants; because digital assets are a new technological innovation with a limited history, they are highly speculative assets and may experience extreme price volatility; future regulatory actions or policies may limit the ability to sell, exchange or use a digital asset; the price of a digital asset may be impacted by the transactions of a small number of holders of such digital asset; and that a digital asset will decline in popularity, acceptance or use, thereby impairing its price.

Under normal circumstances, the Energy Income ETF invests in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash than an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

The Green Infrastructure ETF may invest in securities of oil and gas companies whose profitability is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of oil and gas, the earnings of oil and gas companies, and the value of such companies’ securities can be extremely volatile. In addition, the Fund invests in green infrastructure companies and performance will be impacted on the overall condition of these companies. Green infrastructure related companies are subject to a variety of factors that may adversely affect their business such as higher interest costs, cost of compliance with changes in environmental and other regulations and uncertainty concerning the availability of energy.

The Robotics ETF invests primarily in the securities of robotics companies and is particularly sensitive to the risks to such companies. Robotics companies and information technology companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

65

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan— The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

A unitary management fee was adopted on October 1, 2021, for Biotech ETF, Pharmaceutical ETF, Retail ETF, and Semiconductor ETF. For these Funds, the liability for the Plan shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through September 30, 2021. Digital Transformation ETF, Energy Income ETF, Green Infrastructure ETF and Robotics ETF commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

For Environmental Services ETF, Gaming ETF, and Video Gaming and eSports ETF, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending— To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral, if any, at September 30, 2023 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of September 30, 2023.

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Biotech ETF	$7,078,655	$–	$7,278,575	$7,278,575
Digital Transformation ETF	9,129,530	9,346,580	324,356	9,670,936
Environmental Services ETF	2,842,105	1,973,216	1,176,060	3,149,276
Gaming ETF	1,644,613	193	1,717,432	1,717,625
Green Infrastructure ETF	371,984	136,137	239,421	375,558
Pharmaceutical ETF	44,033,459	18,206,223	27,067,045	45,273,268
Retail ETF	2,404,518	–	2,457,080	2,457,080
Robotics ETF	55,037	25,689	30,789	56,478
Semiconductor ETF	18,294,661	18,281,891	414,655	18,696,546
Video Gaming and eSports ETF	27,484,980	86,333	27,657,847	27,744,180
66

The following table presents money market fund investments held as collateral by type of security on loan as of September 30, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Digital Transformation ETF	$9,346,580
Environmental Services ETF	1,973,216
Gaming ETF	193
Green Infrastructure ETF	136,137
Pharmaceutical ETF	18,206,223
Robotics ETF	25,689
Semiconductor ETF	18,281,891
Video Gaming and eSports ETF	86,333

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit— The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing for the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Biotech ETF	186	$409,280	5.91%
Digital Transformation ETF	79	94,435	6.25
Energy Income ETF	109	142,492	6.14
Environmental Services ETF	30	123,417	6.13
Gaming ETF	349	971,649	5.95
Green Infrastructure ETF	4	200,000	4.43
Pharmaceutical ETF	293	1,064,788	5.95
Retail ETF	49	170,128	5.95
Semiconductor ETF	174	4,752,733	5.94
Video Gaming and eSports ETF	330	696,349	6.01

Outstanding loan balances as of September 30, 2023, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Share Split— The Energy Income ETF executed a 1-for-3 reverse share split for shareholders of record before the open of markets on April 15, 2020. The Semiconductor ETF executed a 2-for-1 share split for shareholders of record before the open of markets on May 5, 2023. The impacts of the share splits have been retroactively applied to each of the prior years presented in the financials highlights.

Note 12— New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored (unaudited) annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

67

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

68

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck Biotech ETF (1) VanEck Digital Transformation ETF (1) VanEck Energy Income ETF (1) VanEck Environmental Services ETF (1) VanEck Gaming ETF (1) VanEck Green Infrastructure ETF (2)	VanEck Pharmaceutical ETF (1) VanEck Retail ETF (1) VanEck Robotics ETF (3) VanEck Semiconductor ETF (1) VanEck Video Gaming and eSports ETF (1)

(1) Statement of operations for the year ended September 30, 2023 and the statement of changes in net assets and financial highlights for the years ended September 30, 2023 and September 30, 2022.

(2) Statement of operations, statement of changes in net assets, and financial highlights for the period October 19, 2022 (commencement of operations) through September 30, 2023.

(3) Statement of operations, statement of changes in net assets, and financial highlights for the period April 6, 2023 (commencement of operations) through September 30, 2023.

The financial statements of the Funds as of and for the year or period ended September 30, 2021 and the financial highlights for each of the periods ended on or prior to September 30, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated November 19, 2021, except for the 2-for-1 share split described in Note 11, as to which the date is November 22, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

69

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

70

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Semiconductor ETF and the Board of Trustees of VanEck ETF Trust

Opinion on the Financial Statements

We have audited the accompanying financial highlights of VanEck Semiconductor ETF (the “Fund”) (one of the series constituting VanEck ETF Trust (the “Trust”)) for each of the three years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial highlights of the Fund for each of the three years in the period ended September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We served as the auditor of one or more of the VanEck investment companies from 1999 to 2022.

New York, New York

November 19, 2021

except for the 2-for-1 share split described in Note 11, as to which the date is

November 22, 2023

71

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2023 income tax purposes will be sent to them in early 2024. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2023:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*	Foreign Source Income*	Foreign Taxes Paid Per Share**
Biotech ETF	$0.7488	100.00%	100.00%	–%	$–
Energy Income ETF	1.3393	100.00	64.19	–	–
Environmental Services ETF	0.5588	100.00	100.00	–	–
Gaming ETF	0.1683	82.11	6.92	53.51	0.0068
Green Infrastructure ETF	0.0600	100.00	100.00	–	–
Pharmaceutical ETF	1.5628	100.00	71.37	–	–
Retail ETF	1.8448	100.00	100.00	–	–
Semiconductor ETF †	2.4010	100.00	98.07	–	–
Video Gaming and eSports ETF	0.3917	100.00	11.41	93.55	0.0667

Fund	Return of Capital Per Share***
Energy Income ETF	$1.1821

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

*** A return of capital is not considered taxable income to shareholders. Pursuant to IRC Section 301(c), the portion of a distribution which is a dividend (as defined under IRC Section 316) is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead pursuant to Internal Revenue Code Sections 301(c)(2) and 1016(a)(4), should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should multiply the per share amount of each of the respective distributions by the number of shares held at each of the respective record dates.

†	Distribution occurred prior to May 5, 2023, when the Fund effected a 2 for 1 share split.

Please retain this information for your records.
72

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

September 30, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	70	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	70	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	82	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	70	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	82	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	82	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
73

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC. Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
74

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
75

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2023 (unaudited)

At a meeting held on June 8, 2023 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Biotech ETF, Digital Transformation ETF, Durable High Dividend ETF (formerly, VanEck Morningstar Durable Dividend ETF), Energy Income ETF, Environmental Services ETF, Gaming ETF, Green Infrastructure ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Robotics ETF, Semiconductor ETF, Social Sentiment ETF and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 5, 2023. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other registered funds), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability (or the absence of profitability) and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund has a different investment objective than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that each of the VanEck Green Infrastructure ETF, Morningstar SMID Moat ETF and Robotics ETF had only recently commenced operations and therefore each had a limited operational history that could be used for comparative purposes, since tracking error measurements and the performance comparisons provided by Broadridge were not available for each Fund. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 5, 2023 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, (i) (with respect to the VanEck Environmental Services ETF, Gaming ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF, Morningstar Wide Moat ETF and Video Gaming and eSports ETF) (the “Non-Unitary Funds”) the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time and (ii) (with respect to all the other Funds) (the “Unitary Funds”) the Adviser’s agreement to pay all of the direct expenses of the Funds (excluding the fee payment under the Investment Management Agreements, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each Fund, the Trustees reviewed various

76

performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other registered funds. The Trustees noted that the information provided showed that each Fund (except as noted below) had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, the VanEck Energy Income ETF, Gaming ETF and Video Gaming and eSports ETF each had management fees below the average and equal to the median of its respective peer group of funds, the VanEck Green Infrastructure ETF had management fees equal to the average and below the median of its peer group of funds, and each of the VanEck Long/Flat Trend ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF had management fees (after the effect of any applicable fee waiver) above the average and median of its respective peer group of funds. The Trustees also noted that the information provided showed that each Fund (except as noted below) had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, each of the VanEck Environmental Services ETF and Social Sentiment ETF had a total expense ratio (after the effect of any applicable expense limitation) above the average and equal to the median of its respective peer group of funds, each of the VanEck Energy Income ETF, Green Infrastructure ETF and Video Gaming and eSports ETF had a total expense ratio (after the effect of any applicable expense limitation) below the average and equal to the median of its respective peer group of funds, and each of the VanEck Gaming ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF and Morningstar Wide Moat ETF had a total expense ratio (after the effect of any applicable expense limitation) above the average and median of its respective peer group of funds. The Trustees reviewed the amount by which certain Funds’ management fees and/or total expense ratios (after the effect of any applicable fee waivers and/or expense limitations) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the management fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap, as applicable, and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds may effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders of the Unitary Funds and noted that the Adviser has capped expenses on each of the Non-Unitary Funds since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were

77

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2023 (unaudited) (continued)

profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 5, 2023 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

78

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	THEMATICAR

ANNUAL REPORT September 30, 2023

Commodity Strategy ETF	PIT
Durable High Dividend ETF	DURA
Inflation Allocation ETF	RAAX
Long/Flat Trend ETF	LFEQ
Morningstar ESG Moat ETF	MOTE
Morningstar Global Wide Moat ETF	MOTG
Morningstar International Moat ETF	MOTI
Morningstar SMID Moat ETF	SMOT
Morningstar Wide Moat ETF	MOAT®
Social Sentiment ETF	BUZZ

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of September 30, 2023.

VANECK ETFs

PRESIDENT’S LETTER

September 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—were negative or muted. This remains my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors continue to face, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but it started shrinking in late 2022. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.1 trillion toward the end of September 2023.1

As we’ve been saying since the summer of 2022, when wage inflation was confirmed, what should drive the Fed is fighting wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. And this is the battle that is at full pitch—the labor market has remained strong.

While headline inflation is falling, we are still in the “higher for longer” camp. The Fed seems likely to continue holding, or even raising, interest rates and will probably continue to shrink its balance sheet. This is not supportive of stock or bond markets.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation. The debt ceiling compromise and the Supreme Court rejection of student debt relief continue this trend. But it is worth noting that environmental subsidies from the IRA bill are larger than expected.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, the U.S. and China have been the two main pillars of global growth. In China, the post-COVID-19 growth has been more domestic and consumer-led and still not enough to overcome the property sector malaise. In coming years, we will likely have to look to India, Indonesia and Africa to drive global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in what is left of 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

Outlook

My basic outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities given the headwinds discussed above. This has obviously not been true for long-term bonds, which have lost money as their interest rates increased almost to short-term rates.

This waning period of “yield curve inversion”—long-term interest rates lower than short-term rates—is unusual and, I think, about to end. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return.

Further, yield curve inversion is present only about 10% of the time. It’s unusual. This is a good time to think about what investments might benefit from the end of this era. Perhaps some bank stocks? This outlook is discussed in a recent podcast, The Compound and Friends, Episode 113, released on October 13, 2023.

My final thought is that, while I think the Fed won’t lower short-term interest rates for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing with VanEck. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended September 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

October 16, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, September 28, 2023, https://www.federalreserve.gov/releases/h41/20230928/
2	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/
3	https://www.vaneck.com/us/en/subscribe/
2

VANECK ETFs

MANAGEMENT DISCUSSION

September 30, 2023 (unaudited)

Market Review

Commodities

The VanEck Commodity Strategy ETF (PIT), launched on December 20, 2022, seeks to: (1) provide long-term capital appreciation by investing, primarily, in exchange-traded commodity futures contracts across the energy, precious metals, industrial metals, agriculture and livestock sectors; and (2) maximize risk-adjusted returns. The active investment strategy aims to outperform through commodity selection, roll yield enhancements, portfolio construction and risk management.

In the period since its launch on December 20, 2022 to September 30, 2023, the Fund gained 5.80% versus its benchmark, the Bloomberg Commodity Index Total Return, which lost 2.55%. The Fund outperformed due to good commodity selection (“allocation effect”), in the energy, agriculture, as well as industrial and precious metals segments of the portfolio. The selection effect, or placement on the futures curve, was a modest contributor to performance.

At the individual commodity level, the largest contributors to relative performance were underweight exposure and contract selection in natural gas, overweight exposure to sugar, and no exposure to wheat. The largest detractor from relative performance was underweight exposure to euro gas.

Durable High Dividend

The VanEck Durable High Dividend ETF (DURA) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Dividend Valuation IndexSM. The index is intended to track the overall performance of high dividend yielding U.S. companies with strong financial health and attractive valuations according to Morningstar.

The Fund gained 12.91% over the 12 month period under review. The Fund’s focus on high yielding companies with strong financial health proved beneficial as it faced both volatile and unsettled markets during the financial year.

The information technology sector was by far the greatest contributor to performance. It was followed by the healthcare and consumer staples sectors. The two sectors that detracted from performance during the period were utilities and communication services. The consumer discretionary sector, while contributing positively to performance, contributed the least.

Inflation Allocation

In its pursuit of long-term total return, the VanEck Inflation Allocation ETF (RAAX) seeks to maximize real returns, while seeking to reduce downside risk during sustained market declines. The Fund seeks to achieve this by allocating primarily to exchange-traded funds that provide exposure to real assets, which include commodities, real estate, natural resources, master limited partnerships (MLPs) and infrastructure. The Fund seeks to reduce downside risk by using a rules-based approach to determine when to allocate to cash and cash equivalents.

Over the 12 month period to September 30, 2023, the Fund gained 12.95%. The top performing segment of the portfolio was resource assets. This segment was led higher by its exposure to natural resource equities and commodities. The second highest performing segment of the portfolio was financial assets, as gold bullion and equities both generated solid returns during the period. Lastly, the income generating assets produced positive performance while experiencing dispersion across the sub-asset class mix. Specifically, infrastructure and MLPs both posted strong performance, while the negative impacts of higher interest rates and fears of an economic slowdown weighed heavily on publicly traded real estate.

Long/Flat Trend

The VanEck Long/Flat Trend ETF (LFEQ) gained 13.31% in the 12 month period ended September 30, 2023. The Fund takes a guided allocation approach designed to help investors manage risk in the U.S. equity market. The Fund seeks to track the Ned Davis Research CMG US Large Cap Long/Flat Index from Ned Davis

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VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

Research (NDR), a world-renowned provider of institutional quality research. It is a rules-based index that follows a proprietary model developed by NDR and CMG Capital Management Group, Inc. (CMG).

The model measures the overall health of the market through an evaluation of market breadth. In this case, market breadth refers to advancing and declining price trends and countertrends at the GICS®1 industry group level. The model computes a robust moving average score daily to capture multi-industry and multi-term trend and countertrend measures to gauge overall market health. It then calculates the score’s directional trend to see if it is improving or declining. Collectively, the score and its directional trend determine the equity allocation of either 100%, 50%, or 0%. At 0%, the allocation would be entirely to cash.

While over the 12 months ended September 30, 2023, the Fund (and model) was victim to a number of violent bear market rallies to the upside with big downside reversals and continuing volatility, it ended the period in positive territory.

The model (and Fund) entered 2023 with a 50/50 allocation to cash and equities after the model’s breadth2 score reached a low, which allowed for partial equity exposure. The beginning of 2023 started off strong as the market rallied the model and the Fund shifted to 100% equities as the breadth score moved back over the threshold of 50. However, broad markets became frothy causing the model’s breadth score to shift above and below the threshold of 50 triggering the Fund to shift subsequently between full equity and cash exposure four times and ending up 100% in equities in April of 2023 as markets stabilized. Most of this volatility was driven by continued concerns around interest rates, inflation and continued geopolitical risks.

Morningstar ESG Moat

The VanEck Morningstar ESG Moat ETF (MOTE) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Sustainability Moat Focus IndexSM. The index is a rules-based index intended to offer exposure to attractively priced U.S. companies with long-term competitive advantages, according to Morningstar, that have been screened for ESG risks.

Over the 12 month period to September 30, 2023, the Fund gained 16.97%. By far the largest positive contribution to performance came from the information technology sector. Thereafter, the financial and consumer discretionary sectors contributed the most. Only the materials and energy sectors detracted from performance. While still contributing positively, the consumer staples sector contributed the least positively to performance.

Morningstar Global Wide Moat

The VanEck Morningstar Global Wide Moat ETF (MOTG) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global Wide Moat Focus IndexSM. The index is intended to track the overall performance of global companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations according to Morningstar’s equity research team. The index contains at least 50 stocks that are reviewed each quarter.

Benefiting from its focus on MOAT-rated companies and valuations, the Fund was provided with resilience in global markets and the VanEck Morningstar Global Wide Moat ETF gained 14.14% for the 12 month period under review.

By far the largest positive contribution to performance came from the information technology sector. Thereafter, the industrial and healthcare sectors contributed the most. The three sectors that detracted from performance were: materials, utilities and consumer discretionary. Companies in the U.S. contributed the most to performance, while those from Japan detracted the most therefrom.

Morningstar International Moat

Launched over eight years ago as a means to capture moat-based opportunities abroad, the VanEck Morningstar International Moat ETF (MOTI) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Global ex-US Moat Focus IndexSM. The index is intended to track the overall performance of wide and narrow moat rated companies in developed and

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emerging markets outside the U.S. with sustainable competitive advantages at attractive prices according to Morningstar’s Equity Research team. The index contains at least 50 stocks that are reviewed each quarter.

As with the VanEck Morningstar Global Wide Moat ETF, its focus on MOAT-rated companies and valuations, provided the Fund with resilience in the period’s choppy and volatile markets and, for the 12 month period under review, the Fund gained 22.81%.

The three sectors providing the greatest positive contribution to performance were the financial, information technology and consumer discretionary sectors. While only the real estate sector detracted from performance, the materials and consumer staples sectors contributed the least. Companies in the Netherlands and U.K. contributed the most to performance. Those in Luxembourg and Israel detracted the most, but then only minimally.

Morningstar SMID Moat

Launched on October 4, 2022, the VanEck Morningstar SMID Moat ETF (SMOT) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® US Small-Mid Cap Moat Focus IndexSM. The index is intended to track the overall performance of small- and mid-cap companies with sustainable competitive advantages and attractive valuations according to Morningstar’s Equity Research team.

In the period it traded from inception to September 30, 2023 (just less than a year) the Fund gained 9.49%. The information technology, industrial and consumer discretionary sectors contributed the most to performance. Only two sectors detracted from performance: healthcare and utilities. The real estate sector contributed the least positively to performance.

Morningstar Wide Moat

The VanEck Morningstar Wide Moat ETF (MOAT) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM. The index targets U.S. companies with sustainable competitive advantages, i.e., “moats,” and attractive valuations in the view of Morningstar’s team of more than 100 equity analysts.3

According to the forward-looking process of Morningstar’s Equity Research team, companies with moats have the potential to create above-average returns for longer periods of time. The index’s approach to investing in U.S. companies with wide economic moats when they are attractively priced has resulted in long-term outperformance versus the broad U.S. equity market.4

The Fund gained 27.98% over the 12 month period under review, helped, not least, by its focus on valuations and MOAT-rated companies. The primary drivers of performance were the Fund’s exposure to the information technology, industrial and communication services sectors with the information technology contributing by far the most. Only three sectors, utilities, materials and consumer staples, detracted from performance and, then, only minimally.

Social Sentiment

The VanEck Social Sentiment ETF (BUZZ) provides exposure to U.S. large cap stocks with the highest degree of positive social sentiment and bullish investor perception, based on content aggregated from online sources including social media, news articles, blog posts and other alternative datasets. The Fund seeks to track, as closely as possible, before fees and expenses, the price and yield performance of the BUZZ NextGen AI US Sentiment Leaders Index.

The positive momentum associated with the strong market in 2023 had a generally positive effect on the Fund’s portfolio companies and the VanEck Social Sentiment ETF gained 21.46% over the 12 month period.

The primary driver of performance was the Fund’s exposure to the information technology sector. This was followed by its exposures to the communication services and financial sectors. The healthcare, materials and industrial sectors detracted the most from performance.

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VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

Returns based on NAV.

1Global Industry Classification Standard (GICS®) is a widely accepted equity securities classification system developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s.

2 The breadth score is the composite of Ned Davis’s underlying macro indicators that determine the health of the economy in a specific set of sectors. This overall score helps determine what the overall health of the market is.

3 Equity analysts referred to are part of Morningstar’s Equity Research group which consists of various wholly-owned subsidiaries of Morningstar, Inc., including but not limited to, Morningstar Research Services LLC.

4 Based on the Morningstar Wide Moat Focus Index versus the Morningstar U.S. Market Index (The index targets 97% of the market capitalization of the U.S. stock market) from the period 2/14/2007 (inception of the index) to 9/30/2023.

6

VANECK COMMODITY STRATEGY ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	BCOMTR[1]
Life*	5.79%	5.80%	(2.55)%

*	Inception of Fund: 12/20/22; First Day of Secondary Market Trading: 12/21/22.

[1]	The Bloomberg Commodity Index (BCOMTR) is the Fund’s broad-based benchmark index. BCOMTR is calculated on an excess return basis and reflects commodity futures price movements.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

7

VANECK DURABLE HIGH DIVIDEND ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSUSDVTU[1]	SPTR[2]
One Year	12.77%	12.91%	13.28%	21.62%
Life*	6.95%	6.97%	7.28%	11.93%

*	Inception of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/18.

[1]	Morningstar® US Dividend Valuation IndexSM (MSUSDVTU) is a rules-based index intended to offer exposure to companies that Morningstar determines have a high dividend yield, strong financial health and an attractive uncertainty-adjusted valuation.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

8

VANECK INFLATION ALLOCATION ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	BCOMTR[1]
One Year	13.14%	12.95%	(1.30)%
Five Year	3.74%	3.78%	6.13%
Life*	3.59%	3.61%	5.14%

*	Inception of Fund: 4/9/18; First Day of Secondary Market Trading: 4/10/18.

[1]	The Bloomberg Commodity Index (BCOMTR) is the Fund’s broad-based benchmark index. BCOMTR is calculated on an excess return basis and reflects commodity futures price movements.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

9

VANECK LONG/FLAT TREND ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	NDRCMGLF[1]	SPTR[2]
One Year	13.28%	13.31%	14.13%	21.62%
Five Year	7.19%	7.18%	7.88%	9.92%
Life*	8.18%	8.19%	8.89%	11.09%

*	Inception of Fund: 10/4/17; First Day of Secondary Market Trading: 10/5/17.

[1]	The Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) (NDRCMGLF) is a rules-based index that follows a proprietary model developed by Ned Davis Research, Inc. in conjunction with CMG Capital Management Group, Inc. To help limit potential loss associated with adverse market conditions, the model produces trade signals to dictate the NDR CMG Index’s equity allocation ranging from 100% fully invested (i.e., “long”) to 100% in cash (i.e., “flat”). When the NDR CMG Index is long, or 100% fully invested, it will be allocated to the S&P 500 Index. When the NDR CMG Index is flat, or 100% cash, it will be allocated to the Solactive 13-week U.S. T-bill Index.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

10

VANECK MORNINGSTAR ESG MOAT ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSUSSMGU[1]	SPTR[2]
One Year	16.93%	16.97%	17.54%	21.62%
Life*	(3.46)%	(3.47)%	(3.01)%	0.94%

*	Inception of Fund: 10/5/21; First Day of Secondary Market Trading: 10/6/21.

[1]	Morningstar® US Sustainability Moat Focus IndexSM (MSUSSMGU) is a rules-based index intended to provide exposure to companies that Morningstar determines are attractively valued and have long-term competitive advantages while excluding those companies with high environmental, social and governance (“ESG”) risks.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

11

VANECK MORNINGSTAR GLOBAL WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSGWMFNU[1]	SPTR[2]
One Year	14.11%	14.14%	14.31%	21.62%
Life*	8.25%	8.29%	8.59%	11.93%

*	Inception of Fund: 10/30/18; First Day of Secondary Market Trading: 10/31/18.

[1]	Morningstar® Global Wide Moat Focus IndexSM (MSGWMFNU) is a rules-based index intended to offer exposure to companies that Morningstar determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

12

VANECK MORNINGSTAR INTERNATIONAL MOAT ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MGEUMFUN[1]	SPTR[2]
One Year	23.53%	22.81%	22.94%	21.62%
Five Year	1.50%	1.42%	2.00%	9.92%
Life*	2.99%	3.00%	3.68%	11.13%

*	Inception of Fund: 7/13/15; First Day of Secondary Market Trading: 7/14/15.

[1]	Morningstar® Global ex-US Moat Focus IndexSM (MGEUMFUN) is a rules-based index intended to offer exposure to companies that Morningstar determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

13

VANECK MORNINGSTAR SMID MOAT ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSUMMFGU[1]	SPTR[2]
Life*	9.50%	9.49%	10.06%	15.02%

*	Inception of Fund: 10/4/22; First Day of Secondary Market Trading: 10/5/22.

[1]	Morningstar® US Small-Mid Cap Moat Focus IndexSM (MSUMMFGU) is a rules-based index intended to offer exposure to small- and mid-cap companies that Morningstar determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide and narrow moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

14

VANECK MORNINGSTAR WIDE MOAT ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MWMFTR[1]	SPTR[2]
One Year	28.00%	27.98%	28.61%	21.62%
Five Year	11.68%	11.68%	12.23%	9.92%
Ten Year	12.30%	12.32%	12.89%	11.91%

[1]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based index intended to offer exposure to companies that Morningstar determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

15

VANECK SOCIAL SENTIMENT ETF

PERFORMANCE COMPARISON

September 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	BUZZTR[1]	SPTR[2]
One Year	21.37%	21.46%	21.78%	21.62%
Life*	(16.99)%	(16.97)%	(16.68)%	5.69%

*	Inception of Fund: 3/2/21; First Day of Secondary Market Trading: 3/3/21.

[1]	The BUZZ NextGen AI US Sentiment Leaders Index (BUZZTR) is designed to track the performance of a subset of U.S. companies which are selected by analyzing data from online sources to identify those companies which rank highest in terms of bullish perception and breadth of discussion.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 17 for more information.

16

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects, if applicable, temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

MSUSDVTU, MSUSSMGU, MSGWMFNU, MGEUMFUN, MSUMMFGU, and MWMFTR are published by Morningstar. NDRCMGLF is published by Ned Davis Research, Inc. (“NDR”). BUZZTR is published by BUZZ Holdings ULC.

BCOMTR is a broad-based benchmark published by Bloomberg Index Services Ltd. (Bloomberg). SPTR is a broad-based benchmark published by S&P Dow Jones Indices (S&P).

Morningstar, NDR, BUZZ Holdings ULC, Bloomberg, and S&P are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

17

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2023 to September 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2023 - September 30, 2023(a)
Commodity Strategy ETF
Actual	$1,000.00	$1,091.80	0.55%	$2.88
Hypothetical (b)	$1,000.00	$1,022.31	0.55%	$2.79
Durable High Dividend ETF
Actual	$1,000.00	$982.60	0.30%	$1.49
Hypothetical (b)	$1,000.00	$1,023.56	0.30%	$1.52
Inflation Allocation ETF
Actual	$1,000.00	$1,002.90	0.42%	$2.11
Hypothetical (b)	$1,000.00	$1,022.96	0.42%	$2.13
Long/Flat Trend ETF
Actual	$1,000.00	$1,039.70	0.65%	$3.32
Hypothetical (b)	$1,000.00	$1,021.81	0.65%	$3.29
Morningstar ESG Moat ETF
Actual	$1,000.00	$985.10	0.49%	$2.44
Hypothetical (b)	$1,000.00	$1,022.61	0.49%	$2.48
Morningstar Global Wide Moat ETF
Actual	$1,000.00	$955.00	0.52%	$2.55
Hypothetical (b)	$1,000.00	$1,022.46	0.52%	$2.64
Morningstar International Moat ETF
Actual	$1,000.00	$937.70	0.59%	$2.87
Hypothetical (b)	$1,000.00	$1,022.11	0.59%	$2.99
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	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period April 1, 2023 - September 30, 2023(a)
Morningstar SMID Moat ETF
Actual	$1,000.00	$999.90	0.49%	$2.46
Hypothetical (b)	$1,000.00	$1,022.61	0.49%	$2.48
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,026.60	0.47%	$2.39
Hypothetical (b)	$1,000.00	$1,022.71	0.47%	$2.38
Social Sentiment ETF
Actual	$1,000.00	$1,033.00	0.75%	$3.82
Hypothetical (b)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses

19

VANECK COMMODITY STRATEGY ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

	Par (000’s	)	Value
Short-Term Investments: 94.3%
United States Treasury Obligations: 94.3%
United States Treasury Bill
5.23%, 10/17/23 (a)	$4,601		$4,590,902
5.30%, 10/24/23 (a)	4,714		4,698,815
	Par (000’s	)	Value
United States Treasury Obligations (continued)
5.33%, 11/07/23 (a)	$8,893		$8,846,123
5.35%, 12/05/23 (a)	6,880		6,815,034
			24,950,874
Total Short-Term Investments: 94.3% (Cost: $24,947,939)			24,950,874
Other assets less liabilities: 5.7%			1,504,087
NET ASSETS: 100.0%			$26,454,961

Footnotes:

(a)	All or a portion of these securities are held at the broker for futures collateral. Total value of securities held at the broker is $3,910,069.

Futures Contracts

Reference Entity	Type	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Brent Crude Oil	Long	39	12/28/23	$3,463,979	$41,863
Copper	Long	23	12/27/23	2,149,063	(35,853)
Corn	Long	37	09/13/24	931,013	(14,875)
Gasoline RBOB	Long	26	11/30/23	2,565,763	(142,978)
Gasoline RBOB	Long	8	09/30/24	749,314	(22,338)
Gold 100 OZ	Long	17	12/27/23	3,172,370	(130,955)
LME Zinc	Long	12	12/18/23	795,825	61,381
Natural Gas	Long	19	03/26/24	569,050	(32,916)
NY Harbor ULSD	Long	13	03/28/24	1,559,267	267,538
NY Harbor ULSD	Long	11	11/30/23	1,458,904	100,953
Soybean	Long	19	11/14/23	1,211,250	(29,795)
Soybean	Long	10	09/13/24	637,750	(6,548)
Soybean Meal	Long	7	03/14/24	262,500	(13,312)
Soybean Oil	Long	6	01/12/24	198,792	(24,420)
Sugar No. 11	Long	95	04/30/24	2,687,664	206,103
WTI Crude Oil	Long	41	11/20/23	3,640,799	596,593
Net unrealized appreciation/(depreciation) on futures contracts					$820,441

Summary of Investments by Sector	% of Investments	Value
Government	100.0%	$24,950,874

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$24,950,874	$—	$24,950,874

Other Financial Instruments:
Futures Contracts	$820,441	$—	$—	$820,441

See Notes to Financial Statements

20

VANECK DURABLE HIGH DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.4%
Banks: 5.1%
JPMorgan Chase & Co.	29,938	$4,341,609
Capital Goods: 5.5%
Emerson Electric Co.	6,549	632,437
General Dynamics Corp.	2,883	637,056
Honeywell International, Inc.	8,027	1,482,908
L3Harris Technologies, Inc.	2,734	476,044
Lockheed Martin Corp.	3,467	1,417,864
MSC Industrial Direct Co., Inc.	845	82,937
		4,729,246
Commercial & Professional Services: 0.7%
Paychex, Inc.	4,845	558,774
Consumer Durables & Apparel: 0.3%
Garmin Ltd.	2,328	244,906
Consumer Services: 4.2%
McDonald’s Corp.	8,737	2,301,675
Starbucks Corp.	13,725	1,252,681
Wendy’s Co.	3,975	81,130
		3,635,486
Consumer Staples Distribution & Retail: 0.7%
Albertsons Cos, Inc.	2,269	51,620
Sysco Corp.	7,890	521,134
		572,754
Energy: 7.3%
Chevron Corp.	26,014	4,386,481
Diamondback Energy, Inc.	4,331	670,785
Kinder Morgan, Inc.	71,786	1,190,212
		6,247,478
Financial Services: 4.9%
BlackRock, Inc.	2,305	1,490,159
CME Group, Inc.	7,384	1,478,424
Cohen & Steers, Inc.	481	30,154
Evercore, Inc.	408	56,255
Federated Hermes, Inc.	1,455	49,281
Franklin Resources, Inc.	7,036	172,945
Invesco Ltd.	12,353	179,366
T Rowe Price Group, Inc.	5,268	552,455
Western Union Co.	15,045	198,293
		4,207,332
Food, Beverage & Tobacco: 17.6%
Altria Group, Inc.	83,352	3,504,952
Campbell Soup Co.	3,908	160,541
Conagra Brands, Inc.	11,884	325,859
General Mills, Inc.	10,710	685,333
Hormel Foods Corp.	4,577	174,063
Kellogg Co.	5,550	330,280
Keurig Dr. Pepper, Inc.	11,029	348,186
Kraft Heinz Co.	21,212	713,572
Mondelez International, Inc.	16,266	1,128,860
PepsiCo, Inc.	20,638	3,496,903
Philip Morris International, Inc.	45,595	4,221,185
		15,089,734
Health Care Equipment & Services: 4.5%
Abbott Laboratories	18,484	1,790,175
Medtronic Plc	24,338	1,907,126
	Number of Shares	Value
Health Care Equipment & Services (continued)
Quest Diagnostics, Inc.	1,303	$158,784
		3,856,085
Household & Personal Products: 1.9%
Colgate-Palmolive Co.	11,804	839,382
Kimberly-Clark Corp.	6,740	814,529
		1,653,911
Insurance: 1.2%
American International Group, Inc.	8,745	529,947
Travelers Cos, Inc.	2,947	481,274
		1,011,221
Materials: 0.9%
Air Products and Chemicals, Inc.	2,759	781,901
Media & Entertainment: 2.9%
Comcast Corp.	56,396	2,500,599
Pharmaceuticals, Biotechnology & Life Sciences: 18.2%
Amgen, Inc.	9,705	2,608,316
Bristol-Myers Squibb Co.	43,006	2,496,068
Gilead Sciences, Inc.	26,892	2,015,286
Johnson & Johnson	27,403	4,268,017
Pfizer, Inc.	124,857	4,141,507
		15,529,194
Semiconductors & Semiconductor Equipment: 2.7%
Texas Instruments, Inc.	14,481	2,302,624
Technology Hardware & Equipment: 3.8%
Cisco Systems, Inc.	60,007	3,225,976
Transportation: 3.6%
Norfolk Southern Corp.	3,282	646,324
United Parcel Service, Inc.	15,481	2,413,024
		3,059,348
Utilities: 13.4%
Alliant Energy Corp.	4,895	237,163
Ameren Corp.	4,464	334,041
American Water Works Co., Inc.	2,116	262,024
CenterPoint Energy, Inc.	9,357	251,236
CMS Energy Corp.	5,539	294,176
DTE Energy Co.	4,134	410,424
Duke Energy Corp.	19,246	1,698,652
Essential Utilities, Inc.	4,281	146,967
Exelon Corp.	19,110	722,167
FirstEnergy Corp.	13,068	446,664
New Jersey Resources Corp.	1,948	79,147
NextEra Energy, Inc.	30,604	1,753,303
OGE Energy Corp.	5,386	179,515
Pinnacle West Capital Corp.	2,810	207,041
PPL Corp.	15,184	357,735
Public Service Enterprise Group, Inc.	10,099	574,734
Sempra	11,432	777,719
Southern Co.	24,596	1,591,853
WEC Energy Group, Inc.	6,382	514,070

See Notes to Financial Statements

21

VANECK DURABLE HIGH DIVIDEND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Utilities (continued)
Xcel Energy, Inc.	10,694	$611,911
		11,450,542
Total Common Stocks (Cost: $87,509,978)		84,998,720
Total Investments: 99.4% (Cost: $87,509,978)		84,998,720
Other assets less liabilities: 0.6%		546,505
NET ASSETS: 100.0%		$85,545,225

Summary of Investments by Sector	% of Investments	Value
Health Care	22.8%	$19,385,279
Consumer Staples	20.4	17,316,399
Utilities	13.5	11,450,542
Financials	11.2	9,560,162
Industrials	9.9	8,347,368
Energy	7.3	6,247,478
Information Technology	6.5	5,528,600
Consumer Discretionary	4.6	3,880,392
Communication Services	2.9	2,500,599
Materials	0.9	781,901
	100.0%	$84,998,720

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$84,998,720	$—	$—	$84,998,720

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

22

VANECK INFLATION ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
EXCHANGE TRADED FUNDS: 99.2% (a)
Energy Select Sector SPDR Fund	60,275	$5,448,257
Global X US Infrastructure Development ETF †	86,489	2,627,536
iShares Global Infrastructure ETF †	241,704	10,463,366
iShares Gold Strategy ETF	6,574	363,333
iShares Gold Trust	6,254	218,827
iShares MSCI Global Metals & Mining Producers ETF †	50,330	2,001,121
Nuveen Short-Term REIT ETF ‡	99,653	2,705,569
SPDR Gold MiniShares Trust	5,993	219,703
SPDR S&P Oil & Gas Exploration & Production ETF †	31,397	4,643,930
VanEck Agribusiness ETF † ‡	37,839	2,977,929
VanEck Commodity Strategy ETF ‡	397,929	21,047,500
VanEck Energy Income ETF † ‡	79,997	5,204,557
VanEck Gold Miners ETF ‡	191,680	5,158,109
	Number of Shares	Value
VanEck Merk Gold Trust	919,099	$16,442,681
VanEck Oil Services ETF † ‡	10,769	3,715,736
VanEck Steel ETF ‡	42,991	2,818,920
Vanguard Real Estate ETF †	52,378	3,962,920
Total Exchange Traded Funds (Cost: $93,042,853)		90,019,994

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN:13.2%
Money Market Fund: 13.2% (Cost: $11,948,436)
State Street Navigator Securities Lending Government Money Market Portfolio	11,948,436	11,948,436

Total Investments: 112.4% (Cost: $104,991,289)		101,968,430
Liabilities in excess of other assets: (12.4)%		(11,316,291)
NET ASSETS: 100.0%		$90,652,139

Footnotes:
(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https:// www.sec.gov.
†	Security fully or partially on loan. Total market value of securities on loan is $18,931,301.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Commodities Futures	23.4%	$21,047,500
Gold Bullion	19.2	17,244,544
Energy	11.8	10,652,814
Utilities	11.6	10,463,366
Oil Services	9.3	8,359,666
Real Estate Investment Trusts	7.4	6,668,489
Gold Mining	5.7	5,158,109
Agribusiness	3.3	2,977,929
Steel	3.2	2,818,920
Industrials	2.9	2,627,536
Global Metals and Mining	2.2	2,001,121
	100.0%	$90,019,994

See Notes to Financial Statements

23

VANECK INFLATION ALLOCATION ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Transactions in securities of affiliates for the period ended September 30, 2023 were as follows:

	Value 9/30/2022	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 9/30/2023	Dividend Income
Nuveen Short-Term REIT ETF	$–(a)	$2,692,684	$(1,125,249)	$(8,680)	$(185,828)	$2,705,569	$76,876
VanEck Agribusiness ETF	5,199,181	422,755	(2,700,051)	(251,569)	307,613	2,977,929	110,114
VanEck Commodity Strategy ETF	–	31,832,145	(11,926,025)	(19,337)	1,160,717	21,047,500	–
VanEck Energy Income ETF	7,942,124	663,520	(4,421,795)	106,796*	1,005,611†	5,204,557	164,166
VanEck Gold Miners ETF	5,563,085	4,163,947	(5,567,651)	(115,938)	1,114,666	5,158,109	141,516
VanEck Junior Gold Miners ETF	2,324,276	134,867	(3,071,072)	(616,038)	1,227,967	–	14,023
VanEck Mortgage REIT Income ETF	–	768,446	(642,631)	(124,092)‡	–	–	43,145
VanEck Oil Services ETF	3,715,395	851,924	(2,837,725)	324,150	1,661,992	3,715,736	43,218
VanEck Rare Earth/Strategic Metals ETF	2,488,401	129,208	(2,423,174)	(599,334)	404,899	–	34,512
VanEck Steel ETF	3,321,251	339,065	(1,980,850)	171,352	968,102	2,818,920	194,877
	$30,553,713	$41,998,561	$(36,696,223)	$(1,132,690)	$7,665,739	$43,628,320	$822,447

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
*	Includes Return of Capital distribution reclassification of $18,605.
†	Includes Return of Capital distribution reclassification of $73,094.
‡	Includes Return of Capital distribution reclassification of $1,723.

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$90,019,994	$—	$—	$90,019,994
Money Market Fund	11,948,436	—	—	11,948,436
Total Investments	$101,968,430	$—	$—	$101,968,430

See Notes to Financial Statements

24

VANECK LONG/FLAT TREND ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
EXCHANGE TRADED FUND: 99.9% (a) (Cost: $23,654,592)
Vanguard S&P 500 ETF	62,160	$24,410,232

Total Investments: 99.9% (Cost: $23,654,592)		24,410,232
Other assets less liabilities: 0.1%		18,736
NET ASSETS: 100.0%		$24,428,968

(a)	The underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www. sec.gov.

Summary of Investments by Sector	% of Investments	Value
Exchanged Traded Fund	100.0%	$24,410,232

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$24,410,232	$—	$—	$24,410,232

See Notes to Financial Statements

25

VANECK MORNINGSTAR ESG MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.1%
Automobiles & Components: 1.2%
Harley-Davidson, Inc.	2,321	$76,732
Banks: 1.0%
Bank of America Corp.	2,384	65,274
Capital Goods: 7.5%
Allegion Plc	1,440	150,048
Emerson Electric Co.	786	75,904
Masco Corp.	1,555	83,115
Rockwell Automation, Inc.	568	162,374
		471,441
Consumer Discretionary Distribution & Retail: 4.2%
Etsy, Inc. *	937	60,511
Lowe’s Companies, Inc.	388	80,642
MercadoLibre, Inc. *	94	119,181
		260,334
Consumer Durables & Apparel: 2.3%
Polaris, Inc.	1,422	148,087
Consumer Services: 2.3%
Starbucks Corp.	774	70,643
Yum! Brands, Inc.	619	77,338
		147,981
Energy: 1.5%
Cheniere Energy, Inc.	565	93,767
Financial Services: 19.3%
American Express Co.	522	77,877
BlackRock, Inc.	231	149,339
CME Group, Inc.	899	179,998
Intercontinental Exchange, Inc.	1,514	166,570
MarketAxess Holdings, Inc.	570	121,775
Mastercard, Inc.	221	87,496
Northern Trust Corp.	874	60,726
State Street Corp.	2,075	138,942
The Bank of New York Mellon Corp.	1,717	73,230
Tradeweb Markets, Inc.	1,185	95,037
Western Union Co.	5,579	73,531
		1,224,521
Food, Beverage & Tobacco: 8.5%
Brown-Forman Corp.	1,266	73,036
Campbell Soup Co.	1,780	73,122
Constellation Brands, Inc.	665	167,134
Kellogg Co.	2,312	137,587
Mondelez International, Inc.	1,169	81,129
		532,008
Health Care Equipment & Services: 4.7%
Medtronic Plc	1,002	78,517
Veeva Systems, Inc. *	434	88,297
Zimmer Biomet Holdings, Inc.	1,210	135,786
		302,600
Household & Personal Products: 2.9%
Clorox Co.	1,056	138,399
Estee Lauder Cos, Inc.	321	46,401
		184,800
Materials: 2.0%
Ecolab, Inc.	468	79,279
	Number of Shares	Value
Materials (continued)
International Flavors & Fragrances, Inc.	736	$50,173
		129,452
Media & Entertainment: 6.4%
Alphabet, Inc. *	669	87,545
Comcast Corp.	4,194	185,963
John Wiley & Sons, Inc.	1,893	70,363
Walt Disney Co. *	886	71,810
		415,681
Pharmaceuticals, Biotechnology & Life Sciences: 6.0%
Agilent Technologies, Inc.	703	78,609
Biogen, Inc. *	532	136,729
Gilead Sciences, Inc.	1,078	80,785
Thermo Fisher Scientific, Inc.	157	79,469
		375,592
Semiconductors & Semiconductor Equipment: 6.6%
Analog Devices, Inc.	451	78,966
Applied Materials, Inc.	722	99,961
KLA Corp.	197	90,356
Monolithic Power Systems, Inc.	166	76,692
Teradyne, Inc.	787	79,062
		425,037
Software & Services: 18.9%
Autodesk, Inc. *	817	169,045
Blackbaud, Inc. *	1,321	92,893
Fortinet, Inc. *	1,522	89,311
Guidewire Software, Inc. *	1,132	101,880
Intuit, Inc.	195	99,633
Microsoft Corp.	321	101,356
Palo Alto Networks, Inc. *	525	123,081
Roper Technologies, Inc.	181	87,655
Salesforce, Inc. *	399	80,909
ServiceNow, Inc. *	155	86,639
Tyler Technologies, Inc. *	211	81,476
VeriSign, Inc. *	386	78,177
		1,192,055
Technology Hardware & Equipment: 3.7%
Cisco Systems, Inc.	3,243	174,344
Keysight Technologies, Inc. *	508	67,213
		241,557
Transportation: 1.1%
CH Robinson Worldwide, Inc.	806	69,421
Total Common Stocks (Cost: $6,438,008)		6,356,340
Total Investments: 100.1% (Cost: $6,438,008)		6,356,340
Liabilities in excess of other assets: (0.1)%		(7,450)
NET ASSETS: 100.0%		$6,348,890

See Notes to Financial Statements

26

Footnotes:
*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Information Technology	29.3%	$1,858,648
Financials	20.3	1,289,795
Consumer Staples	11.3	716,808
Health Care	10.7	678,193
Consumer Discretionary	9.9	633,134
Industrials	8.5	540,862
Communication Services	6.5	415,681
Materials	2.0	129,452
Energy	1.5	93,767
	100.0%	$6,356,340

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$6,356,340	$—	$—	$6,356,340

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

27

VANECK MORNINGSTAR GLOBAL WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 2.1%
ANZ Group Holdings Ltd.	11,534	$189,898
Westpac Banking Corp.	13,640	185,082
		374,980
Belgium: 2.0%
Anheuser-Busch InBev SA	6,514	361,623
Brazil: 1.9%
Ambev SA *	126,900	332,386
China: 6.0%
Alibaba Group Holding Ltd. (HKD) *	15,700	170,203
Baidu, Inc. (HKD) *	10,350	174,177
Tencent Holdings Ltd. (HKD)	8,500	329,455
Yum China Holdings, Inc. (USD)	6,812	379,565
		1,053,400
Denmark: 1.0%
Chr. Hansen Holding A/S	2,763	169,291
France: 6.3%
Airbus SE	2,619	351,046
Safran SA	2,420	379,774
Sanofi	3,595	386,562
		1,117,382
Germany: 1.8%
Bayer AG	3,433	165,102
GEA Group AG	4,335	159,990
		325,092
Japan: 1.9%
Daifuku Co. Ltd.	9,700	183,367
Nabtesco Corp.	8,100	145,972
		329,339
Netherlands: 1.8%
ASML Holding NV	545	321,324
Singapore: 2.1%
Singapore Exchange Ltd.	52,600	374,773
Sweden: 4.0%
Assa Abloy AB	16,506	360,677
Elekta AB †	51,553	352,090
		712,767
Switzerland: 1.8%
Barry Callebaut AG	97	154,346
Roche Holding AG	617	168,543
		322,889
Taiwan: 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	21,000	342,431
United Kingdom: 9.0%
British American Tobacco Plc	5,816	182,682
Experian Plc	10,261	335,736
GSK Plc	10,718	194,001
Imperial Brands Plc	17,055	346,112
London Stock Exchange Group Plc	3,483	349,215
Unilever Plc	3,706	183,392
		1,591,138
	Number of Shares	Value
United States: 56.5%
Agilent Technologies, Inc.	3,150	$352,233
Allegion Plc	3,352	349,278
Alphabet, Inc. *	1,562	204,403
Berkshire Hathaway, Inc. *	563	197,219
Biogen, Inc. *	699	179,650
BlackRock, Inc.	538	347,812
BRP, Inc. (CAD)	2,469	187,750
Comcast Corp.	8,701	385,802
Constellation Brands, Inc.	1,484	372,974
Corteva, Inc.	3,369	172,358
Ecolab, Inc.	2,067	350,150
Emerson Electric Co.	4,036	389,756
Equifax, Inc.	1,734	317,634
Etsy, Inc. *	2,022	130,581
Fortinet, Inc. *	2,961	173,751
Gilead Sciences, Inc.	4,935	369,829
Guidewire Software, Inc. *	2,639	237,510
Harley-Davidson, Inc.	5,391	178,226
Intercontinental Exchange, Inc.	1,726	189,894
Kellogg Co.	2,891	172,043
MarketAxess Holdings, Inc.	1,535	327,937
Masco Corp.	3,195	170,773
Medtronic Plc	2,283	178,896
Microchip Technology, Inc.	2,274	177,486
NIKE, Inc.	3,524	336,965
Philip Morris International, Inc.	1,970	182,383
Polaris, Inc.	3,304	344,079
Rockwell Automation, Inc.	599	171,236
Roper Technologies, Inc.	372	180,152
RTX Corp.	2,207	158,838
State Street Corp.	5,236	350,603
Teradyne, Inc.	3,483	349,902
The Bank of New York Mellon Corp.	8,453	360,520
Tradeweb Markets, Inc.	2,724	218,465
Tyler Technologies, Inc. *	487	188,050
Veeva Systems, Inc. *	944	192,057
Walt Disney Co. *	2,098	170,043
Wells Fargo & Co.	9,080	371,009
Zimmer Biomet Holdings, Inc.	2,776	311,523
		9,999,770
Total Common Stocks (Cost: $17,766,155)		17,728,585
Total Investments: 100.1% (Cost: $17,766,155)		17,728,585
Liabilities in excess of other assets: (0.1)%		(15,580)
NET ASSETS: 100.0%		$17,713,005

See Notes to Financial Statements

28

Definitions:

CAD	Canadian Dollar
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $176,506.

Summary of Investments by Sector	% of Investments	Value
Industrials	19.6%	$3,474,078
Financials	19.5	3,462,426
Health Care	16.1	2,850,484
Consumer Staples	12.9	2,287,942
Information Technology	11.1	1,970,607
Consumer Discretionary	9.8	1,727,367
Communication Services	7.1	1,263,882
Materials	3.9	691,799
	100.0%	$17,728,585

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$374,980	$—	$374,980
Belgium	—	361,623	—	361,623
Brazil	332,386	—	—	332,386
China	379,565	673,835	—	1,053,400
Denmark	—	169,291	—	169,291
France	—	1,117,382	—	1,117,382
Germany	—	325,092	—	325,092
Japan	—	329,339	—	329,339
Netherlands	—	321,324	—	321,324
Singapore	—	374,773	—	374,773
Sweden	—	712,767	—	712,767
Switzerland	—	322,889	—	322,889
Taiwan	—	342,431	—	342,431
United Kingdom	—	1,591,138	—	1,591,138
United States	9,999,770	—	—	9,999,770
Total Investments	$10,711,721	$7,016,864	$—	$17,728,585

See Notes to Financial Statements

29

VANECK MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 3.0%
AGL Energy Ltd. †	347,635	$2,397,076
Aurizon Holdings Ltd. †	1,029,823	2,311,374
WiseTech Global Ltd. †	52,872	2,203,098
		6,911,548
Belgium: 2.0%
Anheuser-Busch InBev SA	84,422	4,686,670
Brazil: 0.9%
Ambev SA *	836,400	2,190,762
China: 22.8%
Alibaba Group Holding Ltd. (HKD) *	199,800	2,166,019
Alibaba Health Information Technology Ltd. (HKD) *	3,974,000	2,455,059
ANTA Sports Products Ltd. (HKD)	422,000	4,721,357
ASMPT Ltd. (HKD)	237,100	2,112,233
Beijing Enterprises Holdings Ltd. (HKD)	637,500	2,192,416
China Education Group Holdings Ltd. (HKD)	5,623,000	4,556,227
China Merchants Bank Co. Ltd.	515,700	2,351,825
CSPC Pharmaceutical Group Ltd. (HKD)	2,830,000	2,069,464
NetEase, Inc. (HKD)	246,000	4,932,038
PDD Holdings, Inc. (ADR) *	31,337	3,073,220
Shanghai Pharmaceuticals Holding Co. Ltd.	825,700	2,050,749
Shenzhou International Group Holdings Ltd. (HKD)	239,400	2,276,342
Sino Biopharmaceutical Ltd. (HKD)	5,117,000	1,841,667
SJM Holdings Ltd. (HKD) * †	11,430,000	4,479,310
Tencent Holdings Ltd. (HKD)	110,700	4,290,674
Wharf Real Estate Investment Co. Ltd. (HKD)	571,000	2,200,344
Yum China Holdings, Inc. (USD)	88,256	4,917,624
		52,686,568
Denmark: 2.4%
Pandora A/S	52,860	5,463,401
France: 4.6%
Accor SA	69,974	2,356,873
Alstom SA	174,694	4,157,876
Eurofins Scientific SE	39,795	2,245,915
Worldline SA 144A *	67,234	1,890,021
		10,650,685
Germany: 12.6%
BASF SE	98,405	4,460,616
Bayer AG	43,797	2,106,308
Bayerische Motoren Werke AG	43,458	4,420,166
Continental AG	64,341	4,527,145
Delivery Hero SE 144A *	64,911	1,856,064
Fresenius Medical Care AG & Co. KGaA	53,959	2,323,094
	Number of Shares	Value
Germany (continued)
Fresenius SE & Co. KGaA	169,171	$5,261,943
Infineon Technologies AG	126,477	4,194,955
		29,150,291
Israel: 0.9%
Nice Ltd. *	12,136	2,073,871
Japan: 3.3%
Kao Corp.	129,700	4,814,257
MEIJI Holdings Co. Ltd.	109,900	2,735,396
		7,549,653
Luxembourg: 2.0%
Millicom International Cellular SA (SEK) (SDR) *	301,634	4,702,270
Netherlands: 8.3%
ABN AMRO Bank NV 144A	163,812	2,318,366
Akzo Nobel NV	31,858	2,300,170
ING Groep NV	359,200	4,740,997
STMicroelectronics NV †	102,493	4,426,082
Universal Music Group NV	207,545	5,423,814
		19,209,429
Singapore: 2.2%
Oversea-Chinese Banking Corp. Ltd.	266,700	2,498,029
United Overseas Bank Ltd.	120,400	2,511,561
		5,009,590
South Korea: 5.2%
KT Corp.	203,297	5,005,962
Samsung Electro-Mechanics Co. Ltd.	44,528	4,524,682
SK Telecom Co. Ltd.	65,567	2,525,906
		12,056,550
Spain: 3.2%
Banco Bilbao Vizcaya Argentaria SA	345,751	2,802,108
Banco Santander SA	644,287	2,456,970
Cellnex Telecom SA 144A *	62,484	2,176,402
		7,435,480
Sweden: 2.0%
Elekta AB †	667,696	4,560,139
Switzerland: 4.7%
Dufry AG *	111,584	4,238,936
Roche Holding AG	16,437	4,490,016
Swatch Group AG	8,499	2,178,089
		10,907,041
Taiwan: 4.9%
MediaTek, Inc.	209,000	4,778,337
Sino-American Silicon Products, Inc.	474,000	2,311,667
Taiwan Semiconductor Manufacturing Co. Ltd.	269,000	4,386,377
		11,476,381
United Kingdom: 13.9%
Admiral Group Plc	90,383	2,612,998
British American Tobacco Plc	76,587	2,405,617
GSK Plc	136,706	2,474,442
HSBC Holdings Plc	323,875	2,535,380
Imperial Brands Plc	221,099	4,486,958
Lloyds Banking Group Plc	8,945,628	4,809,101

See Notes to Financial Statements

30

	Number of Shares	Value
United Kingdom (continued)
Smith & Nephew Plc	336,522	$4,177,967
Swire Properties Ltd. (HKD)	2,104,200	4,375,642
WPP Plc	472,137	4,207,966
		32,086,071
United States: 1.0%
BRP, Inc. (CAD) †	31,154	2,369,040
Total Common Stocks (Cost: $243,136,191)		231,175,440
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.2%
Money Market Fund: 2.2% (Cost: $5,019,136)
State Street Navigator Securities Lending Government Money Market Portfolio	5,019,136	$5,019,136
Total Investments: 102.1% (Cost: $248,155,327)		236,194,576
Liabilities in excess of other assets: (2.1)%		(4,837,100)
NET ASSETS: 100.0%		$231,357,476

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
HKD	Hong Kong Dollar
SDR	Swedish Depositary Receipt
SEK	Swedish Krona
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $13,990,964.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $8,240,853, or 3.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	23.3%	$53,599,813
Health Care	14.5	33,601,703
Communication Services	14.4	33,265,032
Financials	13.6	31,527,356
Information Technology	13.4	31,011,301
Consumer Staples	10.3	23,774,719
Materials	2.9	6,760,787
Real Estate	2.8	6,575,986
Industrials	2.8	6,469,250
Utilities	2.0	4,589,493
	100.0%	$231,175,440

See Notes to Financial Statements

31

VANECK MORNINGSTAR INTERNATIONAL MOAT ETF

SCHEDULE OF INVESMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$6,911,548	$—	$6,911,548
Belgium	—	4,686,670	—	4,686,670
Brazil	2,190,762	—	—	2,190,762
China	7,990,844	44,695,724	—	52,686,568
Denmark	—	5,463,401	—	5,463,401
France	—	10,650,685	—	10,650,685
Germany	—	29,150,291	—	29,150,291
Israel	—	2,073,871	—	2,073,871
Japan	—	7,549,653	—	7,549,653
Luxembourg	4,702,270	—	—	4,702,270
Netherlands	—	19,209,429	—	19,209,429
Singapore	—	5,009,590	—	5,009,590
South Korea	—	12,056,550	—	12,056,550
Spain	—	7,435,480	—	7,435,480
Sweden	—	4,560,139	—	4,560,139
Switzerland	—	10,907,041	—	10,907,041
Taiwan	—	11,476,381	—	11,476,381
United Kingdom	—	32,086,071	—	32,086,071
United States	2,369,040	—	—	2,369,040
Money Market Fund	5,019,136	—	—	5,019,136
Total Investments	$22,272,052	$213,922,524	$—	$236,194,576

See Notes to Financial Statements

32

VANECK MORNINGSTAR SMID MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Automobiles & Components: 6.8%
Adient Plc *	66,967	$2,457,689
Aptiv Plc *	25,575	2,521,439
BorgWarner, Inc.	58,776	2,372,787
Gentex Corp.	86,076	2,800,913
Harley-Davidson, Inc.	74,146	2,451,267
		12,604,095
Capital Goods: 10.1%
Allegion Plc	23,194	2,416,815
Allison Transmission Holdings, Inc.	24,003	1,417,617
Dover Corp.	17,800	2,483,278
Fortive Corp.	34,711	2,574,168
Fortune Brands Innovations, Inc.	19,531	1,214,047
ITT, Inc.	14,483	1,418,031
Masco Corp.	45,719	2,443,681
Sensata Technologies Holding Plc	62,685	2,370,747
WESCO International, Inc.	15,871	2,282,567
		18,620,951
Commercial & Professional Services: 7.3%
Broadridge Financial Solutions, Inc.	8,167	1,462,301
Ceridian HCM Holding, Inc. *	19,070	1,293,900
Equifax, Inc.	12,001	2,198,343
Paycom Software, Inc.	4,070	1,055,229
Robert Half, Inc.	17,974	1,317,135
SS&C Technologies Holdings, Inc.	44,919	2,360,044
Stericycle, Inc. *	27,515	1,230,196
TransUnion	32,772	2,352,702
		13,269,850
Consumer Discretionary Distribution & Retail: 9.3%
Asbury Automotive Group, Inc. *	11,673	2,685,607
Bath & Body Works, Inc.	68,329	2,309,520
Best Buy Co., Inc.	33,910	2,355,728
Burlington Stores, Inc. *	8,606	1,164,392
CarMax, Inc. *	15,924	1,126,305
eBay, Inc.	58,324	2,571,505
Etsy, Inc. *	13,720	886,038
Lithia Motors, Inc.	4,274	1,262,240
Williams-Sonoma, Inc. †	19,863	3,086,709
		17,448,044
Consumer Durables & Apparel: 5.8%
Brunswick Corp.	16,752	1,323,408
Garmin Ltd.	24,909	2,620,427
Hasbro, Inc.	17,809	1,177,887
Polaris, Inc.	22,866	2,381,265
Ralph Lauren Corp.	11,035	1,281,053
Tapestry, Inc.	70,112	2,015,720
		10,799,760
Consumer Services: 3.6%
Domino’s Pizza, Inc.	3,967	1,502,660
DoorDash, Inc. *	33,661	2,675,040
Expedia Group, Inc. *	11,981	1,234,882
	Number of Shares	Value
Consumer Services (continued)
Wynn Resorts Ltd.	13,553	$1,252,433
		6,665,015
Consumer Staples Distribution & Retail: 0.7%
The Kroger Co.	28,757	1,286,876
Energy: 2.9%
Equitrans Midstream Corp.	279,782	2,621,557
HF Sinclair Corp.	50,857	2,895,288
		5,516,845
Financial Services: 11.4%
Capital One Financial Corp.	24,613	2,388,692
Discover Financial Services	25,470	2,206,466
Evercore, Inc.	19,978	2,754,567
Global Payments, Inc.	10,198	1,176,747
Interactive Brokers Group, Inc.	13,910	1,204,050
LPL Financial Holdings, Inc.	6,176	1,467,726
MarketAxess Holdings, Inc.	10,625	2,269,925
SEI Investments Co.	43,386	2,613,139
The Bank of New York Mellon Corp.	58,443	2,492,594
Tradeweb Markets, Inc.	18,488	1,482,738
Western Union Co.	102,657	1,353,019
		21,409,663
Food, Beverage & Tobacco: 3.4%
Boston Beer Co., Inc. *	7,451	2,902,387
Ingredion, Inc.	25,098	2,469,643
Kellogg Co.	19,618	1,167,467
		6,539,497
Health Care Equipment & Services: 4.9%
DaVita, Inc. *	26,116	2,468,745
Laboratory Corp. of America Holdings	5,530	1,111,807
ResMed, Inc.	5,944	878,939
Veeva Systems, Inc. *	12,245	2,491,245
Zimmer Biomet Holdings, Inc.	19,225	2,157,430
		9,108,166
Materials: 6.4%
Celanese Corp.	10,230	1,284,070
Dow, Inc.	23,656	1,219,703
DuPont de Nemours, Inc.	35,637	2,658,164
Eastman Chemical Co.	15,701	1,204,581
FMC Corp.	12,211	817,771
LyondellBasell Industries NV	26,954	2,552,544
O-I Glass, Inc. *	129,826	2,171,989
		11,908,822
Media & Entertainment: 8.1%
Electronic Arts, Inc.	10,741	1,293,216
Fox Corp.	79,992	2,495,750
Live Nation Entertainment, Inc. *	30,857	2,562,365
Omnicom Group, Inc.	16,199	1,206,502
Pinterest, Inc. *	100,191	2,708,163
Roblox Corp. * †	31,067	899,700
Take-Two Interactive Software, Inc. *	9,369	1,315,314
Warner Music Group Corp.	85,923	2,697,982
		15,178,992

See Notes to Financial Statements

33

VANECK MORNINGSTAR SMID MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences: 6.5%
Agilent Technologies, Inc.	21,786	$2,436,111
Charles River Laboratories International, Inc. *	12,524	2,454,453
Illumina, Inc. *	6,277	861,707
Incyte Corp. *	41,089	2,373,712
Ionis Pharmaceuticals, Inc. *	63,891	2,898,095
IQVIA Holdings, Inc. *	6,059	1,192,108
		12,216,186
Real Estate Management & Development: 0.7%
CBRE Group, Inc. *	16,673	1,231,468
Semiconductors & Semiconductor Equipment: 4.6%
Microchip Technology, Inc.	31,279	2,441,326
NXP Semiconductors N.V.	6,547	1,308,876
Skyworks Solutions, Inc.	24,426	2,408,159
Teradyne, Inc.	24,091	2,420,182
		8,578,543
Software & Services: 2.1%
Cognizant Technology
Solutions Corp.	38,044	2,577,101
Tyler Technologies, Inc. *	3,326	1,284,302
		3,861,403
	Number of Shares	Value
Technology Hardware & Equipment: 4.6%
Corning, Inc.	77,315	$2,355,788
F5, Inc. *	8,574	1,381,614
Littelfuse, Inc.	9,726	2,405,434
Vontier Corp.	42,096	1,301,608
Zebra Technologies Corp. *	4,766	1,127,302
		8,571,746
Utilities: 0.7%
NiSource, Inc.	49,360	1,218,205
Total Common Stocks (Cost: $192,837,583)		186,034,127

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1%
Money Market Fund: 0.1% (Cost: $106,378)
State Street Navigator Securities Lending Government Money Market Portfolio	106,378	106,378
Total Investments: 100.0% (Cost: $192,943,961)		186,140,505
Other assets less liabilities: 0.0%		28,288
NET ASSETS: 100.0%		$186,168,793

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,770,577.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	25.6%	$47,516,915
Industrials	17.1	31,890,799
Financials	11.5	21,409,662
Health Care	11.5	21,324,352
Information Technology	11.3	21,011,692
Communication Services	8.1	15,178,993
Materials	6.4	11,908,821
Consumer Staples	4.2	7,826,374
Energy	3.0	5,516,846
Real Estate	0.7	1,231,468
Utilities	0.6	1,218,205
	100.0%	$186,034,127

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$186,034,127	$—	$—	$186,034,127
Money Market Fund	106,378	—	—	106,378
Total Investments	$186,140,505	$—	$—	$186,140,505

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

34

VANECK MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Banks: 6.4%
Bank of America Corp.	4,809,789	$131,692,023
US Bancorp	8,083,941	267,255,089
Wells Fargo & Co.	6,755,544	276,031,528
		674,978,640
Capital Goods: 11.2%
3M Co.	2,653,930	248,460,927
Allegion Plc	2,495,245	260,004,529
Emerson Electric Co.	1,578,886	152,473,021
Honeywell International, Inc.	759,299	140,272,897
Masco Corp.	4,918,263	262,881,157
RTX Corp.	1,677,634	120,739,319
		1,184,831,850
Commercial & Professional Services: 4.6%
Equifax, Inc.	1,291,223	236,526,229
TransUnion	3,525,665	253,107,491
		489,633,720
Consumer Discretionary Distribution & Retail: 3.3%
Amazon.com, Inc. *	1,035,031	131,573,141
Etsy, Inc. *	3,398,297	219,462,020
		351,035,161
Consumer Durables & Apparel: 3.5%
NIKE, Inc.	2,624,980	251,000,587
Polaris, Inc.	1,166,413	121,470,250
		372,470,837
Consumer Services: 1.5%
Domino’s Pizza, Inc.	425,742	161,266,812
Financial Services: 12.8%
Berkshire Hathaway, Inc. *	409,852	143,571,156
BlackRock, Inc.	201,816	130,472,026
Charles Schwab Corp.	5,023,632	275,797,397
Intercontinental Exchange, Inc.	2,490,190	273,970,704
MarketAxess Holdings, Inc.	1,142,999	244,190,306
The Bank of New York Mellon Corp.	3,152,130	134,438,344
Tradeweb Markets, Inc.	1,983,200	159,052,640
		1,361,492,573
Food, Beverage & Tobacco: 3.8%
Campbell Soup Co.	3,408,751	140,031,491
Kellogg Co.	4,467,289	265,848,369
		405,879,860
Health Care Equipment & Services: 7.1%
Medtronic Plc	3,286,527	257,532,256
	Number of Shares	Value
Health Care Equipment & Services (continued)
Veeva Systems, Inc. *	1,316,991	$267,941,819
Zimmer Biomet Holdings, Inc.	2,069,302	232,217,070
		757,691,145
Household & Personal Products: 2.2%
Estee Lauder Cos, Inc.	1,596,451	230,766,992
Materials: 7.3%
Corteva, Inc.	5,227,338	267,430,612
Ecolab, Inc.	1,537,608	260,470,795
International Flavors & Fragrances, Inc.	3,698,650	252,136,971
		780,038,378
Media & Entertainment: 7.9%
Alphabet, Inc. *	2,179,143	285,162,653
Comcast Corp.	6,467,154	286,753,608
Walt Disney Co. *	3,257,482	264,018,916
		835,935,177
Pharmaceuticals, Biotechnology & Life Sciences: 12.8%
Agilent Technologies, Inc.	2,344,127	262,120,281
Amgen, Inc.	617,958	166,082,392
Biogen, Inc. *	1,003,462	257,899,769
Gilead Sciences, Inc.	3,673,166	275,267,060
Pfizer, Inc.	7,651,160	253,788,977
Waters Corp. *	523,417	143,526,176
		1,358,684,655
Semiconductors & Semiconductor Equipment: 3.7%
Microchip Technology, Inc.	1,728,337	134,896,703
Teradyne, Inc.	2,591,973	260,389,607
		395,286,310
Software & Services: 10.5%
Fortinet, Inc. *	2,251,318	132,107,340
Guidewire Software, Inc. *	1,921,847	172,966,230
Microsoft Corp.	420,859	132,886,229
Roper Technologies, Inc.	283,025	137,063,347
Salesforce, Inc. *	1,280,453	259,650,260
Tyler Technologies, Inc. *	713,284	275,427,484
		1,110,100,890
Technology Hardware & Equipment: 1.3%
Keysight Technologies, Inc. *	1,045,674	138,353,127
Total Common Stocks (Cost: $10,972,533,574)		10,608,446,127
Total Investments: 99.9% (Cost: $10,972,533,574)		10,608,446,127
Other assets less liabilities: 0.1%		9,148,471
NET ASSETS: 100.0%		$10,617,594,598

Footnotes:

*	Non-income producing

See Notes to Financial Statements

35

VANECK MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Health Care	19.9%	$2,116,375,800
Financials	19.2	2,036,471,213
Industrials	15.8	1,674,465,570
Information Technology	15.5	1,643,740,327
Consumer Discretionary	8.3	884,772,810
Communication Services	7.9	835,935,177
Materials	7.4	780,038,378
Consumer Staples	6.0	636,646,852
	100.0%	$10,608,446,127

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$10,608,446,127	$—	$—	$10,608,446,127

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

36

VANECK SOCIAL SENTIMENT ETF

SCHEDULE OF INVESTMENTS

September 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.4%
Automobiles & Components: 10.4%
Ford Motor Co.	71,784	$891,557
General Motors Co.	19,054	628,210
Lucid Group, Inc. * †	266,117	1,487,594
Rivian Automotive, Inc. * †	48,074	1,167,237
Tesla, Inc. *	6,380	1,596,404
		5,771,002
Banks: 3.4%
Bank of America Corp.	18,248	499,630
Citigroup, Inc.	10,201	419,567
JPMorgan Chase & Co.	3,846	557,747
NU Holdings Ltd. *	50,665	367,321
		1,844,265
Capital Goods: 3.6%
3M Co.	3,070	287,413
Boeing Co. *	3,069	588,266
Plug Power, Inc. * †	91,608	696,221
RTX Corp.	5,526	397,706
		1,969,606
Consumer Discretionary Distribution & Retail: 6.4%
Amazon.com, Inc. *	12,169	1,546,923
Chewy, Inc. *	20,509	374,494
GameStop Corp. *	96,074	1,581,378
		3,502,795
Consumer Durables & Apparel: 0.7%
NIKE, Inc.	3,781	361,539
Consumer Services: 3.2%
Airbnb, Inc. *	3,150	432,212
Carnival Corp. *	30,643	420,422
DraftKings, Inc. *	30,642	902,100
		1,754,734
Consumer Staples Distribution & Retail: 4.9%
Dollar General Corp.	3,728	394,422
Target Corp.	9,052	1,000,880
Walgreens Boots Alliance, Inc.	17,609	391,624
Walmart, Inc.	5,555	888,411
		2,675,337
Energy: 2.4%
Exxon Mobil Corp.	4,522	531,697
Occidental Petroleum Corp.	6,625	429,830
Transocean Ltd. *	39,098	320,995
		1,282,522
Financial Services: 12.5%
Block, Inc. *	12,027	532,315
Charles Schwab Corp.	5,836	320,396
Coinbase Global, Inc. *	20,600	1,546,648
Goldman Sachs Group, Inc.	1,232	398,638
PayPal Holdings, Inc. *	27,328	1,597,595
Robinhood Markets, Inc. *	64,181	629,616
SoFi Technologies, Inc. * †	194,590	1,554,774
Visa, Inc.	1,529	351,685
		6,931,667
Health Care Equipment & Services: 0.7%
CVS Health Corp.	5,547	387,292
Media & Entertainment: 14.9%
Alphabet, Inc. *	11,514	1,506,722
	Number of Shares	Value
Media & Entertainment (continued)
Meta Platforms, Inc. *	5,477	$1,644,250
Netflix, Inc. *	2,331	880,186
Paramount Global	40,322	520,154
Roblox Corp. * †	20,595	596,431
Roku, Inc. *	7,708	544,108
Snap, Inc. *	57,305	510,588
Walt Disney Co. *	20,846	1,689,568
Warner Bros Discovery, Inc. *	29,359	318,839
		8,210,846
Pharmaceuticals, Biotechnology & Life Sciences: 5.5%
Agilent Technologies, Inc.	4,946	553,062
Apellis Pharmaceuticals, Inc. *	10,601	403,262
Eli Lilly & Co.	756	406,070
Johnson & Johnson	2,509	390,777
Moderna, Inc. *	4,713	486,806
Pfizer, Inc.	25,625	849,981
		3,089,958
Semiconductors & Semiconductor Equipment: 9.7%
Advanced Micro Devices, Inc. *	16,515	1,698,072
Broadcom, Inc.	421	349,674
Enphase Energy, Inc. *	4,606	553,411
Intel Corp.	21,291	756,895
NVIDIA Corp.	3,864	1,680,801
Qualcomm, Inc.	2,701	299,973
		5,338,826
Software & Services: 13.3%
Crowdstrike Holdings, Inc. *	2,402	402,047
Microsoft Corp.	3,786	1,195,430
Oracle Corp.	5,457	578,005
Palantir Technologies, Inc. *	111,247	1,779,953
Palo Alto Networks, Inc. *	2,091	490,214
Salesforce, Inc. *	2,168	439,627
Shopify, Inc. *	20,207	1,102,696
Snowflake, Inc. *	3,170	484,281
Unity Software, Inc. *	15,175	476,343
Zoom Video Communications, Inc. *	6,030	421,738
		7,370,334
Technology Hardware & Equipment: 4.6%
Apple, Inc.	10,021	1,715,695
Cisco Systems, Inc.	7,082	380,728
Super Micro Computer, Inc. *	1,527	418,734
		2,515,157
Telecommunication Services: 1.5%
AT&T, Inc.	34,727	521,600
Verizon Communications, Inc.	10,577	342,801
		864,401
Transportation: 1.7%
American Airlines Group, Inc. *	28,158	360,704
Uber Technologies, Inc. *	11,737	539,785
		900,489
Total Common Stocks (Cost: $55,176,651)		54,770,770

See Notes to Financial Statements

37

VANECK SOCIAL SENTIMENT ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
MASTER LIMITED PARTNERSHIP: 0.6% (Cost: $300,484)
Energy: 0.6%
Energy Transfer LP	23,160	$324,935

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $55,477,135)		55,095,705

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.6%
Money Market Fund: 2.6% (Cost: $1,423,473)
State Street Navigator Securities Lending Government Money Market Portfolio	1,423,473	1,423,473
Total Investments: 102.6% (Cost: $56,900,608)		56,519,178
Liabilities in excess of other assets: (2.6)%		(1,434,241)
NET ASSETS: 100.0%		$55,084,937

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $4,138,414.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	27.7%	$15,224,318
Consumer Discretionary	20.7	11,390,071
Communication Services	16.5	9,075,245
Financials	15.9	8,775,934
Health Care	6.3	3,477,249
Industrials	5.2	2,870,095
Consumer Staples	4.8	2,675,337
Energy	2.9	1,607,456
	100.0%	$55,095,705

The summary of inputs used to value the Fund’s investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$54,770,770	$—	$—	$54,770,770
Master Limited Partnership *	324,935	—	—	324,935
Money Market Fund	1,423,473	—	—	1,423,473
Total Investments	$56,519,178	$—	$—	$56,519,178

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

38

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	Commodity Strategy ETF (a)	Durable High Dividend ETF	Inflation Allocation ETF (a)	Long/Flat Trend ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$24,950,874	$84,998,720	$46,391,674	$24,410,232
Affiliated issuers (3)	—	—	43,628,320	—
Short-term investments held as collateral for securities loaned (4)	—	—	11,948,436	—
Cash	681,250	148,268	657,895	—
Cash on deposit with broker for futures contracts	10,718	—	—	—
Receivables:
Investment securities sold	—	199,028	1,528	—
Dividends and interest	—	223,372	46,859	92,774
Due from custodian	1,505	—	—	—
Prepaid expenses	—	—	2,491	1,009
Variation margin on futures contracts	822,696	—	—	—
Total assets	26,467,043	85,569,388	102,677,203	24,504,015
Liabilities:
Payables:
Collateral for securities loaned	—	—	11,948,436	—
Due to Adviser	12,082	21,667	20,545	9,257
Due to custodian	—	—	—	17,592
Deferred Trustee fees	—	624	833	1,284
Accrued expenses	—	1,872	55,250	46,914
Total liabilities	12,082	24,163	12,025,064	75,047
NET ASSETS	$26,454,961	$85,545,225	$90,652,139	$24,428,968
Shares outstanding	500,000	2,825,000	3,575,000	650,000
Net asset value, redemption and offering price per share	$52.91	$30.28	$25.36	$37.58
Net Assets consist of:
Aggregate paid in capital	$24,904,494	$101,901,198	$113,868,096	$31,392,199
Total distributable earnings (loss).	1,550,467	(16,355,973)	(23,215,957)	(6,963,231)
NET ASSETS	$26,454,961	$85,545,225	$90,652,139	$24,428,968
(1) Value of securities on loan	$—	$—	$18,931,301	$—
(2) Cost of investments - Unaffiliated issuers	$24,947,939	$87,509,978	$48,589,821	$23,654,592
(3) Cost of investments - Affiliated issuers	$—	$—	$44,453,032	$—
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$11,948,436	$—

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

39

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	Morningstar ESG Moat ETF	Morningstar Global Wide Moat ETF	Morningstar International Moat ETF	Morningstar SMID Moat ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$6,356,340	$17,728,585	$231,175,440	$186,034,127
Short-term investments held as collateral for securities loaned (3)	—	—	5,019,136	106,378
Cash	28,475	—	26,789	91,848
Cash denominated in foreign currency, at value (4)	—	4,824	374,872	—
Receivables:
Investment securities sold	—	61,936	6,669	—
Due from Adviser	3,092	—	—	—
Dividends and interest	5,377	23,043	613,614	153,575
Prepaid expenses	992	1,003	3,980	2,495
Total assets	6,394,276	17,819,391	237,220,500	186,388,423
Liabilities:
Payables:
Collateral for securities loaned	—	—	5,019,136	106,378
Line of credit	—	—	685,752	—
Due to Adviser	—	1,447	90,278	68,803
Due to custodian	—	50,744	—	—
Deferred Trustee fees	9	292	2,429	51
Accrued expenses	45,377	53,903	65,429	44,398
Total liabilities	45,386	106,386	5,863,024	219,630
NET ASSETS	$6,348,890	$17,713,005	$231,357,476	$186,168,793
Shares outstanding	275,000	550,000	7,750,000	6,550,000
Net asset value, redemption and offering price per share	$23.09	$32.21	$29.85	$28.42
Net Assets consist of:
Aggregate paid in capital	$6,848,649	$17,701,628	$261,549,272	$198,414,087
Total distributable earnings (loss).	(499,759)	11,377	(30,191,796)	(12,245,294)
NET ASSETS	$6,348,890	$17,713,005	$231,357,476	$186,168,793
(1) Value of securities on loan	$—	$176,506	$13,990,964	$3,770,577
(2) Cost of investments - Unaffiliated issuers	$6,438,008	$17,766,155	$243,136,191	$192,837,583
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$5,019,136	$106,378
(4) Cost of cash denominated in foreign currency	$—	$4,822	$376,594	$—

See Notes to Financial Statements

40

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	Morningstar Wide Moat ETF	Social Sentiment ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$10,608,446,127	$55,095,705
Short-term investments held as collateral for securities loaned (3)	—	1,423,473
Cash	2,360,711	17,821
Receivables:
Shares of beneficial interest sold	11,371,924	—
Dividends and interest	11,295,049	7,140
Prepaid expenses	27,305	—
Total assets	10,633,501,116	56,544,139
Liabilities:
Payables:
Investment securities purchased	11,371,170	—
Collateral for securities loaned	—	1,423,473
Due to Adviser	4,036,435	35,729
Deferred Trustee fees	158,863	—
Accrued expenses	340,050	—
Total liabilities	15,906,518	1,459,202
NET ASSETS	$10,617,594,598	$55,084,937
Shares outstanding	140,050,000	3,575,000
Net asset value, redemption and offering price per share	$75.81	$15.41
Net Assets consist of:
Aggregate paid in capital	$12,268,734,658	$162,635,149
Total distributable earnings (loss)	(1,651,140,060)	(107,550,212)
NET ASSETS	$10,617,594,598	$55,084,937
(1) Value of securities on loan	$—	$4,138,414
(2) Cost of investments - Unaffiliated issuers	$10,972,533,574	$55,477,135
(3) Cost of short-term investments held as collateral for securities loaned	$—	$1,423,473

See Notes to Financial Statements

41

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Commodity Strategy ETF (a) (b)	Durable High Dividend ETF	Inflation Allocation ETF (a)	Long/Flat Trend ETF
Income:
Dividends - unaffiliated issuers	$—	$3,407,713	$1,286,492	$289,925
Dividends - affiliated issuers	—	—	822,447	—
Interest	1,069,026	3,714	15,690	314,558
Securities lending income	—	3,780	145,929	4,040
Total income	1,069,026	3,415,207	2,270,558	608,523
Expenses:
Management fees	119,666	265,758	594,907	146,854
Professional fees	—	—	49,716	43,422
Custody and accounting fees	—	—	23,776	19,282
Reports to shareholders	—	—	30,199	12,226
Trustees’ fees and expenses	—	—	4,713	776
Registration fees	—	—	22,565	6,246
Insurance	—	—	5,370	1,976
Interest	—	10,963	378	32,770
Taxes	561	—	—	—
Other	—	—	470	209
Total expenses	120,227	276,721	732,094	263,761
Waiver of management fees	—	—	(226,801)	(69,451)
Net expenses	120,227	276,721	505,293	194,310
Net investment income	948,799	3,138,486	1,765,265	414,213

Net realized gain (loss) on:
Investments - unaffiliated issuers	51	(6,170,862)	(5,446,152)	356,499
Investments - affiliated issuers	—	—	(1,646,518)	—
In-kind redemptions - unaffiliated issuers	—	7,562,823	442,128	2,694,643
In-kind redemptions - affiliated issuers	—	—	513,828	—
Futures	(240,912)	—	—	—
Net realized gain (loss)	(240,861)	1,391,961	(6,136,714)	3,051,142

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,935	4,476,449	12,797,071	737,376
Investments - affiliated issuers	—	—	7,665,739	—
Futures	820,441	—	—	—
Net change in unrealized appreciation (depreciation)	823,376	4,476,449	20,462,810	737,376
Net Increase in Net Assets Resulting from Operations	$1,531,314	$9,006,896	$16,091,361	$4,202,731

(a)	Consolidated Statement of Operations
(b)	For the period December 21, 2022 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

42

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Morningstar ESG Moat ETF	Morningstar Global Wide Moat ETF	Morningstar International Moat ETF	Morningstar SMID Moat ETF (a)
Income:
Dividends	$78,815	$489,155	$6,160,473	$1,235,970
Interest	1,462	708	7,661	1,880
Securities lending income	—	1,626	37,967	5,961
Foreign taxes withheld	—	(25,008)	(461,051)	(1,001)
Total income	80,277	466,481	5,745,050	1,242,810
Expenses:
Management fees	20,723	85,127	837,255	312,440
Professional fees	42,425	51,962	49,780	49,253
Custody and accounting fees	24,022	47,281	99,487	27,567
Reports to shareholders	4,784	12,389	13,581	9,202
Trustees’ fees and expenses	76	475	1,718	2,281
Registration fees	7,156	4,453	5,912	5,737
Insurance	1,710	1,819	4,385	729
Interest	—	265	38,940	631
Other	241	151	163	360
Total expenses	101,137	203,922	1,051,221	408,200
Waiver of management fees	(20,723)	(85,127)	(74,555)	(67,356)
Expenses assumed by the Adviser	(57,849)	(20,161)	—	—
Net expenses	22,565	98,634	976,666	340,844
Net investment income	57,712	367,847	4,768,384	901,966

Net realized gain (loss) on:
Investments	(301,653)	(182,399)	(6,052,728)	(6,285,555)
In-kind redemptions	289,712	676,852	(404,465)	5,374,668
Foreign currency transactions and foreign denominated assets and liabilities	—	(751)	41,911	—
Net realized gain (loss)	(11,941)	493,702	(6,415,282)	(910,887)

Net change in unrealized appreciation (depreciation) on:
Investments	339,632	1,412,388	499,122	(6,803,456)
Foreign currency translations and foreign denominated assets and liabilities	—	415	6,708	—
Net change in unrealized appreciation (depreciation)	339,632	1,412,803	505,830	(6,803,456)
Net Increase (Decrease) in Net Assets Resulting from Operations	$385,403	$2,274,352	$(1,141,068)	$(6,812,377)

(a)	For the period October 5, 2022 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

43

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Morningstar Wide Moat ETF	Social Sentiment ETF
Income:
Dividends	$123,016,615	$556,475
Interest	244,448	3,193
Securities lending income	426,893	156,667
Foreign taxes withheld	—	(148)
Total income	123,687,956	716,187
Expenses:
Management fees	36,450,354	441,044
Professional fees	54,748	282,787
Custody and accounting fees	33,658	—
Reports to shareholders	380,820	—
Trustees’ fees and expenses	198,115	—
Registration fees	71,096	—
Insurance	73,399	—
Interest	417,784	974
Taxes	140	—
Other	58,464	—
Total expenses	37,738,578	724,805
Reimbursement from the Adviser	—	(47,781)
Reimbursement from insurance proceeds	—	(235,006)
Net expenses	37,738,578	442,018
Net investment income	85,949,378	274,169

Net realized gain (loss) on:
Investments	(511,563,718)	(18,022,684)
In-kind redemptions	1,156,498,228	15,653,746
Foreign currency transactions and foreign denominated assets and liabilities	(30)	(5)
Net realized gain (loss)	644,934,480	(2,368,943)

Net change in unrealized appreciation (depreciation) on:
Investments	811,917,415	12,273,084
Net change in unrealized appreciation (depreciation)	811,917,415	12,273,084
Net Increase in Net Assets Resulting from Operations	$1,542,801,273	$10,178,310

See Notes to Financial Statements

44

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Commodity
	Strategy ETF (a)	Durable High Dividend ETF
	Period Ended September 30, 2023 (b)	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment income	$948,799	$3,138,486	$2,029,834
Net realized gain (loss)	(240,861)	1,391,961	365,341
Net change in unrealized appreciation (depreciation)	823,376	4,476,449	(8,605,947)
Net increase (decrease) in net assets resulting from operations	1,531,314	9,006,896	(6,210,772)
Distributions to shareholders from:
Distributable earnings	—	(2,908,003)	(1,834,915)

Share transactions*:
Proceeds from sale of shares	34,680,818	66,224,810	66,874,815
Cost of shares redeemed	(9,757,171)	(59,551,888)	(37,292,890)
Increase in net assets resulting from share transactions	24,923,647	6,672,922	29,581,925
Total increase in net assets	26,454,961	12,771,815	21,536,238
Net Assets, beginning of period	—	72,773,410	51,237,172
Net Assets, end of period	$26,454,961	$85,545,225	$72,773,410
*Shares of Common Stock Issued (no par value)
Shares sold	700,000	2,125,000	2,175,000
Shares redeemed	(200,000)	(1,925,000)	(1,225,000)
Net increase	500,000	200,000	950,000

(a)	Consolidated Statement of Changes in Net Assets
(b)	For the period December 21, 2022 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

45

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Allocation ETF (a)		Long/Flat Trend ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment income	$1,765,265	$3,054,806	$414,213	$261,767
Net realized gain (loss)	(6,136,714)	(1,699,545)	3,051,142	974,460
Net change in unrealized appreciation (depreciation)	20,462,810	(24,548,223)	737,376	(8,534,839)
Net increase (decrease) in net assets resulting from operations	16,091,361	(23,192,962)	4,202,731	(7,298,612)
Distributions to shareholders from:
Distributable earnings	(2,100,120)	(2,650,043)	(315,038)	(175,010)

Share transactions*:
Proceeds from sale of shares	11,559,426	167,278,949	44,255,064	86,232,358
Cost of shares redeemed	(65,965,169)	(26,924,747)	(57,288,850)	(86,143,141)
Increase (decrease) in net assets resulting from share transactions	(54,405,743)	140,354,202	(13,033,786)	89,217
Total increase (decrease) in net assets	(40,414,502)	114,511,197	(9,146,093)	(7,384,405)
Net Assets, beginning of year	131,066,641	16,555,444	33,575,061	40,959,466
Net Assets, end of year	$90,652,139	$131,066,641	$24,428,968	$33,575,061
*Shares of Common Stock Issued (no par value)
Shares sold	450,000	6,200,000	1,250,000	2,350,000
Shares redeemed	(2,625,000)	(1,100,000)	(1,600,000)	(2,375,000)
Net increase (decrease)	(2,175,000)	5,100,000	(350,000)	(25,000)

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

46

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Morningstar ESG Moat ETF		Morningstar Global Wide Moat ETF
	Year Ended September 30, 2023	Period Ended September 30, 2022 (a)	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment income	$57,712	$21,554	$367,847	$328,329
Net realized gain (loss)	(11,941)	(56,597)	493,702	229,786
Net change in unrealized appreciation (depreciation)	339,632	(421,300)	1,412,803	(4,370,505)
Net increase (decrease) in net assets resulting from operations	385,403	(456,343)	2,274,352	(3,812,390)
Distributions to shareholders from:
Distributable earnings	(37,500)	(3,803)	(585,100)	(1,104,550)

Share transactions*:
Proceeds from sale of shares	5,221,511	4,181,504	3,399,648	3,251,806
Cost of shares redeemed	(1,711,878)	(1,230,004)	(4,920,761)	—
Increase (decrease) in net assets resulting from share transactions	3,509,633	2,951,500	(1,521,113)	3,251,806
Total increase (decrease) in net assets	3,857,536	2,491,354	168,139	(1,665,134)
Net Assets, beginning of period	2,491,354	—	17,544,866	19,210,000
Net Assets, end of period	$6,348,890	$2,491,354	$17,713,005	$17,544,866
*Shares of Common Stock Issued (no par value)
Shares sold	225,000	175,000	100,000	100,000
Shares redeemed	(75,000)	(50,000)	(150,000)	—
Net increase (decrease)	150,000	125,000	(50,000)	100,000

(a)	For the period October 6, 2021 (commencement of operations) through September 30, 2022.

See Notes to Financial Statements

47

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

			Morningstar
	Morningstar International Moat ETF		SMID Moat ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Period Ended September 30, 2023 (a)

Operations:
Net investment income	$4,768,384	$3,051,398	$901,966
Net realized loss	(6,415,282)	(8,558,465)	(910,887)
Net change in unrealized appreciation (depreciation)	505,830	(12,831,453)	(6,803,456)
Net decrease in net assets resulting from operations	(1,141,068)	(18,338,520)	(6,812,377)
Distributions to shareholders from:
Distributable earnings	(1,800,060)	(3,150,000)	(66,010)

Share transactions*:
Proceeds from sale of shares	188,853,511	36,287,916	248,606,020
Cost of shares redeemed	(21,082,385)	(18,708,747)	(55,558,840)
Increase in net assets resulting from share transactions	167,771,126	17,579,169	193,047,180
Total increase (decrease) in net assets	164,829,998	(3,909,351)	186,168,793
Net Assets, beginning of period	66,527,478	70,436,829	—
Net Assets, end of period	$231,357,476	$66,527,478	$186,168,793
*Shares of Common Stock Issued (no par value)
Shares sold	5,900,000	1,150,000	8,500,000
Shares redeemed	(800,000)	(600,000)	(1,950,000)
Net increase	5,100,000	550,000	6,550,000

(a)	For the period October 5, 2022 (commencement of operations) through September 30, 2023.

See Notes to Financial Statements

48

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Morningstar Wide Moat ETF		Social Sentiment ETF
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Operations:
Net investment income	$85,949,378	$81,943,156	$274,169	$122,917
Net realized gain (loss)	644,934,480	301,662,752	(2,368,943)	(54,869,039)
Net change in unrealized appreciation (depreciation)	811,917,415	(1,688,150,367)	12,273,084	(13,810,175)
Net increase (decrease) in net assets resulting from operations	1,542,801,273	(1,304,544,459)	10,178,310	(68,556,297)
Distributions to shareholders from:
Distributable earnings	(78,997,870)	(77,004,720)	(209,840)	—

Share transactions*:
Proceeds from sale of shares	8,329,731,215	5,173,745,502	81,579,535	101,939,141
Cost of shares redeemed	(5,041,737,828)	(4,525,615,899)	(94,100,010)	(168,680,113)
Increase (decrease) in net assets resulting from share transactions	3,287,993,387	648,129,603	(12,520,475)	(66,740,972)
Total increase (decrease) in net assets	4,751,796,790	(733,419,576)	(2,552,005)	(135,297,269)
Net Assets, beginning of year	5,865,797,808	6,599,217,384	57,636,942	192,934,211
Net Assets, end of year	$10,617,594,598	$5,865,797,808	$55,084,937	$57,636,942
*Shares of Common Stock Issued (no par value)
Shares sold	109,000,000	74,050,000	5,475,000	4,975,000
Shares redeemed	(66,750,000)	(66,300,000)	(6,425,000)	(8,275,000)
Net increase (decrease)	42,250,000	7,750,000	(950,000)	(3,300,000)

See Notes to Financial Statements

49

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Commodity Strategy ETF(a)

	Period Ended September 30, 2023(b)

Net asset value, beginning of period	$50.00
Net investment income (c)	1.69
Net realized and unrealized gain on investments	1.22
Total from investment operations	2.91
Net asset value, end of period	$52.91
Total return (d)	5.82	%(e)

Ratios to average net assets
Expenses	0.55	%(f)
Net investment income	4.36	%(f)
Supplemental data
Net assets, end of period (in millions)	$26
Portfolio turnover rate (g)	0	%(e)

(a)	Consolidated Financial Highlights
(b)	For the period December 21, 2022 (commencement of operations) through September 30, 2023.
(c)	Calculated based upon average shares outstanding
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

50

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Durable High Dividend ETF
	Year Ended September 30,				Period
	2023	2022	2021	2020	Ended September 30, 2019(a)

Net asset value, beginning of period	$27.72	$30.59	$26.78	$28.24	$25.36
Net investment income (b)	1.07	0.99	1.01	0.92	0.75
Net realized and unrealized gain (loss) on investments	2.50	(2.90)	3.71	(1.28)	2.62
Total from investment operations	3.57	(1.91)	4.72	(0.36)	3.37
Distributions from:
Net investment income	(1.01)	(0.96)	(0.91)	(0.90)	(0.49)
Net realized capital gains	—	—	—	(0.20)	—
Total distributions	(1.01)	(0.96)	(0.91)	(1.10)	(0.49)
Net asset value, end of period	$30.28	$27.72	$30.59	$26.78	$28.24
Total return (c)	12.91%	(6.58)%	17.89%	(1.26)%	13.41	%(d)

Ratios to average net assets
Gross expenses (e)	0.30%	0.29%	0.53%	0.73%	1.14	%(f)
Net expenses (e)	0.30%	0.29%	0.29%	0.29%	0.29	%(f)
Net expenses excluding interest and taxes (e)	0.29%	0.29%	N/A	N/A	N/A
Net investment income	3.42%	3.19%	3.38%	3.44%	3.00	%(f)
Supplemental data
Net assets, end of period (in millions)	$86	$73	$51	$33	$18
Portfolio turnover rate (g)	61%	50%	50%	67%	94	%(d)

(a)	For the period October 30, 2018 (commencement of operations) through September 30, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Periods after September 30, 2021 reflect a unitary management fee structure.
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

51

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Inflation Allocation ETF(a)
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$22.79	$25.47	$20.15	$25.25	$25.39
Net investment income (b)	0.37	0.92	0.14	0.45	0.31
Net realized and unrealized gain (loss) on investments	2.58	(1.44)	6.57	(4.94)	(0.31)
Total from investment operations	2.95	(0.52)	6.71	(4.49)	—
Distributions from:
Net investment income	(0.38)	(2.16)	(1.39)	(0.61)	(0.14)
Net asset value, end of year	$25.36	$22.79	$25.47	$20.15	$25.25
Total return (c)	12.95%	(2.71)%	34.11%	(18.32)%	0.02%

Ratios to average net assets
Gross expenses (d)	0.61%	0.63%	1.60%	1.12%	0.93%
Net expenses (d)	0.42%	0.51%	0.56%	0.55%	0.55%
Net expenses excluding interest and taxes (d)	0.42%	0.51%	0.55%	0.55%	0.55%
Net investment income (d)	1.48%	3.56%	0.58%	1.97%	1.23%
Supplemental data
Net assets, end of year (in millions)	$91	$131	$17	$9	$30
Portfolio turnover rate (e)	70%	32%	76%	195%	449%

(a)	Consolidated Financial Highlights
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

52

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Long/Flat Trend ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$33.58	$39.96	$31.55	$28.02	$28.24
Net investment income (a)	0.51	0.24	0.34	0.40	0.39
Net realized and unrealized gain (loss) on investments	3.90	(6.46)	8.78	3.56 (b)	(0.35)
Total from investment operations	4.41	(6.22)	9.12	3.96	0.04
Distributions from:
Net investment income	(0.41)	(0.16)	(0.71)	(0.43)	(0.26)
Net asset value, end of year	$37.58	$33.58	$39.96	$31.55	$28.02
Total return (c)	13.27%	(15.67)%	29.29%	14.22%	0.29%

Ratios to average net assets
Gross expenses (d)	0.90%	0.72%	0.82%	0.76%	0.69%
Net expenses (d)	0.66%	0.59%	0.55%	0.55%	0.57%
Net expenses excluding interest and taxes (d)	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income (d)	1.41%	0.60%	0.91%	1.38%	1.47%
Supplemental data
Net assets, end of year (in millions)	$24	$34	$41	$32	$66
Portfolio turnover rate (e)	115%	243%	1%	0%	59%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

53

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar ESG Moat ETF

	Year Ended September 30, 2023	Period Ended September 30, 2022(a)

Net asset value, beginning of period	$19.93	$25.05
Net investment income (b)	0.29	0.25
Net realized and unrealized gain (loss) on investments	3.08	(5.32)
Total from investment operations	3.37	(5.07)
Distributions from:
Net investment income	(0.21)	(0.05)
Net asset value, end of period	$23.09	$19.93
Total return (c)	16.97%	(20.30)%	(d)

Ratios to average net assets
Gross expenses	2.20%	4.24%	(e)
Net expenses	0.49%	0.49%	(e)
Net investment income	1.25%	1.06%	(e)
Supplemental data
Net assets, end of period (in millions)	$6	$2
Portfolio turnover rate (f)	38%	44%	(d)

(a)	For the period October 6, 2021 (commencement of operations) through September 30, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

54

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar Global Wide Moat ETF
	Year Ended September 30,				Period
	2023	2022	2021	2020	Ended September 30, 2019(a)

Net asset value, beginning of period	$29.24	$38.42	$32.17	$28.97	$25.30
Net investment income (b)	0.65	0.63	0.54	0.46	0.47
Net realized and unrealized gain (loss) on investments	3.49	(7.60)	6.74	3.47	3.31
Total from investment operations	4.14	(6.97)	7.28	3.93	3.78
Distributions from:
Net investment income	(0.70)	(0.55)	(0.43)	(0.34)	(0.11)
Net realized capital gains	(0.47)	(1.66)	(0.60)	(0.39)	—
Total distributions	(1.17)	(2.21)	(1.03)	(0.73)	(0.11)
Net asset value, end of period	$32.21	$29.24	$38.42	$32.17	$28.97
Total return (c)	14.14%	(19.41)%	22.99%	13.70%	15.01	%(d)

Ratios to average net assets
Gross expenses	1.08%	0.96%	1.20%	2.04%	2.50	%(e)
Net expenses	0.52%	0.52%	0.52%	0.52%	0.56	%(e)
Net expenses excluding interest and taxes	0.52%	0.52%	0.52%	0.52%	0.52	%(e)
Net investment income	1.94%	1.76%	1.44%	1.54%	1.86	%(e)
Supplemental data
Net assets, end of period (in millions)	$18	$18	$19	$10	$6
Portfolio turnover rate (f)	73%	67%	74%	68%	71	%(d)

(a)	For the period October 30, 2018 (commencement of operations) through September 30, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

55

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Morningstar International Moat ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$25.10	$33.54	$29.38	$30.57	$33.13
Net investment income (a)	0.89	1.34	1.07	0.62	1.00
Net realized and unrealized gain (loss) on investments	4.81 (b)	(8.28)	3.81	(0.56)	(2.50)
Total from investment operations	5.70	(6.94)	4.88	0.06	(1.50)
Distributions from:
Net investment income	(0.95)	(1.50)	(0.72)	(1.25)	(1.06)
Net asset value, end of year	$29.85	$25.10	$33.54	$29.38	$30.57
Total return (c)	22.82%	(21.65)%	16.64%	(0.14)%	(4.25)%

Ratios to average net assets
Gross expenses	0.63%	0.67%	0.76%	0.76%	0.69%
Net expenses	0.58%	0.58%	0.57%	0.58%	0.57%
Net expenses excluding interest and taxes	0.56%	0.56%	0.56%	0.56%	0.56%
Net investment income	2.85%	4.32%	3.09%	2.10%	3.26%
Supplemental data
Net assets, end of year (in millions)	$231	$67	$70	$51	$83
Portfolio turnover rate (d)	87%	105%	110%	94%	85%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

56

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Morningstar SMID Moat ETF

	Period Ended September 30, 2023(a)

Net asset value, beginning of period	$26.02
Net investment income (b)	0.37
Net realized and unrealized gain on investments	2.09	(c)
Total from investment operations	2.46
Distributions from:
Net investment income	(0.06)
Net asset value, end of period	$28.42
Total return (d)	9.49	%(e)

Ratios to average net assets
Gross expenses	0.59	%(f)
Net expenses	0.49	%(f)
Net investment income	1.30	%(f)
Supplemental data
Net assets, end of period (in millions)	$186
Portfolio turnover rate (g)	76	%(e)

(a)	For the period October 5, 2022 (commencement of operations) through September 30, 2023.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

57

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Morningstar Wide Moat ETF
	Year Ended September 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$59.98	$73.28	$54.63	$50.13	$46.73
Net investment income (a)	0.78	0.85	0.96	0.92	0.89
Net realized and unrealized gain (loss) on investments	15.86	(13.33)	18.59	4.30	3.25
Total from investment operations	16.64	(12.48)	19.55	5.22	4.14
Distributions from:
Net investment income	(0.81)	(0.82)	(0.90)	(0.72)	(0.74)
Net asset value, end of year	$75.81	$59.98	$73.28	$54.63	$50.13
Total return (b)	27.98%	(17.27)%	36.11%	10.40%	9.21%

Ratios to average net assets
Expenses	0.47%	0.46%	0.46%	0.47%	0.48%
Expenses excluding interest and taxes	0.46%	0.46%	N/A	N/A	N/A
Net investment income	1.06%	1.20%	1.40%	1.77%	1.90%
Supplemental data
Net assets, end of year (in millions)	$10,618	$5,866	$6,599	$3,398	$2,486
Portfolio turnover rate (c)	51%	51%	47%	48%	58%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

58

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Social Sentiment ETF
	Year Ended September 30,
	2023	2022	Period Ended September 30, 2021(a)

Net asset value, beginning of period	$12.74	$24.66	$25.00
Net investment income (loss) (b)	0.07	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	2.65	(11.94)	(0.31	)(c)
Total from investment operations	2.72	(11.92)	(0.34)
Distributions from:
Net investment income	(0.05)	—	—
Net asset value, end of period	$15.41	$12.74	$24.66
Total return (d)	21.46%	(48.34)%	(1.38	)%(e)

Ratios to average net assets
Gross expenses	1.23%	1.16%	0.75	%(f)
Net expenses	0.75%	0.75%	0.75	%(f)
Net investment income (loss)	0.47%	0.11%	(0.20	)%(f)
Supplemental data
Net assets, end of period (in millions)	$55	$58	$193
Portfolio turnover rate (g)	232%	263%	161	%(e)

(a)	For the period March 3, 2021 (commencement of operations) through September 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

59

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Commodity Strategy ETF	Non-Diversified
Durable High Dividend ETF	Diversified
Inflation Allocation ETF	Diversified
Long/Flat Trend ETF	Diversified
Morningstar ESG Moat ETF	Non-Diversified
Morningstar Global Wide Moat ETF	Diversified
Morningstar International Moat ETF	Diversified
Morningstar SMID Moat ETF	Non-Diversified
Morningstar Wide Moat ETF	Diversified
Social Sentiment ETF	Non-Diversified

Each Fund, except for Commodity Strategy ETF and Inflation Allocation ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index listed in the table below.

Fund	Index

Durable High Dividend ETF	Morningstar® US Dividend Valuation IndexSM
Long/Flat Trend ETF	Ned Davis Research CMG US Large Cap Long/Flat Index
Morningstar ESG Moat ETF	Morningstar® US Sustainability Moat Focus IndexSM
Morningstar Global Wide Moat ETF	Morningstar® Global Wide Moat Focus IndexSM
Morningstar International Moat ETF	Morningstar® Global ex-US Moat Focus IndexSM
Morningstar SMID Moat ETF	Morningstar® US Small-Mid Cap Moat Focus IndexSM
Morningstar Wide Moat ETF	Morningstar® Wide Moat Focus IndexSM
Social Sentiment ETF	BUZZ NextGen AI US Sentiment Leaders Index

Using a proprietary, rules-based real asset allocation model, the Inflation Allocation ETF seeks to achieve its investment objective by investing primarily in exchange traded products (“ETPs”) that provide exposure to real assets, which include commodities, real estate, natural resources and infrastructure, as well as companies that own, operate, or derive a significant portion of their value from real assets or the production thereof.

The Commodity Strategy ETF is an actively managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal circumstances, in exchange-traded commodity futures contracts, exchange-traded and over-the-counter (“OTC”) commodity-linked instruments, and pooled investment vehicles, including ETPs that provide exposure to commodities and Cash and Fixed Income Investments. The Fund does not invest in commodities directly.

Van Eck Associates Corp. (“VEAC”) serves as the investment adviser for the Funds, except for Commodity Strategy ETF and Inflation Allocation ETF. Van Eck Absolute Return Advisers Corp. (“VEARA”), a wholly owned subsidiary of VEAC, serves as the investment adviser to Commodity Strategy ETF, Inflation Allocation ETF and their Subsidiaries. VEAC and VEARA are collectively referred to as the “Adviser”.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

60

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered as Level 1 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.
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VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation— The Commodity Strategy ETF invests in U.S. treasury securities and Commodity Instruments through the Commodity Strategy Subsidiary and the Inflation Allocation ETF invests in certain ETPs through the Real Asset Allocation Subsidiary (collectively, the “Subsidiaries”, each a wholly-owned “Subsidiary”), organized under the laws of the Cayman Islands. Each Fund’s investments in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Consolidated financial statements of the Funds present the financial position and results of operations for each Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund (except for dividends from net investment income from Durable High Dividend ETF, which are declared and paid quarterly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments— Certain Funds may invest in derivative instruments. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as OTC derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a
62

disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Futures Contracts— Futures contracts are financial contracts, the value of which depends on, or is derived from, the underlying reference asset. The Commodity Strategy ETF invests in commodity futures contracts, and the underlying reference assets consist of commodity instruments. Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are generally made or received by the Fund each day depending on the fluctuations in the value of the Futures. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures, until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Commodity Strategy ETF held futures contracts during the period ended September 30, 2023, the average notional amount for the period was $27,477,557. Futures contracts held by Commodity Strategy ETF at September 30, 2023, are reflected in the Consolidated Schedule of Investments.

At September 30, 2023, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Commodities Futures Risk
Commodity Strategy ETF
Futures contracts[1]	$822,696

1	Consolidated Statement of Assets and Liabilities location: Variation margin on futures contracts

The impact of transactions in derivative instruments during the year ended September 30, 2023, was as follows:

Commodities Futures Risk
Commodity Strategy ETF
Realized gain (loss):
Futures contracts[1]	$(240,912)
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$820,441

1	Consolidated Statement of Operations location: Net realized gain (loss) on futures contracts
2	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present derivative instruments and securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Futures contracts held by Commodity Strategy ETF are not subject to a master netting agreements or other similar arrangements. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedule of Investments and Statement of Assets and Liabilities for collateral received or pledged as of September 30, 2023. Cash collateral received for securities lending in the form of money market fund investments, if any, at September 30, 2023, is presented in the Schedules
63

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. Such amounts are based on historical information available to the Funds and other industry sources. After each calendar year end, these investments report the actual tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least February 1, 2024, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the following table.

The management fee rate and expense limitations for the year ended September 30, 2023, are as follows:

Fund	Management Fees	Expense Limitations
Inflation Allocation ETF	0.50%	0.55%
Long/Flat Trend ETF	0.50	0.55
Morningstar ESG Moat ETF	0.45	0.49
Morningstar Global Wide Moat ETF	0.45	0.52
Morningstar International Moat ETF	0.50	0.56
Morningstar SMID Moat ETF	0.45	0.49
Morningstar Wide Moat ETF	0.45	0.49

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Adviser waives the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended September 30, 2023, the Adviser waived management fees of $226,801 due to such investments held in the Inflation Allocation ETF.

The Funds listed below utilize a unitary management fee structure where the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses. In addition, for Social Sentiment ETF, the Adviser has (i) agreed to pay the offering costs until at least February 1, 2024 and (ii) contractually agreed to waive or reduce its management fees and/or pay Fund expenses in an amount equal to the Fund’s extraordinary legal expenses up to $500,000 until at least February 1, 2024. During the fiscal years ended September 30, 2022 and 2023, the Fund incurred extraordinary legal expenses of $452,219 and $282,787 respectively. The Fund’s insurance policy covers extraordinary legal expenses in excess of $500,000.

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Refer to Statement of Operations for the reimbursement from the Adviser and insurance proceeds the Fund received during the year ended September 30, 2023. For Commodity Strategy ETF, the Adviser has agreed to pay and/or reimburse the Fund for the offering costs and trading expenses that are net account or similar fees charged by futures commission merchants (“FCMs”) until at least February 1, 2024.

Fund	Unitary Management Fee Rate
Commodity Strategy ETF	0.55%
Durable High Dividend ETF	0.29
Social Sentiment ETF	0.75

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At September 30, 2023, the Adviser owned approximately 18% of Morningstar ESG Moat ETF and 5% of Durable High Dividend ETF.

Note 4—Capital Share Transactions—As of September 30, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose certain variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended September 30, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments and U.S. government obligations) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Durable High Dividend ETF	55,016,973	55,998,615	66,243,915	58,427,692
Inflation Allocation ETF*	82,320,153	93,326,700	11,421,082	55,117,548
Long/Flat Trend ETF	81,605,027	24,274,820	39,325,039	76,056,068
Morningstar ESG Moat ETF	1,953,313	1,753,853	5,214,947	1,875,768
Morningstar Global Wide Moat ETF	13,732,435	14,042,974	3,272,320	4,679,352
Morningstar International Moat ETF	167,930,207	141,649,351	162,790,510	18,404,369
Morningstar SMID Moat ETF	62,622,357	58,536,033	248,632,765	58,970,618
Morningstar Wide Moat ETF	4,341,391,276	4,111,182,513	8,329,918,771	5,273,280,164
Social Sentiment ETF	139,812,017	135,988,359	81,581,803	97,801,213
65

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

*	Represents consolidated cost of investments purchased and proceeds from investments sold.

Note 6—Income Taxes—As of September 30, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Commodity Strategy ETF	$25,828,457	$1,247,363	$(739,906)	$507,457
Durable High Dividend ETF	87,463,617	1,816,739	(4,281,636)	(2,464,897)
Inflation Allocation ETF	106,734,180	3,515,737	(8,301,813)	(4,786,076)
Long/Flat Trend ETF	23,693,503	755,757	(39,028)	716,729
Morningstar ESG Moat ETF	6,556,568	338,685	(538,913)	(200,228)
Morningstar Global Wide Moat ETF	17,785,566	964,284	(1,021,265)	(56,981)
Morningstar International Moat ETF	248,503,479	7,393,828	(19,702,731)	(12,308,903)
Morningstar SMID Moat ETF	192,968,522	4,713,177	(11,541,194)	(6,828,017)
Morningstar Wide Moat ETF	10,974,083,850	399,407,541	(765,045,264)	(365,637,723)
Social Sentiment ETF	59,293,325	3,157,025	(5,931,172)	(2,774,147)

At September 30, 2023, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Commodity Strategy ETF	$1,466,997	$–	$–	$83,470	$1,550,467
Durable High Dividend ETF	721,944	(14,612,396)	(624)	(2,464,897)	(16,355,973)
Inflation Allocation ETF	588,832	(19,016,497)	(830)	(4,787,462)	(23,215,957)
Long/Flat Trend ETF	247,032	(7,925,707)	(1,285)	716,729	(6,963,231)
Morningstar ESG Moat ETF	37,974	(337,497)	(8)	(200,228)	(499,759)
Morningstar Global Wide Moat ETF	233,586	(164,800)	(289)	(57,120)	11,377
Morningstar International Moat ETF	4,684,889	(22,555,259)	(2,429)	(12,318,997)	(30,191,796)
Morningstar SMID Moat ETF	826,980	(6,244,206)	(51)	(6,828,017)	(12,245,294)
Morningstar Wide Moat ETF	67,258,773	(1,352,602,247)	(158,863)	(365,637,723)	(1,651,140,060)
Social Sentiment ETF	203,949	(104,980,014)	–	(2,774,147)	(107,550,212)

The tax character of dividends paid to shareholders during the years ended September 30, 2023 and September 30, 2022 were as follows:

	September 30, 2023		September 30, 2022
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Durable High Dividend ETF	$2,908,003	$–	$1,834,915	$–
Inflation Allocation ETF	2,100,120	–	2,650,043	–
Long/Flat Trend ETF	315,038	–	175,010	–
Morningstar ESG Moat ETF	37,500	–	3,803	–
Morningstar Global Wide Moat ETF	349,984	235,116	871,150	233,400
Morningstar International Moat ETF	1,800,060	–	3,150,000	–
Morningstar SMID Moat ETF	66,010	–	–	–
Morningstar Wide Moat ETF	78,997,870	–	77,004,720	–
Social Sentiment ETF	209,840	–	–	–
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*	Includes short-term capital gains (if any).

At September 30, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Durable High Dividend ETF	$(8,462,936)	$(6,149,460)	$(14,612,396)
Inflation Allocation ETF	(17,676,615)	(1,339,882)	(19,016,497)
Long/Flat Trend ETF	(7,841,264)	(84,443)	(7,925,707)
Morningstar ESG Moat ETF	(206,985)	(130,512)	(337,497)
Morningstar Global Wide Moat ETF	(164,800)	–	(164,800)
Morningstar International Moat ETF	(15,907,224)	(6,648,035)	(22,555,259)
Morningstar SMID Moat ETF	(6,244,206)	–	(6,244,206)
Morningstar Wide Moat ETF	(677,985,382)	(674,616,865)	(1,352,602,247)
Social Sentiment ETF	(93,090,241)	(11,889,773)	(104,980,014)

During the year ended September 30, 2023, as a result of permanent book to tax differences primarily due to the tax treatment of in-kind redemptions and differences in the treatment of income and realized gains from the Commodity Strategy ETF and Inflation Allocation ETF’s controlled foreign corporation subsidiaries, the Funds incurred differences that affected distributable earnings / (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Commodity Strategy ETF	$19,153	$(19,153)
Durable High Dividend ETF	(7,578,138)	7,578,138
Inflation Allocation ETF	(610,213)	610,213
Long/Flat Trend ETF	(2,694,643)	2,694,643
Morningstar ESG Moat ETF	(289,709)	289,709
Morningstar Global Wide Moat ETF	(676,094)	676,094
Morningstar International Moat ETF	404,465	(404,465)
Morningstar SMID Moat ETF	(5,366,907)	5,366,907
Morningstar Wide Moat ETF	(1,154,697,815)	1,154,697,815
Social Sentiment ETF	(10,011,252)	10,011,252

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, certain Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers,

67

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

Commodity Strategy ETF invests in futures contracts. The usage of futures contracts is subject to risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Futures contracts are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve its investment objective. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so. Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying commodity (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled futures contracts generally trade at a premium to the current market value of the underlying commodity. If a negative futures basis exists, the Fund’s investments in futures contracts will generally underperform a direct investment in the underlying commodity.

Long/Flat Trend ETF may invest in shares of other funds, including ETFs that track the S&P 500 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of the Fund’s shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the net asset value of the particular fund.

Inflation Allocation ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities, as well as real asset categories such as commodities, real estate, natural resources and infrastructure. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds. In addition, the Fund may gain exposure to the cryptocurrency Bitcoin by investing in pooled investment vehicles that invest in Bitcoin, which generally operates without central authority (such as a bank) and is not backed by any government; nor is it legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the United States is still developing. Cryptocurrencies are susceptible to theft, loss and destruction. Cryptocurrency exchanges have in the past, and may in the future, stop operating or permanently shut down due to fraud, cybersecurity issues, manipulation, technical glitches, hackers or malware, which may also affect the price of Bitcoin.

Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Commodity Strategy ETF and Inflation Allocation ETF.

Social Sentiment ETF may concentrate its investment in the information technology and communication services sectors. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of these sectors. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement. The index provider relies on social media analytics, which are relatively new and untested. Investing in companies based on social media analytics involves the potential risk of market manipulation because social media posts may be made with an intent to inflate, or otherwise manipulate, the

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public perception of a company stock or other investment. Furthermore, text and sentiment analysis of social media postings may prove inaccurate in predicting a company’s stock performance.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee was adopted on October 1, 2021, for Durable High Dividend ETF. For this Fund, the liability of the Plan shown as “Deferred Trustee fees” in the Statements of Asset and Liabilities represents amounts accrued through September 30, 2021. Commodity Strategy ETF and Social Sentiment ETF commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

For Inflation Allocation ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF, and Morningstar Wide Moat ETF, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at September 30, 2023, is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of September 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Inflation Allocation ETF	$18,931,301	$11,948,436	$7,653,395	$19,601,831
Morningstar Global Wide Moat ETF	176,506	–	182,851	182,851
Morningstar International Moat ETF	13,990,964	5,019,136	9,844,276	14,863,412
Morningstar SMID Moat ETF	3,770,577	106,378	3,731,866	3,838,244
Social Sentiment ETF	4,138,414	1,423,473	2,774,575	4,198,048
69

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents money market fund investments held as collateral by type of security on loan as of September 30, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Inflation Allocation ETF	$11,948,436
Morningstar International Moat ETF	5,019,136
Morningstar SMID Moat ETF	106,378
Social Sentiment ETF	1,423,473

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Commodity Strategy ETF	9	$936,487	6.43%
Durable High Dividend ETF	225	293,829	5.74
Long/Flat Trend ETF	15	3,206,437	5.98
Morningstar Global Wide Moat ETF	2	245,359	6.68
Morningstar International Moat ETF	315	690,494	5.96
Morningstar SMID Moat ETF	27	139,706	6.68
Morningstar Wide Moat ETF	196	11,896,813	6.00
Social Sentiment ETF	31	93,646	6.46

Outstanding loan balances as of September 30, 2023, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—New Regulatory Requirements—On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

70

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, (the consolidated statement of assets and liabilities, including the consolidated schedule of investments, for VanEck Inflation Allocation ETF and VanEck Commodity Strategy ETF) of each of the funds listed in the table below, (ten of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck Commodity Strategy ETF (4)	VanEck Morningstar Global Wide Moat ETF (1)
VanEck Durable High Dividend ETF (1)	VanEck Morningstar International Moat ETF (1)
VanEck Inflation Allocation ETF (2)	VanEck Morningstar SMID Moat ETF (3)
VanEck Long/Flat Trend ETF (1)	VanEck Morningstar Wide Moat ETF (1)
VanEck Morningstar ESG Moat ETF (5)	VanEck Social Sentiment ETF (1)

(1) Statement of operations for the year ended September 30, 2023 and statement of changes in net assets and financial highlights for the years ended 2023 and 2022.

(2) Consolidated statement of operations for the year ended September 30, 2023 and consolidated statement of changes in net assets and consolidated financial highlights for the years ended September 30, 2023 and 2022.

(3) Statement of operations, statement of changes in net assets, and financial highlights for the period October 5, 2022 (commencement of operations) through September 30, 2023.

(4) Consolidated statement of operations, consolidated statement of changes in net assets, and consolidated financial highlights for the period December 21, 2022 (commencement of operations) through September 30, 2023.

(5) Statement of operations for the year ended September 30, 2023, and statement of changes in net assets and financial highlights for the year ended September 30, 2023 and the period October 6, 2021 (commencement of operations) through September 30, 2022.

The financial statements of the Funds as of and for the year or period ended September 30, 2021 and the financial highlights for each of the periods ended on or prior to September 30, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 19, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

71

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

72

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below relates to distributions paid during each Fund’s current fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2023 income tax purposes will be sent to them in early 2024. Please consult your tax advisor for proper treatment of this information.

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2023:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*	Foreign Source Income*	Foreign Taxes Paid Per Share**
Durable High Dividend ETF	$1.0136	100.00%	100.00%	—%	$—
Inflation Allocation ETF	0.3784	63.11	23.38	9.35	0.0035
Long/Flat Trend ETF	0.4065	69.93	69.06	—	—
Morningstar ESG Moat ETF	0.2143	100.00	100.00	—	—
Morningstar Global Wide Moat ETF	0.7000	100.00	55.31	—	—
Morningstar International Moat ETF	0.9474	34.10	0.53	99.84	0.0806
Morningstar SMID Moat ETF	0.0644	100.00	100.00	—	—
Morningstar Wide Moat ETF	0.8119	100.00	100.00	—	—
Social Sentiment ETF	0.0488	100.00	100.00	—	—

Fund	Qualified Business Income***	Long-Term Capital Gain Per Share
Inflation Allocation ETF	7.00%	$—
Long/Flat Trend ETF	0.53	—
Morningstar Global Wide Moat ETF	—	0.4702

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** Qualified Business Income (QBI) under Section 199A represents the percentage of ordinary income distributions that is eligible for the Section 199A deduction. Section 199A allows a deduction of up to 20% on QBI for non-corporate taxpayers. Tax regulations enable a regulated investment company to flow-through QBI received from pass through entities such as real estate investment trusts, to its shareholders.

73

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	70	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	70	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	82	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	70	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	82	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	82	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
74

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC. Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
75

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
76

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2023 (unaudited)

At a meeting held on June 8, 2023 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Biotech ETF, Digital Transformation ETF, Durable High Dividend ETF (formerly, VanEck Morningstar Durable Dividend ETF), Energy Income ETF, Environmental Services ETF, Gaming ETF, Green Infrastructure ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF, Robotics ETF, Semiconductor ETF, Social Sentiment ETF and Video Gaming and eSports ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 5, 2023. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (certain other registered funds), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability (or the absence of profitability) and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund has a different investment objective than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. They also considered the fact that each of the VanEck Green Infrastructure ETF, Morningstar SMID Moat ETF and Robotics ETF had only recently commenced operations and therefore each had a limited operational history that could be used for comparative purposes, since tracking error measurements and the performance comparisons provided by Broadridge were not available for each Fund. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 5, 2023 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, (i) (with respect to the VanEck Environmental Services ETF, Gaming ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF, Morningstar Wide Moat ETF and Video Gaming and eSports ETF) (the “Non-Unitary Funds”) the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time and (ii) (with respect to all the other Funds) (the “Unitary Funds”) the Adviser’s agreement to pay all of the direct expenses of the Funds (excluding the fee payment under the Investment Management Agreements, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of each Fund, the Trustees reviewed various

77

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

September 30, 2023 (unaudited) (continued)

performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses and performance to that of certain other registered funds. The Trustees noted that the information provided showed that each Fund (except as noted below) had management fees (after the effect of any applicable fee waiver) below the average and median of its respective peer group of funds, the VanEck Energy Income ETF, Gaming ETF and Video Gaming and eSports ETF each had management fees below the average and equal to the median of its respective peer group of funds, the VanEck Green Infrastructure ETF had management fees equal to the average and below the median of its peer group of funds, and each of the VanEck Long/Flat Trend ETF, Morningstar International Moat ETF and Morningstar Wide Moat ETF had management fees (after the effect of any applicable fee waiver) above the average and median of its respective peer group of funds. The Trustees also noted that the information provided showed that each Fund (except as noted below) had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its respective peer group of funds, each of the VanEck Environmental Services ETF and Social Sentiment ETF had a total expense ratio (after the effect of any applicable expense limitation) above the average and equal to the median of its respective peer group of funds, each of the VanEck Energy Income ETF, Green Infrastructure ETF and Video Gaming and eSports ETF had a total expense ratio (after the effect of any applicable expense limitation) below the average and equal to the median of its respective peer group of funds, and each of the VanEck Gaming ETF, Long/Flat Trend ETF, Morningstar ESG Moat ETF, Morningstar Global Wide Moat ETF, Morningstar International Moat ETF, Morningstar SMID Moat ETF and Morningstar Wide Moat ETF had a total expense ratio (after the effect of any applicable expense limitation) above the average and median of its respective peer group of funds. The Trustees reviewed the amount by which certain Funds’ management fees and/or total expense ratios (after the effect of any applicable fee waivers and/or expense limitations) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the management fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap, as applicable, and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds may effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders of the Unitary Funds and noted that the Adviser has capped expenses on each of the Non-Unitary Funds since its inception, although the cap was not necessarily exceeded each year. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were

78

profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 5, 2023 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

Commodity Strategy ETF

At a meeting held on June 8, 2023 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Commodity Strategy ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 5, 2023. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other registered funds), information about the advisory services provided to the Fund and the personnel providing those services, and the profitability (or the absence of profitability) and the benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 5, 2023 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides under the Investment Management Agreement, including the Adviser’s agreement to pay all expenses of the Fund (inclusive of any expenses of the Fund’s subsidiary), except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

In evaluating the performance of the Fund, the Trustees reviewed various performance metrics, including various data from Broadridge comparing the Fund’s performance to that of certain other registered funds. The Trustees also considered information from the Adviser regarding the performance of the Fund against its benchmark. The Trustees noted that the Fund had slightly outperformed its benchmark for the period since its inception on December 20, 2022 through December 31, 2022. Based on the foregoing, the Trustees

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concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other registered funds. The Trustees noted that the information provided showed that the Fund had management fees below the average and equal to the median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio below the average and median of its peer group of funds. The Trustees concluded, in light of this information and the other information available to them, that the management fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the volatility of the asset classes in which the Fund invests, potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 5, 2023 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and its shareholders.

Inflation Allocation ETF

At a meeting held on June 8, 2023 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Inflation Allocation ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

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In preparation for the Renewal Meeting, the Trustees held a meeting on May 5, 2023. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Fund and the Fund’s peer funds (certain other registered funds), information about the advisory services provided to the Fund and the personnel providing those services, and the absence of profitability and the benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. In addition, as noted below, the Trustees reviewed certain performance information for the Fund which was not provided by Broadridge and which did not compare the Fund’s performance to the performance of its peer group. The Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Fund.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 5, 2023 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of the Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding an agreed upon limit for a period of time.

In evaluating the performance of the Fund, the Trustees reviewed various performance metrics, including various data from Broadridge comparing the Fund’s performance to that of certain other registered funds. The Trustees also considered information from the Adviser regarding the performance of the Fund against its benchmark. The Trustees noted that the Fund had underperformed its benchmark for the one- and three-year periods ended December 31, 2022 and the period since its inception on April 10, 2018 through December 31, 2022, but also that the Fund’s performance continued to serve as a strong inflation hedge during the one-year period ended December 31, 2022. Based on the foregoing, the Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Fund’s expenses and performance to that of certain other registered funds. The Trustees noted that the information provided showed that the Fund had management fees (after the effect of any applicable fee waiver) below the average and median of its peer group of funds. The Trustees also noted that the information provided showed that the Fund had a total expense ratio (after the effect of any applicable expense limitation) below the average and median of its peer group of funds. The Trustees concluded, in light of this information and the other information available to them, that the management fees paid by the Fund were reasonable in light of the performance of the Fund and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Fund.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Fund. The Trustees reviewed the Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in the Fund increase. The Trustees considered the potential variability in the net assets of the Fund and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Fund may effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on the Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee

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rate for the Fund is reasonable and appropriate in relation to the current asset size of the Fund and the other factors discussed above and that the advisory fee rate for the Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 5, 2023 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

Morningstar Wide Moat Growth ETF and Morningstar Wide Moat Value ETF

At a meeting held on September 7, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Morningstar Wide Moat Growth ETF and VanEck Morningstar Wide Moat Value ETF (the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Funds’ proposed investment programs, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the proposed management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each Fund to the extent necessary to prevent the operating expenses of the Fund from exceeding an agreed-upon limit for a period of time. The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios.

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to the Funds. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Funds by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

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In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreements are in the best interest of the Funds and the Funds’ shareholders.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	STRATAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is September 30.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2023 and September 30, 2022, were $389,520 and $334,890 respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2023 and September 30, 2022 were $188,900 and $171,100 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short served as Chairman of the Audit Committee until December 1, 2022. Since such date, Ms. Hesslein is the Chairwoman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By	(Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Jan F. van Eck, CEO

Date	December 8, 2023

By	(Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	December 8, 2023